LAZARD FUNDS

                                      ANNUAL REPORT
                                      DECEMBER 31, 2001

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Table of Contents                                                           Page
Investment Overviews .......................................................   2
Performance Overviews ......................................................  10
Portfolios of Investments
    Lazard Equity Portfolio ................................................  22
    Lazard Mid Cap Portfolio ...............................................  24
    Lazard Small Cap Portfolio .............................................  26
    Lazard International Equity Portfolio ..................................  28
    Lazard International Small Cap Portfolio ...............................  30
    Lazard Emerging Markets Portfolio ......................................  32
    Lazard International Equity Select Portfolio ...........................  34
    Lazard Bond Portfolio ..................................................  35
    Lazard High Yield Portfolio ............................................  40
    Lazard International Fixed-Income Portfolio ............................  44
    Lazard Strategic Yield Portfolio .......................................  54
    Lazard Mortgage Portfolio ..............................................  65
Notes to Portfolios of Investments .........................................  67
Statements of
    Assets and Liabilities .................................................  72
    Operations .............................................................  74
    Changes in Net Assets ..................................................  76
Financial Highlights .......................................................  82
Notes to Financial Statements ..............................................  94
Report of Independent Auditors ............................................. 100
Board of Directors and Officers Information (unaudited) .................... 101
Tax Information (unaudited) ................................................ 103


THE VIEWS OF THE FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF DECEMBER 31, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

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LAZARD EQUITY PORTFOLIO

Lazard Equity Portfolio Institutional Shares posted a total return of (5.90)%, while Open Shares posted a total return of (6.23)%, both exceeding the (11.88)% return of the S&P 500(R) Index for the year.

The acceleration of the economic downturn hurt corporate earnings and weighed on U.S. equity markets throughout 2001. With the S&P 500 Index falling more than 10%, its second consecutive year of decline, 2000 - 2001 marked the first two-year drop for the S&P 500 since the energy crisis of the early 1970s. While 2000's market weakness was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 was more broad-based. The negative economic outlook was a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli may trigger an economic rebound during 2002.

The Portfolio's technology holdings defended well during both the fourth quarter and throughout 2001 due to their solid valuation support and proven business models. For instance, the diversified nature of IBM's business and the growing importance of its services business enabled it to maintain profitability amid a dramatic decline in demand for information technology. Microsoft rebounded from last year's weakness as earnings held up remarkably well in light of the dramatic fall in PC demand. In business services and supplies, First Data rose strongly as its transaction processing and money-transfer businesses proved highly resilient to the economy's weakness. However, in the consumer discretionary sector, our media holdings (such as The News Corp., AOL Time Warner and Viacom) were hurt as demand for advertising fell amid the economic downturn. However, we feel the longer-term outlook for these companies is very positive due to their strong cash flow generation and the high barriers to entry in the industry. In addition, this is one of the few industries that possesses pricing flexibility in these times of low inflation.

In recent years there have been dramatic swings in the returns of different investment styles. During 1998 and 1999, high-momentum growth stocks dominated the market; in 2000, investors flocked to the safety of financials and utilities with little regard to the companies' sustainable profitability. However, during 2001 investors' focus returned to individual company fundamentals, which is the environment most conducive to our relative value style. We will continue to adhere to our discipline of assessing valuation in the context of sustainable financial productivity and are confident the market's current focus on fundamentals will persist.

LAZARD MID CAP PORTFOLIO

Lazard Mid Cap Portfolio Institutional Shares posted a total return of 12.85%, while Open Shares posted a total return of 12.50%, both exceeding the (5.62)% return of the Russell Midcap(R) Index for the year.

U.S. mid cap stocks were one of the few bright spots in an otherwise gloomy year for investors, managing modest gains amid the weakness in larger U.S. stocks. This is the second consecutive calendar year that mid caps have outperformed larger stocks, a fact that highlights the benefits of portfolio diversification. The negative economic outlook was a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli may trigger an economic rebound during 2002.

Within the Portfolio, technology holdings performed well due to their solid valuation support, managing gains amid the significant weakness in the sector. For instance, electronics manufacturing powerhouse Celestica was helped by improved pricing. Consumer discretionary holdings also performed well during the year, as consumer spending was remarkably resilient in light of the economic weakness. Ross Stores' off-price format proved very resistant to the economic slowdown, as cautious consumers looked for ways to make their dollars go farther. In contrast, our holdings in the finance sector modestly lagged those in the index.

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Lazard's outlook for U.S. mid cap stocks is positive, as valuations relative to larger stocks remain attractive even after their outperformance of larger stocks in recent years. We continue to focus on valuation in the context of financial productivity, implementing our relative value style. This is currently being rewarded in the marketplace. Lazard remains confident in the Portfolio's holdings over the long-term, and that long-term financial productivity remains the key to successful investing.

LAZARD SMALL CAP PORTFOLIO

Lazard Small Cap Portfolio Institutional Shares posted a total return of 18.06%, while Open Shares posted a total return of 17.69%, both exceeding the 2.49% return of the Russell 2000(R) Index for the year.

U.S. small cap stocks were one of the few bright spots in an otherwise gloomy year for investors, managing gains amid the weakness in larger U.S. stocks. This is the second consecutive year that small caps have outperformed larger stocks, a fact that highlights the benefits of portfolio diversification. The negative economic outlook was a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli may trigger an economic rebound during 2002.

Within the Portfolio, technology holdings performed well due to their solid valuation support and proven business models. For instance, defense electronics manufacturer Mercury Computer Systems, whose business is very much geared toward intelligence, surveillance, and reconnaissance, was helped by an increased budget for defense spending and the greater focus on the digitalization of the battlefield and homeland security. Consumer discretionary holdings also performed well throughout the year, as consumer spending has been remarkably resilient despite the economy's weakness. Ross Stores' off-price format proved resistant to the economic slowdown as cautious consumers looked for ways to make their dollars go farther. The Portfolio was also helped by merger activity, as a few of its holdings were acquired by strategic investors attracted by strong cash flows and reasonable valuations. However, our relatively high weight in the energy sector hurt returns due to the decline in oil and natural gas prices and the expectation that this will lead to lower-than-expected drilling activity going forward.

Lazard's outlook for U.S. small cap stocks is positive, as valuations relative to larger stocks remain attractive even after their outperformance of larger stocks in recent years. We continue to focus on valuation in the context of financial productivity, implementing our relative value style. This is currently being rewarded in the marketplace. Lazard remains confident in the Portfolio's holdings over the long-term, and that long-term financial productivity remains the key to successful investing.

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Lazard International Equity Portfolio Institutional Shares posted a total return of (24.85)%, while Open Shares posted a total return of (25.02)%, each trailing the (21.44)% return of the Morgan Stanley Capital International ("MSCI"(R)) Europe, Australasia and Far East ("EAFE"(R)) Index for the year.

The acceleration of the global economic downturn hurt corporate earnings and weighed on non-U.S. markets throughout 2001. While 2000's market weakness was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 saw all of the sectors in the MSCI EAFE Index experience significant losses. The negative economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the global economy may experience a strong recovery during 2002.

Within the Portfolio, holdings in the technology and telecommunications sectors outperformed other sectors in the MSCI EAFE Index due to their solid valuation support and proven business models. In late September, the Portfolio initiated a position in

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Telecom Italia because of its dominant wireless franchise and the favorable regulatory environment with respect to its fixed line business.

However, the economic downturn did have a detrimental effect on several companies in the Portfolio which are aggressively restructuring to improve their financial productivity. Companies with low current profitability but the potential to improve through restructuring have always played a role in our relative value strategy, and have been some of our best performers over the years. The key is to identify companies with viable products but bloated cost structures, where management is truly committed to taking the difficult steps to improve profitability. However, an economic downturn makes it much more difficult to implement a major restructuring initiative successfully. For instance, at HVB Group, the product of a number of recent mergers, management has a credible plan to significantly increase returns through cost reduction and revenue synergies. However, capital markets weakness and deterioration in credit quality (as a result of the slowing of the German economy) have effectively postponed the realization of the benefits of restructuring. Japanese holdings, many of which are also engaged in restructuring, have been particularly impacted. The global slowdown has driven the already weak Japanese economy into a severe recession. In the case of some of the Japanese financials, the effects of the economic slowdown have been exacerbated by management's lack of resolve in following through on their cost reduction plans. As a result, we sold certain Japanese holdings, such as Mizuho.

In recent months, the Portfolio shifted capital out of companies engaged in major restructuring into companies with a more consistent history of financial productivity in a variety of environments. For instance, a recent addition to the Portfolio was GlaxoSmithKline, the U.K. pharmaceutical company. GlaxoSmithKline is a premier research organization with a long history of profitability through bringing innovative drugs to market. We believe that its valuation relative to its peers and the overall market is attractive. UBS, the Swiss bank, was also added to the Portfolio. The company has a history of consistent returns driven by its private banking business, and its acquisition of PaineWebber will strengthen its position in U.S. investment banking. We feel changes such as these position the Portfolio well going forward. We expect a return to an environment that is more conducive to our relative value style.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

For the year, Lazard International Small Cap Portfolio Institutional Shares posted a total return of (6.77)%, while Open Shares posted a total return of (7.33)%, both exceeding the (14.29)% return of the MSCI EAFE Small Cap(R) Index.

After the tragic events of September 11th, equity markets sold off strongly, reaching a bottom in late September. From that point onward stocks rebounded sharply, making the fourth quarter of 2001 the best performing quarter since before the technology bubble burst in the first quarter of 2000. Central banks around the world have continued to ease interest rates in an attempt to revive economic growth. While there are no clear signs that the economic downturn is behind us, there have been indications that the rate of decline has slowed and that some areas of the global economy have stabilized. The perceived success of the war in Afghanistan has reduced some of the political risk that has been hanging over the markets since the attacks. Investors have reacted very positively to these factors, as they feel that the worst is now behind them and a recovery is in sight. Technology stocks, having been hit the hardest in the first part of the year, have rebounded the most strongly.

The Portfolio's holdings in industries highly exposed to an economic rebound (such as telecommunications equipment, basic materials, and manufacturing) bounced back during the fourth quarter and performed well. Defensive industries such as pharmaceuticals and utilities showed the worst performance. Overall, international small caps as an asset class outperformed larger international stocks for the second year in a row.

The Portfolio benefited from its underweight position in Japan, as the Japanese economy continued to weaken and the Yen began to slide versus the other major currencies. An overweight position in consumer discretionaries also benefited performance. However, the Portfolio was hurt by the underweight positions in the technology sector and basic materials sector. The Portfolio's top performers were dominated by companies from the U.K. as the U.K.'s economy has proven to be more resistant to the economic slowdown than other countries. By sector, the best performers came mostly from those areas that would

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benefit from an economic upturn, particularly media and luxury goods.

Top performers included Edipresse, the Swiss-based publisher of newspapers and magazines. The company benefits from a monopolistic position in the French-speaking Swiss market, and distributes its magazines internationally. Its shares rallied, as investors believed that the worst of the economic downturn is over. As economic growth picks up, companies should begin to spend more on advertising and help-wanted ads, benefiting publishers. In addition, Edipresse has been able to lock in lower newsprint prices for 2002. The company has also trimmed its cost base by reducing staff and scaling back its loss-making online operations. These actions should lead to better profitability in 2002. Another top performer was Waterford Wedgewood, the Irish manufacturer and marketer of crystalware and fine china. After a stable stock performance for most of the year, the shares sold off sharply post-September 11th, as investors believed that consumers would cut back spending on luxury items. As sentiment improved and consumers proved to be more resilient than first expected through the holiday season, its shares rebounded. Although there has been some slowdown in demand, the company has reduced its fixed cost base to adjust to the new level. We believe the low valuation and high financial productivity of the company should underpin the share price going forward.

Performance was hurt by holdings in the energy sector. Although the fundamentals in companies such as Fugro and IHC Caland remain strong, the market associates their performance with the price of oil. As oil prices declined due to OPEC's negotiations on production quotas, the shares of these oil-service stocks came down in sympathy. At the current oil price, demand for these companies' services is still very strong, and we are confident that their shares will re-rate as the fundamental performance continues to come through.

While we are cautious about an economic recovery and are still trying to ascertain the effects of the terrorist attacks, we remain confident in our current portfolio. High financial productivity, underpinned by cheap valuations, should allow the Portfolio to defend in the current environment and benefit when the economic recovery truly arrives.

LAZARD EMERGING MARKETS PORTFOLIO

Lazard Emerging Markets Portfolio Institutional Shares posted a total return of (3.16)%, while Open Shares posted a total return of (3.54)%, each trailing the (2.37)% return of the MSCI Emerging Markets Free ("EMF"(R)) Index for the year.

Emerging markets stocks fell modestly during 2001 as the global economic downturn and Argentina's financial crisis weighed on investor sentiment. However, they significantly outperformed most developed markets throughout the world as the MSCI EMF Index fell just over 2% while the MSCI World Index of developed markets fell more than 16%. It was encouraging to see that the economic turmoil in Argentina and, to a lesser extent, Turkey did not lead to the same contagion effect that occurred in 1998. The negative economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Emerging markets reached their lows for the year in the aftermath of the attacks as hopes of an economic recovery faded. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The emerging markets, led by beaten down technology shares, performed particularly well during this fourth quarter rally. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli may trigger an economic rebound during 2002.

The Portfolio generated gains in the finance sector during the year. In South Korea, Kookmin Bank rose strongly as its recent merger with Housing and Commercial Bank strengthened its competitive position in the fast growing consumer market. In Taiwan, Fubon Financial Holding Co. performed well after it received a major investment from Citigroup. These transactions illustrate that strategic investors are finding attractive opportunities in emerging markets companies. Our Portfolio holdings in Latin American telecommunications companies detracted from returns.

While we are concerned about the continuing swings in market sentiment, we believe the Portfolio is well positioned for the long-term. Our relative value style leads us to invest in well-managed businesses with strong cash flow and modest debt levels. The Portfolio contains stocks with relatively consis-

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tent earnings streams and lower valuations that should help enable it to better weather these fluctuations in market sentiment.

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Lazard International Equity Select Portfolio Institutional Shares posted a total return of (8.43)%, while Open Shares posted a total return of (8.40)%, both exceeding the (11.76)% return of the MSCI EAFE Index since the Portfolio's inception, May 31, 2001.

While 2000's market weakness was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 saw all of the sectors in the MSCI EAFE Index experience significant losses. The economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli will trigger an economic rebound during 2002.

Within the Portfolio, holdings in the consumer staples and energy sectors held up well, generally due to their ability to remain profitable in adverse economic environments. The Portfolio also benefited from a relatively low exposure to technology and telecommunications, sectors that continued to be weak. Nevertheless, the Portfolio's technology and telecommunications holdings were not spared in the general sell-off of these sectors. The Portfolio's financial holdings were hurt by weak capital markets. In addition, certain of the Portfolio's holdings had direct insurance exposure to the September 11th tragedy. We still have confidence in these companies' long-term ability to generate strong returns-on-capital, and were heartened to see many of them rebound during the fourth quarter.

Stock prices whipsawed as investors' views of the global economic outlook constantly shifted in this eventful year. This state of flux underscored the difficulty of predicting such a volatile market. It is precisely the difficulty of predicting the economic cycle that gives us added confidence in our philosophy of investing in companies that have demonstrated the ability to sustain high levels of financial productivity in a variety of economic environments. Lazard's outlook for non-U.S. stocks is positive, as valuations have compressed after two years of declines while profitability appears to remain fairly strong. In addition, the MSCI EAFE Index has never declined for three consecutive years since its inception in 1970. Lazard remains confident that the companies in the Portfolio can continue to generate strong returns-on-capital over the long-term, and that long-term financial productivity remains the key to successful investing.

LAZARD BOND PORTFOLIO

For the year, Lazard Bond Portfolio Institutional Shares posted a total return of 7.68%, while Open Shares posted a total return of 7.49%, each trailing the 8.96% return of the Lehman Intermediate Government/Corporate Bond(R) Index.

As a result of higher short-term rates and the Treasury Department's announcement that it would retire a substantial portion of its outstanding long-term debt, the yield curve had assumed a somewhat inverted shape in late 2000, with short-term rates significantly higher than intermediate-term rates. The Federal Reserve did not waste much time in reversing course in 2001, enacting its first interest rate cut on January 3rd. The Fed continued to cut rates throughout the year, reducing short-term rates eleven times. Eventually, investors perceived a bottom to the economy and began to add risk back to their portfolios.

U.S. corporate bonds started the year with a surge, as investors became more optimistic about an eventual economic recovery. Momentum carried the corporate sector through late summer, as investors embraced not only corporate credit risk, but lower-quality issuers. The September 11th terrorist attacks cast a chill over financial markets, but the sector quickly recovered and closed the year strongly. The high yield market had a more fitful year. The market started strongly, but negative earnings announcements acted to quell any sustained momentum, and severe pressure fell on the fixed wire-line telecom sector. September's events drove risk premiums sharply upward. A year-end rally turned the market around, but high yield bonds lagged investment-grade corporates for the year. U.S. mortgage pass-through securi-

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ties posted solid performance in the first half of the year, but interest rate volatility and a record wave of mortgage prepayments took their toll in the second half. For the year, the mortgage market posted solid performance overall, but trailed all other investment grade non-government asset classes.

The Portfolio's allocation to the high yield corporate bond market was a negative, as was security selection in the investment-grade corporate energy sector. The Portfolio's exposure to Enron (which we sold prior to its bankruptcy filing), albeit small, had a negative impact on performance. A significant allocation to the mortgage pass-through market in the second half of the year also hurt performance. On the positive side, allocations to high quality structured assets, such as asset-backed securities and commercial mortgages, added value and a substantial increase in the allocation to investment-grade corporate bonds in April increased the Portfolio's exposure to a strong sector.

LAZARD HIGH YIELD PORTFOLIO

Lazard High Yield Portfolio Institutional Shares posted a total return of 2.03%, while Open Shares posted a total return of 1.72%, each trailing the 4.48% return of the Merrill Lynch High Yield Master II(R) Index for the year.

U.S. high yield corporate bonds endured a fitful year, as the market seemed to alternate between optimism over an economic turnaround and the reality of disappointing corporate earnings releases. The market rallied more than 6% in January, buoyed by the initial Federal Reserve interest rate cuts and significant improvements in market liquidity. By mid-first quarter, the market gave back much of the ground it had gained, and negative earnings announcements continued to quell any sustained momentum. An additional factor in the market's poor performance was severe pressure on the fixed wire-line telecom sector, which suffered from an excess of supply, shrinking demand, and highly leveraged balance sheets.

The low point came when the September terrorist attacks in the United States drove investors to seek high ground, leaving high yield bonds with little support and driving risk premiums sharply upward. By the end of the third quarter, the high yield market was in negative ground. However, the final three months saw a renewed wave of optimism that brought investors back to the market. High yield bonds posted a return of nearly 6% for the final quarter to finish 2001 well into positive territory. The telecom sector endured a very difficult year, with fixed wire-line issuers in a particularly vulnerable state. The telecom sector declined nearly 29% for the year, despite a fourth quarter rally that saw the market return nearly 7%.

The Portfolio's cautious approach to the telecom sector included the avoidance of risky fixed wire-line telecom issuers while maintaining its long-term emphasis on less cyclical industries, such as health services. Both of these strategies were rewarded in 2001. The Portfolio also avoided exposure to the airline sector, which fell nearly 26% in September, and was overweight the broadcasting sector, which performed well. Security selection was also a positive contributor, with positions in the building materials industry providing a bright spot. Negative factors were positions in the chemicals and cable television sectors.

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

Lazard International Fixed-Income Portfolio Institutional Shares posted a total return of (4.40)%, while Open Shares posted a total return of (4.65)%, each trailing the (3.55)% return of the Salomon World Government Bond Index Ex-U.S.(R) for the year.

International bond market performance was solid in 2001, as concern over economic prospects led investors to pursue fixed income opportunities for much of the year. Monetary policy easing by the European Central Bank and Bank of England reduced short-term rates, providing further momentum. By year-end, the bond market had begun to fall off, as an economic rebound became more likely and investors began to look to other alternatives. In Japan, where the economy remained in a protracted slump, short-term rates hovered near zero and bond returns were much more modest. Most major market currencies lost ground versus the U.S. Dollar, which had a pronounced negative impact on non-U.S. bond strategies. The Japanese Yen was particularly weak, declining by nearly 15%.

European corporate bonds performed particularly well. Euro-zone issuers outperformed comparable government bonds by nearly 1.5%, while U.K. corporate bonds, courtesy of strong relative demand for

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long-term securities, outperformed both the U.S. and Euro-zone corporate markets. Investment-grade European telecom issuers fared far better than did their high yield counterparts. Danish mortgages recorded strong performance, outpacing Danish government bonds. European asset-backed securities saw yield spreads decline significantly, spurring the sector to surpass government security performance. The European high yield bond market tumbled sharply in 2001, as investors proved less willing to assume below-investment-grade risk in 2001. Emerging market bonds were highlighted again by several "headline" crises, including Argentina's financial crisis, although a diversified local currency debt strategy could have weathered individual storm clouds.

Significant allocations to high quality non-government assets in Europe provided support to the Portfolio's relative performance in 2001. In addition to significant allocations to asset-backed securities and Danish mortgages, the Portfolio also included an allocation to investment-grade European corporate bonds, including telecom issuers, which performed well. An allocation to European high yield corporate bonds did not fare as well, although a rather defensive positioning averted some of the fallout. The Portfolio avoided emerging market trouble spots such as Argentina, and an overweight of Eastern Europe capitalized on strengthening currencies. An overweight of South Africa, where the Rand depreciated due to investors' lack of confidence in central bank policies, was a slight negative.

LAZARD STRATEGIC YIELD PORTFOLIO

Lazard Strategic Yield Portfolio Institutional Shares posted a total return of 4.09%, while Open Shares posted a total return of 3.53%, compared to the 3.89% return of the One Month London Interbank Offered Rate ("LIBOR") USD Fixed Index for the year.

High yield corporate bonds endured a fitful year, with both the U.S. and European markets seeming to alternate between optimism and disappointing corporate earnings. Both markets rallied at the outset, but quickly tumbled downward, with cumulative performance through mid-year ending up a mild disappointment. High yield bonds reached their low points when the September terrorist attacks in the United States eroded support and drove risk premiums sharply upward. However, by year-end, hopes of an economic turnaround had solidified, mutual fund investments were flowing into the markets and a steeper yield curve had augmented market liquidity.

The U.S. high yield market recovered to post respectable performance for the year, while Europe, although remaining negative for the year, erased much of its mid-year fade. Emerging market bonds endured several "headline" events, as Turkey was forced to devalue its currency and Argentina felt the impact of a financial crisis that would linger throughout the year. Strong performance from Eastern European markets, which were relatively insulated from spillover from Argentina, provided a boost to the sector during a strong mid-year rally.

The Portfolio gained momentum from a sharp decline in short-term interest rates, to which the Portfolio has significant exposure. While exposure to European high yield corporate bonds was a negative, the Portfolio did benefit from effective security selection in both high yield regions, as well as in emerging markets. Overweights of the broadcasting and health services industries, as well as avoidance of riskier telecom issuers, were positives. Security selection in the cable TV and energy sectors had a negative impact. The Portfolio had a small amount of exposure to Osprey, an Enron Trust, which had a negative impact on performance. European high yield positions were relatively defensive in nature, which hurt in the fourth quarter but was a positive overall. Diversification in emerging markets was also a positive contributor to performance. An overweight to Brazil was a negative early in the year, as the currency declined, and an underweight at year-end left the Portfolio unable to capitalize on a rebound. However, the Portfolio avoided Argentina, and an overweight in Eastern Europe capitalized on strengthening currencies. Asset-backed securities provided a buffer against market volatility while providing a modest level of incremental performance, but a modest allocation to mortgage pass-throughs during a market sell-off in November was a negative.

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONCLUDED)

--------------------------------------------------------------------------------
LAZARD MORTGAGE PORTFOLIO

For the year, Lazard Mortgage Portfolio posted a total return of 7.44%, trailing the 8.22% return of the Lehman Fixed-Rate Mortgage-Backed Securities ("MBS")(R) Index.

The U.S. mortgage pass-through market performed well in 2001, despite the negative impact of several market factors. Persistent weakness in the U.S. economy spurred the Federal Reserve to embark on an aggressive program of rate reduction. This activity, in addition to changing expectations for an economic recovery, caused the bond market to remain volatile throughout the year. Intermediate-term interest rates declined for the first nine months of the year, then rose sharply toward year-end, as investors perceived a greater chance of recovery. Mortgage rates dropped to all-time lows late in the year, triggering a record wave of mortgage prepayments as homeowners attempted to take advantage of the opportunity. As economic prospects improved in the fourth quarter, interest rates rose sharply. Mortgages, which are particularly sensitive during these periods, were buffeted during the last two months of the year. Despite a challenging year, overall mortgage market performance was strong.

Other structured asset classes registered strong performance in 2001 and, in fact, offered attractive risk-adjusted alternatives to the mortgage market. Strong demand for securities in the U.S. commercial mortgage market allowed the sector to absorb a significant level of new issuance. The strong investor support allowed the market to weather several obstacles, not the least of which were doubts about the ability of the economy to rebound. High-quality asset-backed bonds also provided a solid year, overcoming some negative sentiment with respect to consumer credit fundamentals. Investors were attracted to the sector's extremely high liquidity and defensive nature.

The Portfolio was hurt by an underweight of GNMA mortgages, which outperformed mortgages originated through the two other primary agencies, FHLMC and FNMA. The Portfolio was also more sensitive to volatile interest rates during the first half of the year, which negatively impacted performance. An emphasis on lower coupon mortgages was a positive factor, as these issues exhibited less sensitivity to prepayment risk. The Portfolio also maintained modest allocations to asset-backed securities and commercial mortgages as both sectors provided better risk-adjusted performance relative to mortgages in the fourth quarter.


NOTES TO INVESTMENT OVERVIEWS:

All returns are for the year ended December 31, 2001 and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived and/or reimbursed by the Fund's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolios' returns would have been lower.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS

--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
    IN THE INSTITUTIONAL SHARES OF LAZARD EQUITY PORTFOLIO, S&P 500(R)INDEX,
            S&P/BARRA VALUE(R)INDEX AND RUSSELL 1000(R)VALUE INDEX*

        [The table below represents a line chart in the printed report.]

                 EQUITY
               PORTFOLIO
              INSTITUTIONAL       S&P 500          S&P/BARRA        RUSSELL 1000
                 SHARES            INDEX          VALUE INDEX        VALUE INDEX
Dec-91          10000             10000              10000             10000
                10105.3           9813.7             10000             10015.8
                10372.8           9940.79            10203             10261
                10056.7           9747.44            10042.8           10112.2
                10010.9           10033.6            10532.9           10547.6
                9994.64           10082.8            10562.4           10600.3
                9596.48           9932.76            10475.8           10534.2
                9870.11           10338.5            10854             10941.1
                9593.22           10126.9            10539.2           10606.4
                9739.81           10245.9            10655.1           10753.2
                9903.64           10281.2            10569.9           10763.2
                10377.6           10631.3            10856.3           11116.3
Dec-92          10525.8           10761.7            11052.8           11381.1
                10724             10851.7            11357.9           11711.6
                10848             10999.6            11749.7           12124.1
                11318.9           11231.7            12074             12481.4
                11088.8           10960.2            12025.7           12321.5
                11378.7           11253.4            12250.6           12569.2
                11444.9           11286.4            12412.3           12846.3
                11467.5           11241              12566.2           12989.9
                11893.5           11667.5            13058.8           13459
                11876.5           11578              13053.6           13480.4
                12358.4           11817.6            13124.5           13471.1
                12264.3           11705              12889.7           13193
Dec-93          12485.4           11846.5            13109.1           13443.7
                13114.6           12249.2            13720.2           13952.4
                12943.8           11916.8            13223.8           13475.2
                12377.5           11397.2            12679.9           12974
                12584.3           11543.3            12947             13222.8
                12733.5           11732.8            13161.2           13375.1
                12436.5           11445.2            12797.2           13054.8
                12874.3           11821              13229.7           13460.9
                13452.1           12305.7            13603.7           13847.7
                13235.4           12004.8            13124.9           13388.1
                13421.7           12274.6            13410.6           13574.7
                12942             11827.5            12867.2           13026.3
Dec-94          13013.4           12003              13025.2           13176.3
                13231.1           12314.2            13378             13581.9
                13808.4           12794.1            13897.4           14118.9
                14196.4           13171.6            14280.6           14428.7
                14592.1           13559.5            14750.7           14884.7
                15199.7           14101.5            15407             15511.2
                15674.4           14429.1            15523.9           15721.3
                16269.5           14907.6            16058.7           16268.6
                16517.2           14945              16195.8           16498.5
                17088.7           15575.7            16759.1           17095.1
                16974.3           15520              16498.2           16925.3
                17758.5           16201.4            17362.8           17782.6
Dec-95          17917.9           16513.4            17844.1           18229.4
                18535.5           17075.5            18378.4           18797.5
                19060.3           17233.8            18550.8           18939.6
                19214.7           17399.8            18985.1           19261.6
                19626.9           17656.2            19178.3           19335.5
                19860.8           18111.6            19467.3           19577.2
                19658.8           18180.6            19373.3           19593.3
                18589.3           17377.4            18556             18852.8
                19218.6           17743.9            19068.1           19392
                19911.8           18742.5            19884.8           20162.9
                20389.3           19259.4            20558.9           20942.3
                21765.1           20715.2            22131.6           22460.9
Dec-96          21485.7           20304.9            21768.7           22174.3
                22513.1           21573.5            22772.2           23249.3
                22781.1           21742.7            22938.4           23590.8
                21932.4           20849.3            22154             22742.5
                22591.2           22094              22984.7           23697.9
                24178             23439              24426.3           25021.7
                24971.9           24489.1            25359.4           26095.1
                26843.1           26437.7            27388.2           28058.2
                25904.9           24956.7            26150.2           27058.5
                27030.7           26323.5            27682.6           28693.9
                25484.1           25444.3            26665.3           27892.2
                26344.1           26622.2            27681.8           29125.3

Dec-97          26884.1           27079.3            28296.3           29975.5
                26843.8           27378.8            27947.4           29551.4
                28767.9           29353.3            30043.8           31540.8
                30463.3           30856.5            31565.5           33469.8
                30692             31166.9            31939.2           33693.7
                29884.8           30630.8            31489.8           33194
                30425.7           31875.1            31728.8           33619.6
                29640.8           31534              31040.3           33026.2
                24948.6           26968.5            26049             28111.2
                25856.8           28698.5            27631.8           29724.8
                28620.8           31036              29796.2           32027.3
                30366.7           32918.4            31348.2           33519.4
Dec-98          31537             34818.4            32449.2           34660.5
                32262.4           36268.6            33104.7           34937.4
                31175.1           35142.4            32391.9           34444.4
                31929.3           36549.9            33373.7           35157.1
                33901.9           37966.2            36250.9           38440.8
                33480.5           37069.8            35610.3           38018.3
                34974.4           39127.2            36978.1           39122
                34002.1           37905.6            35841             37976.5
                32757.6           37716.1            34934.3           36567.2
                31162.3           36681.9            33567.3           35289.1
                32654.4           39003.6            35462.2           37320.4
                32625             39796.5            35254.4           37028.5
Dec-99          32869.7           42140.5            36578.9           37207.4
                31778.7           40023.4            35414.9           35993.7
                30328.3           39265.8            33202.2           33319.4
                32839.2           43107.1            36664.2           37384.6
                32215.3           41807.6            36418.9           36949.5
                32386.7           40949.7            36532.5           37338.9
                31747.7           41959.1            35089.5           35632.5
                31419.7           41304.2            35791.6           36078.7
                33145.6           43866.7            38191.1           38086.1
                31582.8           41552.7            38181.9           38434.9
                33001.8           41377              38895.2           39378.9
                31087.7           38114.9            36904.9           37917.2
Dec-00          32001.7           38300.9            38804             39816.8
                33915.4           39660.1            40442.3           39970.1
                32441.8           36044.3            37761.4           38858.5
                30968.9           33760.9            36271.4           37485.3
                32844.4           36384.5            38732             39323.6
                33628.4           36627.5            39137.1           40206.4
                32481.6           35736              37869.5           39313.8
                32078.9           35384.4            37214.7           39230.1
                30487.1           33170.4            35063.7           37658.9
                27562.1           30491.9            31733             35008.5
                28220.9           31073              31733             34707.4
                29869             33457.6            33748.1           36723.9
Dec-01          30113             33753              34253             37587

--------------------------------------------------------------------------------
           Equity Portfolio Institutional Shares .......    $30,113
           S&P 500 Index ...............................     33,753
           S&P/BARRA Value Index .......................     34,253
           Russell 1000 Value Index ....................     37,587
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001

                                  INSTITUTIONAL SHARES           OPEN SHARES
                                ------------------------     ------------------
                                ONE       FIVE     TEN       ONE        SINCE
                                YEAR      YEARS    YEARS     YEAR     INCEPTION+
                                -----     ----     -----     -----    ----------
Equity Portfolio** .........    (5.90)%   6.98%    11.65%    (6.23)%     5.76%
S&P 500 Index ..............   (11.88)   10.70     12.94    (11.88)     10.33
S&P/BARRA Value Index ......   (11.71)    8.80     13.86    (11.71)      8.62
Russell 1000 Value Index ...    (5.59)   11.13     14.16     (5.59)     10.18
--------------------------------------------------------------------------------

----------
*  All returns assume reinvestment of all dividends and distributions, if any.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

 + The inception date for Open Shares was February 5, 1997.

THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

LAZARD MID CAP PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
            IN THE INSTITUTIONAL SHARES OF LAZARD MID CAP PORTFOLIO,
             RUSSELL MIDCAP(R)INDEX AND RUSSELL MIDCAP VALUE INDEX*

        [The table below represents a line chart in the printed report.]


           MID CAP PORTFOLIO     RUSSELL MIDCAP         RUSSELL MIDCAP
         INSTITUTIONAL SHARES        INDEX                VALUE INDEX
         --------------------    --------------         --------------
11-4-97         10000                10000                 10000
                9990                 10033.3               10166.9
Dec-97          10274.7              10309.2               10555.9
                10284.7              10115.4               10350.8
                11145.9              10906.4               11042.3
                11656.6              11423.4               11610.8
                11696.7              11452                 11546
                11115.9              11097.5               11276.3
Jun-98          10915.8              11251.2               11312.2
                10174.6              10714.6               10738.7
                8674.86              9000.83               9228.75
                9095.59              9583.37               9767.24
                9536.73              10236.9               10399.8
                10128                10721.6               10765.2
Dec-98          10650.1              11350.4               11092.4
                10538.3              11330.9               10833.9
                10222.1              10954                 10595.7
                10425.5              11297.2               10747
                11342                12131.7               11764.9
                11474.7              12096.9               11814
Jun-99          11739.2              12523.9               11948.7
                11199.2              12179.5               11649.6
                10476.2              11864.8               11247
                10026.3              11447.7               10677.7
                10445.8              11990.3               10992.8
                10722                12335.2               10791.2
Dec-99          11116.5              13420.2               11080.3
                10219.5              12976                 10417.5
                10642.6              13973.3               9981.89
                11797.7              14773.5               11192
                11643.1              14074.3               11236.8
                11838.7              13701.6               11429.9
Jun-00          11674.2              14106.9               11003.9
                11612.3              13948.6               11261.1
                12732.3              15285.4               11951.5
                12876.2              15067.6               12065.9
                13258.6              14835                 12295.2
                12769.4              13499.8               12134.9
Dec-00          13612.2              14527.2               13205.2
                13983.4              14761.2               13157.3
                13899.4              13862.7               13101.6
                13419.9              13002.6               12738.8
                14282.8              14114.6               13439.1
                15001.8              14377.6               13820.6
Jun-01          14857.8              14242.1               13636
                14582.3              13834.4               13581.2
                14718                13302.5               13332.7
                12913.5              11698.3               12060.7
                13697.6              12161.6               12124.6
                14639.3              13180.7               12973.8
Dec-01          15361                13708                 13512.5

--------------------------------------------------------------------------------
           Mid Cap Portfolio Institutional Shares ......    $15,361
           Russell Mid Cap Index .......................     13,708
           Russell Midcap Value Index ..................     13,513
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001

                                                             ONE        SINCE
                                                             YEAR     INCEPTION+
                                                             ----     ----------
Mid Cap Portfolio**
 Institutional Shares .................................      12.85%      10.87%
 Open Shares ..........................................      12.50       10.51
Russell Midcap Index ..................................      (5.62)       7.88
Russell Midcap Value Index ............................       2.33        7.51
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Value Index measures performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

 + The inception date for the Portfolio was November 4, 1997.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
           IN THE INSTITUTIONAL SHARES OF LAZARD SMALL CAP PORTFOLIO,
               RUSSELL 2000(R)INDEX AND RUSSELL 2000 VALUE INDEX*

[Data below represents line chart in printed piece.]

          SMALL CAP PORTFOLIO     RUSSELL 2000          RUSSELL 2000
         INSTITUTIONAL SHARES        INDEX              VALUE INDEX
         --------------------     ------------          ------------
Dec-91          10000                10000                 10000
                10825.3              10811                 10836.5
                11314.8              11126.6               11353.4
                11314.8              10750                 11229.9
                11046.1              10372.7               11074.3
                11055.7              10510.7               11375.5
                10479.8              10016.8               11007.1
                10767.8              10365                 11421.8
                10460.7              10071.8               11199.1
                10537.4              10303.8               11410.6
                11046.1              10629                 11676.9
                12015.4              11443                 12399.4
Dec-92          12475.5              11841.3               12913.6
                12859.9              12241.8               13598.8
                12975.3              11959.5               13653.2
                13600                12347.4               14171
                13282.8              12008                 13830.5
                13898                12539.1               14265.4
                14272.8              12617                 14400
                14392.9              12791.2               14647.2
                15234.9              13343.5               15219.6
                15528.6              13720.1               15584.4
                15675.5              14073.4               15941.3
                15469.9              13614.9               15535.6
Dec-93          16229.5              14080.1               15992.7
                16825.1              14521.2               16562.3
                16835.7              14468.5               16513.8
                16038.1              13706.5               15774.8
                16016.8              13787.7               15929.9
                16059.4              13632.6               15907.1
                15878.6              13172.7               15494.3
                16212.4              13389.2               15780.7
                17148.8              14135                 16401.3
                17148.8              14087.1               16226.8
                16876.6              14030.2               15929.2
                16027.3              13463.2               15286.1
Dec-94          16559.4              13823.6               15744.9
                16490.1              13649                 15668.7
                17194                14217.2               16248.9
                17609.5              14460.9               16328
                17978.7              14782.2               16813.6
                18509.6              15036.3               17174.1
                19340.4              15816.4               17760.9
                20229.5              16727.5               18409
                20333.5              17073.6               18956
                20345                17378.5               19239
                19178.2              16601.3               18470.6
                19986.9              17298.8               19204.6
Dec-95          20123.7              17755.1               19799.5
                20300.4              17735.9               19930.8
                21057.4              18288.7               20243.1
                21435.9              18660.9               20668
                22273.3              19658.7               21231.9
                23019.1              20433.5               21769.4
                22361.8              19594.5               21512.3
                20756.4              17883.1               20368.8
                22096.3              18921.4               21252.6
                22892.7              19660.8               21832.8
                23094.9              19357.8               22086
                24472.8              20155.4               23274.5
Dec-96          24939.4              20683.7               24029.9
                25656.2              21096.9               24399.3
                25561.5              20585.3               24630.8
                24628.3              19613.9               23970.2
                25345.1              19668.6               24322.6
                27821.5              21856.8               26258.9
                29106.2              22793.5               27587.9
                30556.7              23854.1               28745.8
                31205.9              24399.9               29202.2
                32628.8              26185.7               31144.2
                31344.1              25035.4               30297.4
                31205.9              24873.4               30629.4

Dec-97          31936.6              25308.7               31667.8
                31633.5              24909.3               31094.9
                33898.8              26751.1               32974.6
                35111.1              27854.3               34312
                35206.9              28008.4               34481.5
                33356.4              26499.8               33260.9
                32319                26555.5               33073
                30037.3              24405.8               30482.4
                24053.8              19666.7               25708.5
                24712.9              21205.8               27160.3
                26141.3              22070.6               27966.7
                27215.7              23226.9               28723.7
Dec-98          27907                24664.2               29624.5
                27697.7              24991.9               28952
                25709                22967.8               26975.5
                25725.5              23326.4               26752.9
                28501.2              25416.7               29195.2
                29880.7              25787.7               30092.7
                30969.9              26953.3               31182.3
                30520.8              26213.7               30442.3
                28799.4              25243.8               29329.7
                28283.9              25248.9               28743.4
                26879.6              25352.7               28168.2
                27412.9              26865.2               28314.1
Dec-99          28399.8              29906.3               29183.9
                27439.9              29426.3               28420.8
                27063.9              34285.8               30157.9
                29514.8              32025.3               30299.3
                29771.6              30098.1               30478.7
                29325.7              28343.9               30013.6
                29565.2              30814.7               30890.6
                29787.9              29823.3               31919.8
                31391.3              32098.8               33347.6
                31044.8              31155.1               33157.5
                31409.2              29764.6               33039.8
                30212.6              26709.3               32367.5
Dec-00          32914.5              29003.6               35845.4
                34007.2              30513.6               36834.7
                33096.9              28511.6               36783.9
                31894.8              27116.8               36193.8
                33387.4              29238.1               37869.3
                35227.1              29956.5               38842.9
                35992.2              30990.6               40405.5
                35646.7              29313.1               39499.6
                35911.6              28366.8               39362.2
                32284.5              24548.4               35017.2
                33669.5              25984.5               35932.2
                36422                27995.7               38514.6
Dec-01          38858.6              29737                 40883

--------------------------------------------------------------------------------
           Small Cap Portfolio Institutional Shares ....    $38,859
           Russell 2000 Index ..........................     29,737
           Russell 2000 Value Index ....................     40,883
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                  INSTITUTIONAL SHARES           OPEN SHARES
                                -------------------------     ------------------
                                ONE        FIVE      TEN       ONE      SINCE
                                YEAR       YEARS    YEARS     YEAR    INCEPTION+
                                -----      ----     -----     -----   ----------
Small Cap Portfolio** ......    18.06%     9.27%    14.54%    17.69%     8.75%
Russell 2000 Index .........     2.49      7.52     11.51      2.49      7.28
Russell 2000 Value Index ...    14.03     11.21     15.12     14.03     11.09
--------------------------------------------------------------------------------

----------
 * ALL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

 + The inception date for Open Shares was January 30, 1997.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

LAZARD INTERNATIONAL EQUITY PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
      IN THE INSTITUTIONAL SHARES OF LAZARD INTERNATIONAL EQUITY PORTFOLIO
          AND MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI"(R)) EUROPE,
                  AUSTRALASIA AND FAR EAST ("EAFE"(R)) INDEX*

[Data below represents line chart in printed piece.]

             INTERNATIONAL EQUITY PORTFOLIO
                  INSTITUTIONAL SHARES            MSCI EAFE INDEX
Dec-91                   10000                         10000
                         10135.9                       9786.59
                         10242.7                       9436.3
                         10000                         8813.3
                         10213.6                       8854.76
                         10689.3                       9447.45
                         10485.4                       8999.64
                         9883.5                        8769.31
                         9766.99                       9319.33
                         9330.1                        9135.3
                         9165.05                       8656.12
                         9126.21                       8737.57
Dec-92                   9337.86                       8782.76
                         9259.06                       8781.64
                         9465.91                       9046.96
                         9731.87                       9835.55
                         9948.57                       10769
                         10224.4                       10996.4
                         10106.2                       10824.8
                         10412.5                       11203.8
                         11182.3                       11808.6
                         10856.6                       11542.8
                         11429.1                       11898.5
                         11212                         10858.5
Dec-93                   12237                         11642.5
                         13399.2                       12626.8
                         12982                         12591.9
                         12445.6                       12049.5
                         12912.5                       12560.8
                         12833                         12488.6
                         12554.9                       12665.1
                         13177.9                       12786.9
                         13777.3                       13089.7
                         13107.9                       12677.3
                         13337.7                       13099.5
                         12538.5                       12469.9
Dec-94                   12265.9                       12548
                         11676.1                       12065.9
                         11752.6                       12031.3
                         11905.5                       12781.7
                         12418.9                       13262.4
                         12528.1                       13104.3
                         12735.6                       12874.5
                         13543.9                       13676
                         13303.6                       13154.3
                         13598.5                       13411.2
                         13380                         13050.7
                         13511.1                       13413.8
Dec-95                   13877.7                       13954.2
                         13955.4                       14011.5
                         14155.2                       14058.9
                         14499.4                       14357.5
                         14859.7                       14774.9
                         14759.3                       14503
                         15038.2                       14584.7
                         14624.6                       14158.4
                         14646.9                       14189.4
                         14992.7                       14566.4
                         15059.7                       14417.4
                         15851.7                       14991
Dec-96                   16047.7                       14798.3
                         15635.2                       14280.3
                         16024.1                       14514
                         16412.9                       14566.5
                         16294.7                       14643.8
                         16978.2                       15596.7
                         18034.2                       16456.9
                         18449.4                       16723.1
                         17286.7                       15474.2
                         18746                         16341.1
                         17583.3                       15085.1
                         17702                         14931.3

Dec-97                   17947.6                       15061.5
                         18371.6                       15749.8
                         19425.1                       16760.4
                         20632.7                       17276.5
                         20966.7                       17413.2
                         21532.8                       17328.7
                         21302.4                       17460.4
                         21560.2                       17637.4
                         18600                         15452.4
                         17657                         14978.6
                         18998.9                       16540
                         20083.7                       17387.4
Dec-98                   20828.4                       18073.1
                         20747.2                       18019.7
                         20199.5                       17590.3
                         20870.1                       18324.6
                         21840.5                       19067.1
                         21047.7                       18085.2
                         21950.7                       18790.4
                         22648.7                       19349
                         23085.8                       19419.7
                         23072                         19615.2
                         23704.2                       20350
                         24130.8                       21056.8
Dec-99                   25844.1                       22946.7
                         23780.7                       21488.7
                         23915.1                       22067.2
                         25036                         22923.4
                         24019.5                       21717.1
                         23795.4                       21186.7
                         24678.2                       22015.3
                         24109.5                       21092.3
                         24114.3                       21275.4
                         23079.8                       20239.4
                         22756.7                       19761.3
                         22216.7                       19020.3
Dec-00                   23116.5                       19696.3
                         22944.9                       19686.2
                         21742.2                       18210.3
                         20007.1                       16996.8
                         21089.5                       18177.9
                         20557.2                       17536.3
                         19922                         16819.2
                         19131.1                       16513.2
                         18880.5                       16095
                         16659.8                       14464.8
                         16850.7                       14834.4
                         17284.4                       15381.9
Dec-01                   17370.8                       15472.4

--------------------------------------------------------------------------------
   International Equity Portfolio Institutional Shares .......    $17,371
   MSCI EAFE Index ...........................................     15,472
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001

                                    INSTITUTIONAL SHARES         OPEN SHARES
                                  ------------------------    ------------------
                                   ONE       FIVE      TEN     ONE       SINCE
                                   YEAR      YEARS    YEARS   YEAR    INCEPTION+
                                  ------     -----    -----   ----    ----------
International Equity
  Portfolio** ..................  (24.85)%   1.60%    5.68%   (25.02)%   1.78%
MSCI EAFE Index ................  (21.44)    0.89     4.46    (21.44)    1.60
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

 + The inception date for Open Shares was January 23, 1997.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)


LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
    IN THE INSTITUTIONAL SHARES OF LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
                        AND MSCI EAFE SMALL CAP(R)INDEX*

[Data below represents line chart in printed piece.]

              INTERNATIONAL
           SMALL CAP PORTFOLIO      MSCI EAFE
          INSTITUTIONAL SHARES   SMALL CAP INDEX
          --------------------   ---------------
12-1-93         10000                10000
Dec-93          10872.5              10854.3
                12082.8              12056.9
                11882.7              12286.4
                11162.6              12009.5
                11042.6              12515.7
                10992.5              12357.5
                10712.5              12610.7
                10912.5              12634.4
                11352.6              12761
                11002.5              12302.1
                11092.6              12476.1
                10612.5              11605.9
Dec-94          10382.4              11756.3
                10072.3              11305.3
                10012.3              11155
                9782.3               11384.4
                10002.3              11637.6
                10272.4              11368.6
                10362.4              11115.4
                10752.5              11827.5
                10652.5              11495.1
                10962.5              11463.5
                10532.4              11004.7
                10502.4              11139.1
Dec-95          10567.7              11519
                10738.7              11867
                10829.1              11977.8
                10969.9              12215.1
                11412.3              12856
                11492.8              12594.8
                11533                12579.1
                11130.8              11882.8
                11482.7              11922.4
                11553.1              11977.8
                11643.6              11764.2
                12186.6              11914.4
Dec-96          12221.4              11503.1
                12385.4              11271
                12621                11481.2
                12426.3              11191.5
                11985.8              10818.4
                12556.1              11638
                13124                11847.6
                13010.4              11430.7
                12618                10701.2
                13351.2              10475.4
                12711                9895.2
                12308.2              9205.2
Dec-97          12254.2              8668.5
                12526.7              9210.4
                13679.8              10035.7
                14780.5              10257.6
                15440.9              10237.9
                15786.8              10271.2
                15314.8              9862.5
                15115.7              9727.8
                13341.1              8433.4
                12315.2              8045.6
                12657.5              8690.1
                12753.7              9105.3
Dec-98          13179.7              9140.2
                12949.1              9025.2
                12787.2              8911.3
                12996                9393.9
                13642.6              10092.2
                13399.8              9726.3
                14047                10243.4
                14601.8              10556.7
                14853.7              10781
                15017.1              10747.1
                14866.2              10599.8
                15412.4              10657.3

Dec-99          16616.1              10755.8
                16662.6              10768.6
                17204.8              11033.2
                17534.5              11294.6
                16734.4              10446
                16510.1              10424.6
                16804.7              11341.4
                16440                10627.9
                16786.9              11130.1
                16442.2              10490.3
                15871.7              9760.7
                15480.5              9731.2
Dec-00          15878.3              9762.5
                15891                10049.8
                16131                9842.8
                14842.1              9055.1
                15372.6              9805.1
                15436                9747.8
                15423.4              9442.5
                15196.2              9045
                15361.8              9134.5
                13303.4              7886.3
                13985.2              8278.2
                14680.2              8590.3
Dec-01          14803.2              8367

--------------------------------------------------------------------------------
   International Small Cap Portfolio Institutional Shares .......    $14,803
   MSCI EAFE Small Cap Index ....................................      8,367
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001

                                    INSTITUTIONAL SHARES          OPEN SHARES
                               ---------------------------   -------------------
                                ONE     FIVE      SINCE       ONE       SINCE
                                YEAR    YEARS   INCEPTION+    YEAR    INCEPTION+
                               ------   -----   ----------   ------   ----------
International
 Small Cap Portfolio** ......   (6.77)   3.91%     4.97%      (7.33)      2.88%
MSCI EAFE Small Cap Index ...  (14.29)  (6.17)    (2.18)     (14.29)     (5.81)
                               ------   -----     -----      ------      -----
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

+ The inception date for Institutional Shares was December 1, 1993 and for Open Shares was February 13, 1997.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
        IN THE INSTITUTIONAL SHARES OF LAZARD EMERGING MARKETS PORTFOLIO
                AND MSCI EMERGING MARKETS FREE ("EMF"(R)) INDEX*


[Data below represents line chart in printed piece.]


      EMERGING MARKETS PORTFOLIO
         INSTITUTIONAL SHARES         MSCI EMF INDEX
      --------------------------      --------------
7-15-94         10000                     10000
                10210                     10280
                11300                     11555.7
                11660                     11687.5
                11580                     11477.1
                11320                     10880.3
Dec-94          9860                      10006.6
                8640                      8941.91
                8420                      8712.99
                8400                      8768.76
                8650                      9162.48
                9160                      9649.92
                9140                      9678.87
                9490                      9896.16
                9370                      9663.01
                9460                      9617.11
                9040                      9248.96
                8920                      9084.05
Dec-95          9280.04                   9486.93
                10163.9                   10161.3
                10244.2                   9999.7
                10244.2                   10077.6
                10897.5                   10480.5
                11269.1                   10433.7
                11168.7                   10498.8
                10676.6                   9781.27
                10867.4                   10031.7
                11168.7                   10118.5
                11048.2                   9848.69
                11369.6                   10013.7
Dec-96          11472.7                   10059
                12240.3                   10745.1
                12762.2                   11205.4
                12639.4                   10911
                12772.4                   10930.3
                13189.1                   11243.1
                14164.6                   11844.9
                14143.8                   12021.7
                12597.6                   10491.9
                13178.8                   10782.6
                10770                     9013.36
                10252.4                   8684.48
Dec-97          10343.9                   8893.76
                9781.73                   8196.22
                10625                     9051.71
                11243.4                   9444.52
                11175.9                   9341.64
                9837.95                   8061.45
                9276.2                    7215.84
                9535.01                   7444.62
                6649.72                   5292.08
                7088.6                    5627.79
                7684.75                   6220.4
                8247.27                   6737.74
Dec-98          7914.91                   6640.1
                7356.11                   6532.97
                7344.34                   6596.51
                8404.5                    7465.87
                9293.28                   8389.55
                9020.05                   8340.75
                10103.4                   9287.36
                9818.45                   9034.74
                9640.73                   9116.94
                9286.73                   8808.79
                9446.27                   8996.35
                10657.3                   9803.01
Dec-99          12330.5                   11049.8
                12007.5                   11115.6
                12100                     11262.3
                12158.1                   11317.3
                10902.2                   10244.4
                10418.1                   9820.9
                11282.3                   10166.8
                10659.7                   9643.96
                10820.7                   9691.38
                9898.76                   8845.16
                9253.56                   8203.86
                8331.9                    7486.57

Dec-00          8689.34                   7667.31
                9867.44                   8723.1
                8885.44                   8040.08
                8030.39                   7250.39
                8585.29                   7608.64
                8828.25                   7699.46
                8724.08                   7541.41
                8215.47                   7064.86
                8119.35                   6994.92
                6928.24                   5912.25
                7263.56                   6279.58
                8015.34                   6935.16
Dec-01          8414.43                   7485.82

--------------------------------------------------------------------------------
   Emerging Markets Portfolio Institutional Shares ...........    $8,414
   MSCI EMF Index ............................................     7,486
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001

                                    INSTITUTIONAL SHARES          OPEN SHARES
                               ---------------------------   -------------------
                                ONE     FIVE      SINCE       ONE       SINCE
                                YEAR    YEARS   INCEPTION+    YEAR    INCEPTION+
                               ------   -----   ----------   ------   ----------
Emerging Markets
  Portfolio** ..............   (3.16)%  (6.01)%   (2.29)%    (3.54)%   (6.65)%
MSCI EMF Index .............   (2.37)   (5.74)    (3.81)     (2.37)    (5.99)
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EMF Index is comprised of emerging market securities in countries open to non-local investors.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

+ The inception date for Institutional Shares was July 15, 1994 and for Open Shares was January 8, 1997.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
  IN THE INSTITUTIONAL SHARES OF LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
                              AND MSCI EAFE INDEX*

        [The table below represents a line chart in the printed report.]

                             INTERNATIONAL
                        EQUITY SELECT PORTFOLIO
                         INSTITUTIONAL SHARES         MSCI EAFE INDEX
           5-31-01              10000                     10000
           Jun-01               9700                      9591
           Jul-01               9330.43                   9416.49
           Aug-01               9090.36                   9178.25
           Sep-01               8210.41                   8248.4
           Oct-01               8460.42                   8459.15
           Nov-01               8890.21                   8771.63
           Dec-01               9157.89                   8823.65

--------------------------------------------------------------------------------
 International Equity Select Portfolio Institutional Shares .......    $9,157
 MSCI EAFE Index ..................................................     8,824
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL RETURNS*
PERIOD ENDED DECEMBER 31, 2001
                                                                         SINCE
                                                                      INCEPTION+
                                                                      ----------
International Equity Select Portfolio**
  Institutional Shares ............................................    (8.43)%
  Open Shares .....................................................    (8.40)
MSCI EAFE Index ...................................................   (11.76)
--------------------------------------------------------------------------------

----------
 * Returns for period of less than one year are not annualized.

   All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

+ The inception date for the Portfolio was May 31, 2001.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
              IN THE INSTITUTIONAL SHARES OF LAZARD BOND PORTFOLIO AND LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND(R)INDEX*

        [The table below represents a line chart in the printed report.]

                          BOND PORTFOLIO        LEHMAN INTERMEDIATE
                       INSTITUTIONAL SHARES    GOV'T/CORP BOND INDEX
           Dec-91             10000                   10000
                              9889.76                 9909.45
                              9915.86                 9948.58
                              9856.04                 9909.46
                              9933.65                 9996.54
                              10071.9                 10151.5
                              10199.6                 10301.8
                              10402.9                 10506.6
                              10501                   10611.7
                              10620.7                 10755.7
                              10480.3                 10616.2
                              10434.3                 10575.9
           Dec-92             10568.8                 10717.5
                              10758.9                 10925.9
                              10931.7                 11098.2
                              10953.6                 11142.4
                              11031.9                 11232
                              10979.1                 11207.1
                              11187.2                 11383
                              11271.2                 11410.9
                              11462.4                 11591.8
                              11452.5                 11640
                              11488.7                 11671.1
                              11454                   11606
           Dec-93             11476.2                 11659.2
                              11660.5                 11788.7
                              11460.6                 11614.3
                              11201.3                 11422.7
                              11060.8                 11344.9
                              11010                   11352.5
                              11002.9                 11354.1
                              11196.2                 11517.5
                              11208.6                 11553.6
                              10966.6                 11447.3
                              10975.3                 11445.7
                              10940.7                 11393.8
           Dec-94             10990.2                 11434.1
                              11170.3                 11626.8
                              11394.3                 11868
                              11460.8                 11935.8
                              11615.2                 12083.2
                              12076.5                 12448.5
                              12165.8                 12532
                              12098.7                 12533.7
                              12224.4                 12647.8
                              12358.4                 12739.4
                              12530.7                 12881.3
                              12670.2                 13050.7
           Dec-95             12770.6                 13187.4
                              12882                   13301.2
                              12739.4                 13145
                              12655.3                 13077.3
                              12624.6                 13031.1
                              12613.4                 13021.2
                              12723.7                 13159.6
                              12761.9                 13198.7
                              12801.4                 13209.1
                              12994.8                 13393.1
                              13195.4                 13629.8
                              13391                   13809.5
           Dec-96             13327.8                 13721
                              13423                   13774.4
                              13456.5                 13800.7
                              13352.4                 13705.5
                              13518                   13866.5
                              13651.9                 13981.6
                              13778.4                 14109.2
                              14027.9                 14396.3
                              13983.3                 14323.9
                              14162                   14490.5
                              14304.7                 14651
                              14332.3                 14683.3

           Dec-97             14469.1                 14800.7
                              14653.2                 14994.6
                              14648.5                 14983.1
                              14658.3                 15031.2
                              14725.9                 15106.6
                              14823.3                 15217.3
                              14919.6                 15314.7
                              14956.9                 15368.5
                              15037.7                 15609.8
                              15270.8                 16001.6
                              15125.7                 15985.8
                              15210.4                 15984.5
           Dec-98             15304.7                 16048.5
                              15421                   16136.6
                              15151.2                 15899.4
                              15284.5                 16018.1
                              15340.3                 16067.2
                              15191.5                 15943.5
                              15167.2                 15955.3
                              15127.7                 15940.5
                              15111.8                 15953.3
                              15230.3                 16101.6
                              15224.3                 16143.5
                              15257.8                 16163.5
           Dec-99             15235.5                 16110.5
                              15145                   16051.7
                              15271.5                 16183.9
                              15349.3                 16352.9
                              15332.5                 16315.3
                              15316.7                 16341.4
                              15602                   16629.7
                              15702.6                 16756.2
                              15809.4                 16954.2
                              15912.5                 17108.4
                              15948.5                 17186.4
                              16106.4                 17419.8
           Dec-00             16382.3                 17740.8
                              16638.8                 18032
                              16787.9                 18202.5
                              16881.9                 18341.9
                              16834.1                 18293.5
                              16930.6                 18396.7
                              16973.9                 18465.4
                              17340.2                 18848.9
                              17491.1                 19037.4
                              17673                   19315
                              17950.5                 19635.6
                              17799.8                 19439.3
           Dec-01             17640.5                 19331.6

--------------------------------------------------------------------------------
         Bond Portfolio Institutional Shares ............    $17,641
         Lehman Intermediate Gov't/Corp Bond Index ......     19,331
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                      INSTITUTIONAL SHARES         OPEN SHARES
                                     ----------------------     ----------------
                                     ONE      FIVE      TEN     ONE      SINCE
                                     YEAR     YEARS    YEARS    YEAR  INCEPTION+
                                     ----     ----     ----     ----  ----------
Bond Portfolio** .................   7.68%    5.77%    5.84%    7.49%    5.47%
Lehman Intermediate Gov't/Corp
  Bond Index .....................   8.96     7.10     6.81     8.96     7.25
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any.

   Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Intermediate Government/Corporate Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

 + The inception date for Open Shares was March 5, 1997.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)


--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
           IN THE INSTITUTIONAL SHARES OF LAZARD HIGH YIELD PORTFOLIO
                 AND MERRILL LYNCH HIGH YIELD MASTER II(R)INDEX*

        [The table below represents a line chart in the printed report.]

                                                  MERRILL LYNCH
                         HIGH YIELD PORTFOLIO       HIGH YIELD
                         INSTITUTIONAL SHARES     MASTER II INDEX
                         --------------------     ---------------
               1-2-98          10000                10000
                               10222.3              10159.4
                               10473.7              10200.5
                               10715.9              10297.5
                               10848.1              10341.6
                               10849.7              10403.8
               Jun-98          10879                10457.6
                               10969.3              10524.2
                               10353.9              9992.92
                               10147.8              10018.9
                               9801.8               9805
                               10227.2              10313.7
               Dec-98          10290                10295.2
                               10421.1              10434.1
                               10484                10363.2
                               10604.1              10483.6
                               10774.3              10675.4
                               10661.8              10577.7
               Jun-99          10652.2              10551.6
                               10624.5              10565.3
                               10448.2              10453.3
                               10377.1              10411.5
                               10311.4              10355.3
                               10522.8              10490.2
               Dec-99          10592.8              10553.6
                               10550                10513.2
                               10593.3              10535.7
                               10370.8              10381
                               10273.3              10381.1
                               10122.8              10250.6
               Jun-00          10234.2              10448.8
                               10259.4              10505
                               10224.6              10608.1
                               9988.37              10516.4
                               9444                 10181.4
                               8848.08              9790.97
               Dec-00          8984.34              10013.8
                               9767.42              10647.7
                               9886.39              10809.4
                               9487.97              10592.9
                               9322.4               10449.1
                               9455.71              10632.4
               Jun-01          9242.96              10352.4
                               9117.62              10520.6
                               9288.49              10603.4
                               8663.19              9870.93
                               8886.26              10186.8
                               9209.28              10545.4
               Dec-01          9166.92              10462.1

--------------------------------------------------------------------------------
   High Yield Portfolio Institutional Shares .................    $ 9,167
   Merrill Lynch High Yield Master II Index...................     10,462
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                     INSTITUTIONAL SHARES        OPEN SHARES
                                     --------------------    ------------------
                                     ONE         SINCE       ONE       SINCE
                                     YEAR      INCEPTION+    YEAR    INCEPTION+
                                     ----      ----------    ----    ----------
High Yield Portfolio** ...........   2.03%       (2.15)%     1.72%     (3.77)%
Merrill Lynch High Yield
  Master II Index ................   4.48         1.14       4.48       0.63


----------
 * All returns assume reinvestment of all dividends and distributions, if any.

   Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

+ The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
   IN THE INSTITUTIONAL SHARES OF LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
               AND SALOMON WORLD GOVERNMENT BOND INDEX EX-U.S.(R)*

        [The table below represents a line chart in the printed report.]

                           INTERNATIONAL                  SALOMON
                      FIXED-INCOME PORTFOLIO       WORLD GOVERNMENT BOND
                       INSTITUTIONAL SHARES            INDEX EX-U.S.
        Dec-91               10000                     10000
                             9709.96                   9823
                             9722.8                    9767.99
                             9588.47                   9664.45
                             9647.37                   9733.07
                             9920.56                   10031.9
                             10108.2                   10312.8
                             10259.7                   10553.1
                             10557.6                   10848.5
                             10542.9                   10957
                             10305.8                   10659
                             10136.2                   10489.5
        Dec-92               10203.5                   10552.5
                             10371.2                   10697
                             10568.5                   10909.9
                             10760.1                   11180.5
                             11112.5                   11515.9
                             11300.8                   11725.5
                             11184.1                   11506.2
                             11215.4                   11514.2
                             11588.3                   11924.2
                             11764.8                   12125.7
                             11748.7                   12069.9
                             11671.7                   12014.4
        Dec-93               11801.9                   12147.7
                             11885                     12200
                             11855.9                   12234.1
                             11941.5                   12383.4
                             11919.4                   12463.9
                             11842.1                   12295.6
                             12135.1                   12593.2
                             12124.9                   12625.9
                             12030.5                   12552.7
                             12265.1                   12801.2
                             12572.7                   13131.5
                             12351.3                   12867.6
        Dec-94               12294.1                   12874
                             12474.2                   13154.6
                             12867                     13526.9
                             13916.5                   14732.4
                             14307.7                   15047.7
                             14648.4                   15376.4
                             14730.3                   15452.8
                             14734.8                   15534.6
                             13958                     14646.4
                             14328.9                   15078.5
                             14429.6                   15126.7
                             14535.4                   15259
        Dec-95               14676.6                   15391.6
                             14417.5                   15051.4
                             14441.1                   15094.6
                             14444.7                   15131.7
                             14464.9                   15101.4
                             14517.7                   15109.7
                             14600.4                   15194.4
                             14978.5                   15613.7
                             15065.5                   15718.3
                             15089.3                   15688.5
                             15330.9                   15953.6
                             15519.9                   16136.4
        Dec-96               15486.3                   16022.2
                             14869.8                   15371.1
                             14755.2                   15192.8
                             14614.3                   15095.5
                             14321.4                   14789.1
                             14803.1                   15333.3
                             14989                     15521.9
                             14626.8                   15116.8
                             14599.1                   15184.8
                             14959.9                   15553.8
                             15132.1                   15902.2
                             14821.2                   15495.1

        Dec-97               14622.9                   15338.6
                             14687.9                   15442.9
                             14925.4                   15660.7
                             14689.7                   15402.3
                             15011.4                   15741.1
                             14904.1                   15715.9
                             14872.8                   15659.4
                             14918.9                   15678.1
                             14857.7                   16107.7
                             15719.4                   17164.4
                             16305.8                   17938.5
                             16105.2                   17573
        Dec-98               16552.9                   18067.9
                             16428.8                   17784.5
                             15857.2                   17160.8
                             15903.2                   17193.8
                             15887.5                   17167.9
                             15577.7                   16821.8
                             15251.6                   16421.4
                             15748.8                   16997.8
                             15817.7                   17106.6
                             16069.2                   17425.4
                             16115.8                   17406.3
                             15943.3                   17167.8
        Dec-99               16069.6                   17151.3
                             15438.1                   16634.6
                             15248.2                   16375.5
                             15722.4                   16951.9
                             15026.7                   16211.1
                             15184.5                   16376.5
                             15517.5                   16817.2
                             15184.6                   16365.6
                             14946.2                   16106.9
                             14882.7                   16057.7
                             14500.5                   15718.9
                             14707.9                   16027
        Dec-00               15313.8                   16699.9
                             15361.6                   16625.1
                             15314                     16545.4
                             14545.8                   15880.8
                             14642.4                   15875
                             14546.4                   15791.2
                             14288.9                   15567.7
                             14674.7                   15962.9
                             15335.1                   16700.4
                             15141.8                   16775.6
                             15254.6                   16802.4
                             15238                     16624
        Dec-01               14640.3                   16098

--------------------------------------------------------------------------------
   International Fixed-Income Portfolio Institutional Shares ..... $14,640
   Salomon World Government Bond Index Ex-U.S.....................  16,098
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001

                                    INSTITUTIONAL SHARES       OPEN SHARES
                                  ------------------------  -----------------
                                  ONE      FIVE       TEN   ONE      SINCE
                                  YEAR     YEARS     YEARS  YEAR   INCEPTION+
                                  ----     -----     -----  ----   ----------
International Fixed-Income
  Portfolio** ..................  (4.40)%  (1.12)%   3.89%  (4.65)%  (1.17)%
Salomon World Government Bond
  Index Ex-U.S.++ ..............  (3.55)    0.10     4.88   (3.55)    0.10
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the

   Portfolio's distributions or the redemption of Portfolio shares. The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Salomon World Government Bond Index Ex-U.S. is a market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

 + The inception date for Open Shares was January 8, 1997.

++ "Since Inception" index performance  consists of the index returns "including
   U.S." prior to January 1, 1993.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
         IN THE INSTITUTIONAL SHARES OF LAZARD STRATEGIC YIELD PORTFOLIO AND ONE MONTH LONDON INTERBANK OFFERED RATE ("LIBOR") USD FIXED INDEX*

        [The table below represents a line chart in the printed report.]

                             Strategic Yield        One Month
                                Portfolio           LIBOR USD
                          Institutional Shares     Fixed Index


                 Dec-91          10000                10000
                                 9922.62              10034.2
                                 10084                10069
                                 10204.2              10104
                                 10202.9              10136.5
                                 10316.8              10169.7
                                 10418.5              10202.4
                                 10615.5              10230.6
                                 10727.4              10259.9
                                 10840.6              10286.7
                                 10375.7              10314.1
                                 10373.2              10349.9
                 Dec-92          10595.6              10378.1
                                 10875                10404.7
                                 11086.2              10431.8
                                 11266.2              10459.1
                                 11276.1              10485.9
                                 11375.1              10513.9
                                 11679.4              10541.4
                                 11834.1              10568.9
                                 11930.6              10596.5
                                 11918.7              10624.3
                                 12096.9              10652.1
                                 12133.2              10683.2
                 Dec-93          12248.1              10711.7
                                 12493.9              10739.3
                                 12312.2              10770.6
                                 12065.2              10803.2
                                 11898                10838.5
                                 11893.8              10877.3
                                 11805.7              10917.8
                                 11937.6              10958
                                 12100.2              11001.5
                                 12032.4              11046.8
                                 12003.1              11092.3
                                 12059.2              11146.9
                 Dec-94          11961.9              11201.1
                                 11952.1              11256.4
                                 12012.1              11312.4
                                 12072.7              11368.6
                                 12350.9              11424.5
                                 12689.4              11480.6
                                 12761.8              11537.7
                                 12861.7              11592.8
                                 13000.1              11648.1
                                 13120.5              11703.7
                                 13211.5              11759.1
                                 13379.1              11816.1
                 Dec-95          13584.1              11870.8
                                 13860.5              11923.3
                                 13808.6              11974.8
                                 13909.8              12027.8
                                 14041.4              12080.4
                                 14176.3              12133.8
                                 14337.8              12187.7
                                 14425.3              12241.6
                                 14581.1              12295.8
                                 14899.6              12350.1
                                 15066.3              12404.1
                                 15294                12460.2
                 Dec-96          15451.7              12515.9
                                 15644.1              12571.3
                                 15799                12626.9
                                 15717.6              12685.2
                                 15804.2              12743.8
                                 15998.4              12802.7
                                 16155.3              12861.8
                                 16265.2              12920.6
                                 16182.4              12980
                                 16354                13039.7
                                 16143.8              13099.3
                                 16236.8              13162.7

                 Dec-97          16272                13223.8
                                 16411.8              13284.3
                                 16573.3              13345.7
                                 16788.5              13407.3
                                 16882.2              13468.9
                                 16875                13530.8
                                 16841.2              13593
                                 17060.2              13655.5
                                 16205.5              13718.3
                                 16205.5              13777.9
                                 15986                13836.8
                                 16297.8              13900
                 Dec-98          16393.1              13957.3
                                 16548.8              14013.4
                                 16589.2              14069.8
                                 16755.9              14126.4
                                 16979.6              14182.8
                                 16833.6              14239.8
                                 16940.8              14298.2
                                 16890                14358.3
                                 16803                14421
                                 16765.2              14484.4
                                 16821.2              14548.5
                                 17009.3              14624.6
                 Dec-99          17198.1              14694
                                 17184.3              14764
                                 17354.4              14834
                                 17390.2              14908.2
                                 17368.6              14983
                                 17277.6              15063.7
                                 17420.5              15144.2
                                 17582.5              15225.3
                                 17645.8              15306.7
                                 17539.9              15388.8
                                 17374.4              15471.3
                                 17223.2              15556.7
                 Dec-00          17390.6              15639.3
                                 17777.2              15710
                                 17910                15776.7
                                 17721.4              15842.2
                                 17789.6              15899.6
                                 17956.9              15952.5
                                 18007.1              16003
                                 18010.4              16052.2
                                 18012                16098.7
                                 17751.7              16133.6
                                 18038.4              16164.3
                                 18105.2              16191.7
                 Dec-01          18101.6              16250

--------------------------------------------------------------------------------
   Strategic Yield Portfolio Institutional Shares .......    $18,102
   One Month LIBOR USD Fixed Index.......................     16,250
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001

                                       INSTITUTIONAL SHARES       OPEN SHARES
                                       ---------------------   ----------------
                                       ONE     FIVE     TEN    ONE     SINCE
                                       YEAR    YEARS   YEARS   YEAR  INCEPTION+
                                       ----    -----   -----   ----  ----------
Strategic Yield Portfolio** .......    4.09%   3.22%   6.11%   3.53%   2.57%
One Month LIBOR USD Fixed Index ...    3.89    5.36    4.98    3.89    5.36
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The One Month LIBOR USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

 + The inception date for Open Shares was January 23, 1997.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE OVERVIEWS (CONCLUDED)

--------------------------------------------------------------------------------
LAZARD MORTGAGE PORTFOLIO

              COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
            IN THE INSTITUTIONAL SHARES OF LAZARD MORTGAGE PORTFOLIO
        AND LEHMAN FIXED-RATE MORTGAGE-BACKED SECURITIES ("MBS")(R)INDEX*

        [The table below represents a line chart in the printed report.]

                               MORTGAGE              LEHMAN
                               PORTFOLIO           FIXED-RATE
                         INSTITUTIONAL SHARES       MBS INDEX

                12-29-00        10000                10000
                Dec-00          10004                10012
                Jan-01          10153.6              10167.9
                Feb-01          10210.4              10225.8
                Mar-01          10264.5              10285.2
                Apr-01          10273.4              10299.9
                May-01          10320.6              10367.9
                Jun-01          10324.5              10390
                Jul-01          10502.5              10574.5
                Aug-01          10597.1              10667.6
                Sep-01          10758.1              10827.5
                Oct-01          10905                10976.9
                Nov-01          10794.8              10876
                Dec-01          10747.6              10834.6

--------------------------------------------------------------------------------
         Mortgage Portfolio Institutional Shares .......    $10,748
         Lehman Fixed-Rate MBS Index....................     10,835
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                                   INSTITUTIONAL SHARES
                                                   --------------------
                                                   ONE        SINCE
                                                   YEAR     INCEPTION**
                                                   ----     -----------
Mortgage Portfolio ...........................     7.44%      7.41%
Lehman Fixed-Rate MBS Index ..................     8.22       8.28
--------------------------------------------------------------------------------

----------
 * All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

   The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Fixed-Rate MBS Index is an index of U.S. mortgage-backed securities in the intermediate maturity range calculated by Lehman Brothers.

** The inception date for the Portfolio was December 29, 2000.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 2001

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO
COMMON STOCKS--96.0%
AEROSPACE & DEFENSE--4.3%
 Honeywell International, Inc. .......................     50,500   $  1,707,910
 Lockheed Martin Corp. ...............................     38,500      1,796,795
 United Technologies Corp. ...........................     64,300      4,155,709
                                                                    ------------
                                                                       7,660,414
                                                                    ------------
AUTOMOTIVE--1.3%
 Delphi Automotive Systems Corp. .....................    165,900      2,266,194
                                                                    ------------
BANKING & FINANCIAL SERVICES--11.5%
 Bank of America Corp. ...............................     55,550      3,496,872
 Bank of New York Co., Inc. ..........................     81,800      3,337,440
 Citigroup, Inc. .....................................    111,297      5,618,273
 FleetBoston Financial Corp. .........................     84,100      3,069,650
 Merrill Lynch & Co., Inc. ...........................     39,400      2,053,528
 PNC Financial Services Group ........................     53,100      2,984,220
                                                                    ------------
                                                                      20,559,983
                                                                    ------------
BREWERY--1.2%
 Anheuser-Busch Cos., Inc. ...........................     45,700      2,066,097
                                                                    ------------
BROADCASTING--1.8%
 Comcast Corp., Class A (a) ..........................     87,900      3,164,400
                                                                    ------------
BUSINESS SERVICES & SUPPLIES--1.8%
 Accenture, Ltd., Class A, Bermuda (a) ...............     56,100      1,510,212
 First Data Corp. ....................................     20,700      1,623,915
                                                                    ------------
                                                                       3,134,127
                                                                    ------------
CHEMICALS & PLASTICS--1.0%
 Du Pont (E.I.) de Nemours & Co. .....................     42,700      1,815,177
                                                                    ------------
COMPUTER SOFTWARE--2.4%
 Microsoft Corp. (a) .................................     40,300      2,669,875
 Oracle Corp. (a) ....................................    112,500      1,553,625
                                                                    ------------
                                                                       4,223,500
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--2.3%
 International Business
  Machines Corp. .....................................     33,500      4,052,160
                                                                    ------------
COSMETICS & TOILETRIES--1.3%
 The Gillette Co. ....................................     69,600      2,324,640
                                                                    ------------
DIVERSIFIED--4.2%
 Minnesota Mining &
  Manufacturing Co. ..................................     25,700      3,037,997
 Newell Rubbermaid, Inc. .............................     66,600      1,836,162
 PPG Industries, Inc. ................................     49,700      2,570,484
                                                                    ------------
                                                                       7,444,643
                                                                    ------------

--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE--11.1%
 American Home Products Corp. ........................     70,800   $  4,344,288
 Bristol-Myers Squibb Co. ............................     39,200      1,999,200
 Eli Lilly & Co. .....................................     44,800      3,518,592
 Merck & Co., Inc. ...................................     51,000      2,998,800
 Pfizer, Inc. ........................................     88,200      3,514,770
 Pharmacia Corp. .....................................     79,500      3,390,675
                                                                    ------------
                                                                      19,766,325
                                                                    ------------
ELECTRONICS--1.0%
 Texas Instruments, Inc. .............................     64,500      1,806,000
                                                                    ------------
FOOD & BEVERAGES--6.7%
 H.J. Heinz Co. ......................................     82,200      3,380,064
 PepsiCo, Inc. .......................................     59,640      2,903,872
 The Coca-Cola Co. ...................................     44,200      2,084,030
 The Kroger Co. (a) ..................................    176,400      3,681,468
                                                                    ------------
                                                                      12,049,434
                                                                    ------------
INSURANCE--7.2%
 American International Group, Inc. ..................     23,669      1,879,318
 Aon Corp. ...........................................     46,300      1,644,576
 MetLife, Inc. .......................................     84,500      2,676,960
 The Hartford Financial Services Group, Inc. .........     44,700      2,808,501
 The Principal Financial Group, Inc. (a) .............     78,100      1,874,400
 The St. Paul Cos., Inc. .............................     44,900      1,974,253
                                                                    ------------
                                                                      12,858,008
                                                                    ------------
MANUFACTURING--2.1%
 General Electric Co. ................................     95,500      3,827,640
                                                                    ------------
MULTIMEDIA--6.3%
 AOL Time Warner, Inc. (a) ...........................     80,850      2,595,285
 The News Corp., Ltd., ADR ...........................    196,200      5,191,452
 Viacom, Inc., Class B (a) ...........................     79,200      3,496,680
                                                                    ------------
                                                                      11,283,417
                                                                    ------------
OIL & GAS--9.7%
 Baker Hughes, Inc. ..................................     61,100      2,228,317
 Burlington Resources, Inc. ..........................     50,200      1,884,508
 ChevronTexaco Corp. .................................     42,429      3,802,063
 Conoco, Inc. ........................................    108,474      3,069,814
 El Paso Corp. .......................................     47,088      2,100,596
 Exxon Mobil Corp. ...................................     55,728      2,190,110
 Royal Dutch Petroleum Co. NY Shares .................     42,100      2,063,742
                                                                    ------------
                                                                      17,339,150
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO (CONCLUDED)
PAPER PRODUCTS--1.3%
 International Paper Co. .............................     57,500   $  2,320,125
                                                                    ------------
REAL ESTATE--1.1%
 Equity Office Properties Trust ......................     68,100      2,048,448
                                                                    ------------
RETAIL--3.2%
 Target Corp. ........................................     94,200      3,866,910
 Wal-Mart Stores, Inc. ...............................     33,500      1,927,925
                                                                    ------------
                                                                       5,794,835
                                                                    ------------
SEMICONDUCTORS & COMPONENTS--2.8%
 Agere Systems, Inc., Class A (a) ....................    233,800      1,330,322
 Intel Corp. .........................................    115,000      3,616,750
                                                                    ------------
                                                                       4,947,072
                                                                    ------------
TELECOMMUNICATIONS--5.5%
 AT&T Wireless Services, Inc. (a) ....................    161,100      2,315,007
 SBC Communications, Inc. ............................     91,179      3,571,481
 Verizon Communications, Inc. ........................     82,300      3,905,958
                                                                    ------------
                                                                       9,792,446
                                                                    ------------
TOBACCO--2.2%
 Philip Morris Cos., Inc. ............................     87,800      4,025,630
                                                                    ------------
UTILITIES--2.7%
 Entergy Corp. .......................................     62,400      2,440,464
 Public Service Enterprise Group, Inc. ...............     55,400      2,337,326
                                                                    ------------
                                                                       4,777,790
                                                                    ------------
TOTAL COMMON STOCKS
 (Identified cost $173,469,778) ......................               171,347,655
                                                                    ------------
CONVERTIBLE PREFERRED STOCK--0.5%
TELECOMMUNICATIONS--0.5%
 Motorola, Inc.,
  (Identified cost $901,620) .........................     18,000        841,320
                                                                    ------------

--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--3.2%
BROADCASTING--0.3%
 Charter Communications, Inc.,
  4.75%, 06/01/06 (m) ................................   $    673   $    614,113
                                                                    ------------
BUSINESS SERVICES & SUPPLIES--1.2%
 First Data Corp.,
  2.00%, 03/01/08 (m) ................................      1,825      2,117,000
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--1.7%
 Hewlett-Packard Co.,
  0.00%, 10/14/17 (l), (m) ...........................      6,387      2,961,971
                                                                    ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $6,113,734) ........................                 5,693,084
                                                                    ------------
REPURCHASE AGREEMENT--0.0%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $80,000 United States Treasury
  Note, 5.875%, 09/30/02, with a
  value of $83,500)
  (Identified cost $81,000) ..........................         81         81,000
                                                                    ------------
TOTAL INVESTMENTS
 (Identified cost $180,566,132) (b) ..................       99.7%  $177,963,059
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ......................................        0.3        448,295
                                                            -----   ------------
NET ASSETS ...........................................      100.0%  $178,411,354
                                                            =====   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO
COMMON STOCKS--96.3%
AEROSPACE & DEFENSE--1.6%
 Rockwell Collins, Inc. ..............................     24,000   $    468,000
                                                                    ------------
APPAREL & TEXTILES--0.7%
 Polo Ralph Lauren Corp. (a) .........................      8,100        216,756
                                                                    ------------
AUTOMOTIVE--2.2%
 Delphi Automotive Systems Corp. .....................     48,000        655,680
                                                                    ------------
BANKING & FINANCIAL SERVICES--10.1%
 Allied Capital Corp. ................................     14,900        387,400
 Investment Technology Group, Inc. (a) ...............      8,050        314,513
 Mercantile Bankshares Corp. .........................     14,800        636,992
 North Fork Bancorporation, Inc. .....................     14,900        476,651
 SouthTrust Corp. ....................................     11,900        293,573
 TCF Financial Corp. .................................     11,000        527,780
 Union Planters Corp. ................................      7,400        333,962
                                                                    ------------
                                                                       2,970,871
                                                                    ------------
BUSINESS SERVICES & SUPPLIES--4.5%
 ARAMARK Corp., Class B (a) ..........................     22,600        607,940
 Convergys Corp. (a) .................................     11,000        412,390
 Gartner, Inc., Class A (a) ..........................     25,900        302,771
                                                                    ------------
                                                                       1,323,101
                                                                    ------------
CABLE TELEVISION--1.0%
 Cablevision Systems New York Group,
  Class A (a) ........................................      6,200        294,190
                                                                    ------------
COMPUTER SERVICES--1.2%
 Acxiom Corp. (a) ....................................     20,700        361,629
                                                                    ------------
COMPUTER SOFTWARE--1.9%
 Adobe Systems, Inc. .................................      9,300        288,765
 Intuit, Inc. (a) ....................................      6,300        269,514
                                                                    ------------
                                                                         558,279
                                                                    ------------
COMPUTERS & BUSINESS EQUIPMENT--3.1%
 Maxtor Corp. (a) ....................................     71,628        454,122
 NCR Corp. (a) .......................................     12,400        457,064
                                                                    ------------
                                                                         911,186
                                                                    ------------
DIVERSIFIED--10.5%
 Navistar International Corp. (a) ....................      7,400        292,300
 Newell Rubbermaid, Inc. .............................     28,100        774,717
 PPG Industries, Inc. ................................      6,800        351,696
 SPX Corp. (a) .......................................      2,300        314,870
 UST, Inc. ...........................................     19,900        696,500
 Viad Corp. ..........................................     27,300        646,464
                                                                    ------------
                                                                       3,076,547
                                                                    ------------

--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE--9.1%
 Apogent Technologies, Inc. (a) ......................     20,700   $    534,060
 Biogen, Inc. (a) ....................................      6,300        361,305
 IMS Health, Inc. ....................................     17,600        343,376
 King Pharmaceuticals, Inc. (a) ......................      9,633        405,838
 MedImmune, Inc. (a) .................................      7,500        347,625
 Watson Pharmaceuticals, Inc. (a) ....................     13,000        408,070
 Zimmer Holdings, Inc. (a) ...........................      8,400        256,536
                                                                    ------------
                                                                       2,656,810
                                                                    ------------
EDUCATION--1.5%
 DeVry, Inc. (a) .....................................     15,000        426,750
                                                                    ------------
ELECTRONICS--4.6%
 Celestica, Inc. (a) .................................      3,500        141,365
 Millipore Corp. .....................................      9,700        588,790
 PerkinElmer, Inc. ...................................     17,600        616,352
                                                                    ------------
                                                                       1,346,507
                                                                    ------------
FOOD & BEVERAGES--2.8%
 Hershey Foods Corp. .................................      6,500        440,050
 PepsiAmericas, Inc. .................................     26,400        364,320
                                                                    ------------
                                                                         804,370
                                                                    ------------
INSURANCE--4.3%
 Ambac Financial Group, Inc. .........................     12,650        731,929
 Aon Corp. ...........................................      9,600        340,992
 The St. Paul Cos., Inc. .............................      4,500        197,865
                                                                    ------------
                                                                       1,270,786
                                                                    ------------
LEISURE & ENTERTAINMENT--2.9%
 Brunswick Corp. .....................................     16,700        363,392
 International Game Technology (a) ...................      7,000        478,100
                                                                    ------------
                                                                         841,492
                                                                    ------------
MEDICAL SERVICES--2.1%
 Anthem, Inc. (a) ....................................      6,500        321,750
 DaVita, Inc. (a) ....................................     12,500        305,625
                                                                    ------------
                                                                         627,375
                                                                    ------------
OIL & GAS--6.4%
 Baker Hughes, Inc. ..................................     11,500        419,405
 Cooper Cameron Corp. (a) ............................     14,400        581,184
 ENSCO International, Inc. ...........................     11,900        295,715
 USX-Marathon Group ..................................     18,900        567,000
                                                                    ------------
                                                                       1,863,304
                                                                    ------------
PAPER PRODUCTS--2.4%
 Bowater, Inc. .......................................     14,400        686,880
                                                                    ------------
REAL ESTATE--5.0%
 Archstone-Smith Trust ...............................     12,700        334,010
 Equity Office Properties Trust ......................     15,300        460,224

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO (CONCLUDED)
 Health Care Property Investors, Inc. ................      9,700  $    351,237
 iStar Financial, Inc. ...............................     13,300       331,835
                                                                   ------------
                                                                      1,477,306
                                                                   ------------
RETAIL--7.9%
 Foot Locker, Inc. (a) ...............................     16,200       253,530
 NIKE, Inc., Class B .................................     10,600       596,144
 Ross Stores, Inc. ...................................      9,000       288,720
 The Gap, Inc. .......................................     32,900       458,626
 The Limited, Inc. ...................................     48,400       712,448
                                                                   ------------
                                                                      2,309,468
                                                                   ------------
SEMICONDUCTORS & COMPONENTS--1.2%
 Agere Systems, Inc., Class A (a) ....................     63,900       363,591
                                                                   ------------
TELECOMMUNICATIONS--3.0%
 Avaya, Inc. (a) .....................................     26,400       320,760
 Harris Corp. ........................................     17,900       546,129
                                                                   ------------
                                                                        866,889
                                                                   ------------
UTILITIES--6.3%
 Entergy Corp. .......................................     16,800       657,048
 FirstEnergy Corp. ...................................     17,000       594,660
 UtiliCorp United, Inc. ..............................     23,000       578,911
                                                                   ------------
                                                                      1,830,619
                                                                   ------------
TOTAL COMMON STOCKS
 (Identified cost $25,554,584) .......................               28,208,386
                                                                   ------------

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--6.1%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $1,850,000 United States Treasury
  Bill, 3.04%, 06/20/02, with a value
  of $1,834,275)
  (Identified cost $1,797,000) .......................   $  1,797  $  1,797,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $27,351,584) (b) ...................      102.4% $ 30,005,386
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ........................................       (2.4)     (692,378)
                                                            -----  ------------
NET ASSETS ...........................................      100.0% $ 29,313,008
                                                            =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO
COMMON STOCKS--95.4%
AEROSPACE & DEFENSE--1.7%
 DRS Technologies, Inc. (a) ..........................     70,500   $  2,513,325
 Moog, Inc., Class A (a) .............................    196,700      4,288,060
 United Defense Industries, Inc. (a) .................    204,700      4,308,935
                                                                    ------------
                                                                      11,110,320
                                                                    ------------
AIRLINES--0.9%
 Alaska Air Group, Inc. (a) ..........................    137,800      4,009,980
 Atlantic Coast Airlines
  Holdings, Inc. (a) .................................     89,400      2,082,126
                                                                    ------------
                                                                       6,092,106
                                                                    ------------
BANKING & FINANCIAL SERVICES--8.4%
 Allied Capital Corp. ................................    271,800      7,066,800
 Chittenden Corp. ....................................    186,200      5,139,120
 East West Bancorp, Inc. .............................    231,200      5,953,400
 Financial Federal Corp. (a) .........................    108,300      3,384,375
 Greater Bay Bancorp .................................    270,800      7,739,464
 IndyMac Bancorp, Inc. (a) ...........................    228,400      5,339,992
 Investment Technology Group, Inc. (a) ...............    166,750      6,514,923
 New York Community Bancorp, Inc. ....................    428,950      9,810,086
 Westamerica Bancorporation ..........................     82,600      3,268,482
                                                                    ------------
                                                                      54,216,642
                                                                    ------------
BUILDING & CONSTRUCTION--0.8%
 Granite Construction, Inc. ..........................    215,500      5,189,240
                                                                    ------------
BUSINESS SERVICES & SUPPLIES--8.7%
 American Management
  Systems, Inc. (a) ..................................    396,000      7,159,680
 Answerthink, Inc. (a) ...............................  1,163,100      7,595,043
 Dendrite International, Inc. (a) ....................    439,000      6,159,170
 Gartner, Inc., Class A (a) ..........................    711,400      8,316,266
 MAXIMUS, Inc. (a) ...................................    240,200     10,102,812
 The Profit Recovery Group
  International, Inc. (a) ............................    557,700      4,545,255
 United Stationers, Inc. (a) .........................    207,800      6,992,470
 West Corp. (a) ......................................    203,900      5,085,266
                                                                    ------------
                                                                      55,955,962
                                                                    ------------
CHEMICALS & PLASTICS--0.6%
 Ferro Corp. .........................................    147,900      3,815,820
                                                                    ------------
COMPUTER SERVICES--1.5%
 Acxiom Corp. (a) ....................................    289,300      5,054,071
 The Titan Corp. (a) .................................    177,300      4,423,635
                                                                    ------------
                                                                       9,477,706
                                                                    ------------
COMPUTER SOFTWARE--2.5%
 HNC Software, Inc. (a) ..............................    330,700      6,812,420
 Mentor Graphics Corp. (a) ...........................    392,200      9,244,154
                                                                    ------------
                                                                      16,056,574
                                                                    ------------

--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT--4.9%
 Avocent Corp. (a) ...................................    376,100   $  9,120,425
 Black Box Corp. (a) .................................    132,800      7,022,464
 Foundry Networks, Inc. (a) ..........................    353,000      2,876,950
 Maxtor Corp. (a) ....................................  1,791,000     11,354,940
 Mercury Computer Systems, Inc. (a) ..................     36,900      1,443,159
                                                                    ------------
                                                                      31,817,938
                                                                    ------------
CONSTRUCTION MATERIALS--0.6%
 Dal-Tile International, Inc. (a) ....................    154,100      3,582,825
                                                                    ------------
CONTAINERS--0.8%
 Packaging Corp. of America (a) ......................    288,900      5,243,535
                                                                    ------------
DIVERSIFIED--0.7%
 The Liberty Corp. ...................................    102,500      4,217,875
                                                                    ------------
DRUGS & HEALTH CARE--7.0%
 Apria Healthcare Group, Inc. (a) ....................    270,900      6,769,791
 Celgene Corp. (a) ...................................    185,900      5,933,928
 Kindred Healthcare, Inc. (a) ........................    115,900      6,026,800
 Manor Care, Inc. (a) ................................    512,400     12,149,004
 MIM Corp. (a) .......................................    212,000      3,773,600
 Owens & Minor, Inc. .................................    295,600      5,468,600
 Pharmacopeia, Inc. (a) ..............................    371,300      5,157,357
                                                                    ------------
                                                                      45,279,080
                                                                    ------------
EDUCATION--0.9%
 Learning Tree International, Inc. (a) ...............    211,600      5,903,640
                                                                    ------------
ELECTRICAL EQUIPMENT--2.7%
 Axcelis Technologies, Inc. (a) ......................    543,600      7,007,004
 LTX Corp. (a) .......................................    506,000     10,595,640
                                                                    ------------
                                                                      17,602,644
                                                                    ------------
ELECTRONICS--0.4%
 Pixelworks, Inc. (a) ................................    174,000      2,794,440
                                                                    ------------
FOOD & BEVERAGES--1.5%
 PepsiAmericas, Inc. .................................    713,700      9,849,060
                                                                    ------------
HOMEBUILDERS--0.7%
 Toll Brothers, Inc. (a) .............................    102,700      4,508,530
                                                                    ------------
HOUSEHOLD APPLIANCES
  & HOME FURNISHINGS--1.9%
 Furniture Brands International, Inc. (a) ............    180,500      5,779,610
 Harman International Industries, Inc. ...............    141,100      6,363,610
                                                                    ------------
                                                                      12,143,220
                                                                    ------------
INDUSTRIAL & MACHINERY--1.1%
 AMETEK, Inc. ........................................    130,800      4,171,212
 Esterline Technologies Corp. ........................    165,000      2,641,650
                                                                    ------------
                                                                       6,812,862
                                                                    ------------
INSURANCE--5.9%
 AmerUs Group Co. ....................................    219,700      7,874,048
 Arthur J. Gallagher & Co. ...........................     96,200      3,317,938

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO (CONCLUDED)
 Everest Re Group, Ltd. ..............................    136,000   $  9,615,200
 HCC Insurance Holdings, Inc. ........................    134,400      3,702,720
 Radian Group, Inc. ..................................    222,842      9,571,064
 W.R. Berkley Corp. ..................................     79,400      4,263,780
                                                                    ------------
                                                                      38,344,750
                                                                    ------------
LEISURE & ENTERTAINMENT--2.8%
 Bally Total Fitness Holding Corp. (a) ...............    366,000      7,890,960
 Brunswick Corp. .....................................    464,800     10,114,048
                                                                    ------------
                                                                      18,005,008
                                                                    ------------
MANUFACTURING--2.5%
 Crane Co. ...........................................    102,510      2,628,356
 Federal Signal Corp. ................................    167,800      3,736,906
 Navistar International Corp. ........................    112,700      4,451,650
 York International Corp. ............................    144,200      5,498,346
                                                                    ------------
                                                                      16,315,258
                                                                    ------------
MEDICAL PRODUCTS--3.9%
 American Medical Systems
  Holdings, Inc. (a) .................................    399,200      8,259,448
 INAMED Corp. (a) ....................................    172,500      5,187,075
 Invacare Corp. ......................................    141,200      4,759,852
 Varian, Inc. (a) ....................................    211,700      6,867,548
                                                                    ------------
                                                                      25,073,923
                                                                    ------------
MEDICAL SERVICES--3.8%
 Albany Molecular Research, Inc. (a) .................    268,100      7,101,969
 Charles River Laboratories
  International, Inc. (a) ............................    116,000      3,883,680
 DaVita, Inc. (a) ....................................     92,000      2,249,400
 Gene Logic, Inc. (a) ................................    411,700      7,756,428
 Unilab Corp. (a) ....................................    152,000      3,815,200
                                                                    ------------
                                                                      24,806,677
                                                                    ------------
MEDICAL SUPPLIES--1.1%
 DENTSPLY International, Inc. ........................    141,200      7,088,240
                                                                    ------------
OIL & GAS--5.0%
 Chiles Offshore, Inc. (a) ...........................    209,300      4,162,977
 Helmerich & Payne, Inc. .............................    289,020      9,647,487
 Horizon Offshore, Inc. (a) ..........................    524,500      3,954,730
 Hydril Co. (a) ......................................    122,600      2,161,438
 Kinder Morgan Management, LLC (a) ...................    324,383     12,294,116
                                                                    ------------
                                                                      32,220,748
                                                                    ------------
PUBLISHING--2.9%
 Journal Register Co. (a) ............................    311,200      6,547,648
 Pulitzer, Inc. ......................................     78,300      3,993,300
 R. H. Donnelley Corp. (a) ...........................    274,700      7,980,035
                                                                    ------------
                                                                      18,520,983
                                                                    ------------

--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
REAL ESTATE--6.2%
 Alexandria Real Estate Equities, Inc. ...............    192,600   $  7,915,860
 Annaly Mortgage Management, Inc. ....................    469,400      7,510,400
 Capital Automotive REIT .............................    329,900      6,561,711
 Catellus Development Corp. (a) ......................    160,200      2,947,680
 Chelsea Property Group, Inc. ........................     91,700      4,502,470
 Health Care Property Investors, Inc. ................    216,900      7,853,949
 Kilroy Realty Corp. .................................     99,600      2,616,492
                                                                    ------------
                                                                      39,908,562
                                                                    ------------
RETAIL--7.9%
 AnnTaylor Stores Corp. (a) ..........................    221,700      7,759,500
 Genesco, Inc. (a) ...................................    358,200      7,436,232
 Linens 'n Things, Inc. (a) ..........................    261,900      6,678,450
 Oakley, Inc. (a) ....................................    495,400      8,055,204
 Pacific Sunwear of California, Inc. (a) .............    430,900      8,798,978
 Payless ShoeSource, Inc. (a) ........................     99,700      5,598,155
 Ross Stores, Inc. ...................................    195,800      6,281,264
                                                                    ------------
                                                                      50,607,783
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT--0.6%
 CommScope, Inc. (a) .................................    190,700      4,056,189
                                                                    ------------
TRANSPORTATION--1.6%
 Genesee & Wyoming, Inc.,
  Class A (a) ........................................    187,000      6,105,550
 Ryder System, Inc. ..................................     62,000      1,373,300
 Swift Transportation Co., Inc. (a) ..................    117,300      2,523,123
                                                                    ------------
                                                                      10,001,973
                                                                    ------------
UTILITIES--2.9%
 Orion Power Holdings, Inc. (a) ......................    326,600      8,524,260
 Sierra Pacific Resources ............................    668,592     10,062,310
                                                                    ------------
                                                                      18,586,570
                                                                    ------------
TOTAL COMMON STOCKS
 (Identified cost $554,804,062) ......................               615,206,683
                                                                    ------------
                                                         PRINCIPAL
                                                           AMOUNT
                                                           (000)
                                                         ----------
REPURCHASE AGREEMENT--3.7%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $24,490,000 United States Treasury
  Bill, 3.04%, 06/20/02, with a value
  of $24,281,835)
  (Identified cost $23,802,000) ......................   $ 23,802     23,802,000
                                                                    ------------
TOTAL INVESTMENTS
 (Identified cost $578,606,062) (b) ..................       99.1%  $639,008,683
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ......................................        0.9      5,598,610
                                                            -----   ------------
NET ASSETS ...........................................      100.0%  $644,607,293
                                                            =====   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS--98.3%
AUSTRALIA--2.1%
 BHP Billiton, Ltd. ..................................   9,037,300  $ 48,570,300
                                                                    ------------

BELGIUM--2.4%
 Fortis ..............................................   2,148,760    55,660,123
                                                                    ------------

FINLAND--0.5%
 UPM-Kymmene Oyj .....................................     341,480    11,322,825
                                                                    ------------

FRANCE--15.9%
 Alcatel SA ..........................................   2,965,600    50,684,721
 Axa .................................................   2,002,480    41,835,459
 BNP Paribas SA ......................................     662,022    59,224,547
 Compagnie de Saint-Gobain ...........................     171,400    25,860,909
 Lagardere SCA .......................................     821,430    34,366,213
 Suez SA .............................................   1,609,450    48,710,172
 TotalFinaElf SA .....................................     438,285    62,578,368
 Vivendi Universal SA ................................     876,779    47,998,594
                                                                    ------------
 TOTAL FRANCE ........................................               371,258,983
                                                                    ------------

GERMANY--4.3%
 Allianz AG ..........................................      97,816    23,160,866
 HVB Group ...........................................     767,455    23,445,714
 E.On AG .............................................     714,310    36,993,354
 Metro AG ............................................     475,710    16,874,615
                                                                    ------------
 TOTAL GERMANY .......................................               100,474,549
                                                                    ------------

HONG KONG--1.1%
 Hutchison Whampoa, Ltd. .............................   2,723,000    26,364,849
                                                                    ------------

IRELAND--1.9%
 Allied Irish Banks PLC ..............................   1,652,000    19,116,864
 CRH PLC .............................................   1,357,900    23,969,213
                                                                    ------------
 TOTAL IRELAND .......................................                43,086,077
                                                                    ------------

ITALY--7.9%
 Alleanza Assicurazioni ..............................   2,395,233    26,331,645
 ENI SpA .............................................   5,229,700    65,545,472
 Sanpaolo IMI SpA ....................................   3,571,900    38,313,303
 Telecom Italia SpA ..................................   6,481,300    55,385,568
                                                                    ------------
 TOTAL ITALY .........................................               185,575,988
                                                                    ------------
JAPAN--15.9%
 ACOM Co., Ltd. ......................................     220,900    16,102,550
 Canon, Inc. .........................................   1,045,000    35,973,973
 East Japan Railway Co. ..............................       6,867    33,179,232
 Hitachi, Ltd. .......................................   5,446,000    39,906,573
 Nikko Cordial Corp. .................................   7,898,000    35,267,004
 Nissan Motor Co., Ltd. ..............................   6,215,000    32,970,194
 NTT DoCoMo, Inc. ....................................       2,173    25,543,242

--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
 Orix Corp. ..........................................     304,660  $ 27,301,034
 Sony Corp. ..........................................     852,200    38,964,035
 The Sumitomo Trust & Banking
  Co., Ltd. ..........................................   5,472,000    22,220,473
 Toyota Motor Corp. ..................................   2,550,600    64,636,229
                                                                    ------------
 TOTAL JAPAN .........................................               372,064,539
                                                                    ------------
NETHERLANDS--16.1%
 ABN AMRO Holding NV .................................   3,726,660    60,009,720
 Akzo Nobel NV .......................................   1,016,900    45,395,463
 Heineken NV .........................................   1,050,250    39,816,547
 ING Groep NV ........................................   1,516,300    38,656,400
 Koninklijke (Royal) KPN NV (a) ......................   9,173,400    46,626,165
 Koninklijke (Royal) Philips
  Electronics NV .....................................   2,476,281    73,578,261
 Royal Dutch Petroleum Co. ...........................     928,466    47,026,378
 Wolters Kluwer NV ...................................   1,160,545    26,446,318
                                                                    ------------
 TOTAL NETHERLANDS ...................................               377,555,252
                                                                    ------------
PORTUGAL--1.4%
 Portugal Telecom SGPS SA,
  Registered Shares (a) ..............................   4,318,050    33,632,487
                                                                    ------------
SINGAPORE--2.0%
 Oversea-Chinese Banking
  Corp., Ltd. ........................................   3,949,850    23,530,111
 United Overseas Bank, Ltd. ..........................   3,427,897    23,576,654
                                                                    ------------
 TOTAL SINGAPORE .....................................                47,106,765
                                                                    ------------
SPAIN--3.1%
 Altadis SA ..........................................   1,022,100    17,377,609
 Endesa SA ...........................................   2,211,100    34,581,466
 Telefonica SA (a) ...................................   1,590,274    21,276,207
                                                                    ------------
 TOTAL SPAIN .........................................                73,235,282
                                                                    ------------
SWEDEN--1.9%
 Investor AB, B Shares ...............................   4,123,900    45,172,348
                                                                    ------------
SWITZERLAND--5.7%
 Novartis AG, Registered Shares ......................   1,833,770    66,296,818
 Roche Holding AG ....................................     442,780    31,615,709
 UBS AG, Registered Shares (a) .......................     691,896    34,936,662
                                                                    ------------
 TOTAL SWITZERLAND ...................................               132,849,189
                                                                    ------------
UNITED KINGDOM--16.1%
 BAE Systems PLC .....................................   5,417,448    24,375,850
 BP PLC ..............................................   6,543,000    50,795,185
 BT Group PLC (a) ....................................   6,533,450    24,030,757
 Cadbury Schweppes PLC ...............................   5,468,626    34,822,240
 Diageo PLC ..........................................   4,999,742    57,058,666
 GlaxoSmithKline PLC .................................   1,348,700    33,783,528
 HSBC Holdings PLC ...................................   6,077,762    71,216,905
 Imperial Tobacco Group PLC ..........................     949,500    12,506,262

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)
 mmO2 PLC (a) ........................................ 17,627,850  $  22,167,658
 National Grid Group PLC .............................  3,478,020     21,641,144
 Tesco PLC ...........................................  6,879,600     24,903,873
                                                                   -------------
 TOTAL UNITED KINGDOM ................................               377,302,068
                                                                   -------------
TOTAL COMMON STOCKS
 (Identified cost $2,528,757,011) ....................             2,301,231,624
                                                                   -------------


                                                        PRINCIPAL
                                                          AMOUNT
DESCRIPTION                                                (000)       VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.4%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $32,330,000 United States Treasury
  Bill, 3.04%, 06/20/02, with a value
  of $32,055,195, and $24,435,000
  United States Treasury Note,
  5.875%, 09/30/02, with a value
  of $25,504,031)
  (Identified cost $56,421,000) ......................  $56,421  $   56,421,000
                                                                 --------------
TOTAL INVESTMENTS
 (Identified cost $2,585,178,011) (b) ................  100.7%   $2,357,652,624
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ....................................    (0.7)     (17,097,001)
                                                        ------   --------------
NET ASSETS ...........................................  100.0%   $2,340,555,623
                                                        ======   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
COMMON STOCKS--97.4%
AUSTRALIA--0.9%
 TABCORP Holdings, Ltd. ..............................     714,400  $  3,598,151
                                                                    ------------
BELGIUM--1.3%
 Creyf's SA ..........................................     289,103     5,198,370
 Creyf's SA STRIP (a) ................................      15,381           137
                                                                    ------------
 TOTAL BELGIUM .......................................                 5,198,507
                                                                    ------------
CANADA--1.0%
 Intrawest Corp. .....................................     220,550     3,809,034
                                                                    ------------
FINLAND--4.7%
 Amer Group Ltd. .....................................     335,500     8,810,038
 Hartwall Oyj Abp ....................................     206,500     4,209,387
 Sampo Oyj, A Shares .................................     690,100     5,405,775
                                                                    ------------
 TOTAL FINLAND .......................................                18,425,200
                                                                    ------------
FRANCE--7.3%
 Carbone Lorraine SA .................................     160,800     4,294,084
 CNP Assurances ......................................     133,800     4,251,944
 Gemplus International SA (a) ........................   1,483,700     3,750,833
 Neopost SA (a), (c) .................................     140,500     4,092,163
 Pernod-Ricard SA ....................................      79,300     6,141,235
 Societe BIC SA ......................................     184,500     6,299,966
                                                                    ------------
 TOTAL FRANCE ........................................                28,830,225
                                                                    ------------
GERMANY--4.2%
 Fielmann AG .........................................     176,300     5,759,458
 Kamps AG ............................................     314,400     2,518,769
 SCS Standard Computersysteme (a) ....................      16,070             0
 Software AG .........................................     101,300     3,877,405
 Techem AG (a) .......................................     199,446     4,305,270
                                                                    ------------
 TOTAL GERMANY .......................................                16,460,902
                                                                    ------------
HONG KONG--2.1%
 Esprit Holdings, Ltd. ...............................   5,171,065     5,835,705
 Shaw Brothers (Hong Kong), Ltd. .....................   2,812,500     2,596,903
                                                                    ------------
 TOTAL HONG KONG .....................................                 8,432,608
                                                                    ------------
IRELAND--2.0%
 Waterford Wedgwood PLC ..............................  10,256,613     8,034,334
                                                                    ------------
ITALY--3.9%
 Davide Campari-Milano SpA (a) .......................     149,800     3,533,629
 Industrie Natuzzi SpA ADR ...........................     343,100     5,022,984
 Interpump Group SpA .................................     719,700     2,786,788
 Permasteelisa SpA ...................................     282,400     3,946,641
                                                                    ------------
 TOTAL ITALY .........................................                15,290,042
                                                                    ------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
JAPAN--10.2%
 ADERANS Co., Ltd. ...................................      64,800  $  1,914,175
 Diamond Lease Co., Ltd. .............................     327,000     3,893,749
 Hitachi Medical Corp. ...............................     474,000     4,323,563
 Hokuto Corp. ........................................     133,800     4,636,684
 IMPACT 21 Co., Ltd. .................................     292,600     2,697,968
 Japan Digital Laboratory Co., Ltd. ..................     468,900     3,682,911
 Kawasumi Laboratories, Inc. .........................      75,000       744,218
 Maruichi Steel Tube, Ltd. ...........................     201,000     2,051,271
 Meitec Corp. ........................................      75,500     1,844,134
 Ministop Co., Ltd. ..................................     216,100     2,969,087
 Nippon Shinyaku Co., Ltd. ...........................   1,017,000     5,006,984
 Secom Techno Service Co., Ltd. ......................      99,000     2,335,013
 Yoshinoya D&C Co., Ltd. .............................       2,877     3,974,788
                                                                    ------------
 TOTAL JAPAN .........................................                40,074,545
                                                                    ------------
NETHERLANDS--13.2%
 CSM NV ..............................................     368,000     7,632,503
 Fugro NV ............................................     172,231     7,680,904
 Hunter Douglas NV ...................................     355,376     9,531,264
 IHC Caland NV .......................................     125,000     5,841,610
 Koninklijke Boskalis Westminster NV .................     135,600     3,633,201
 PinkRoccade NV (c) ..................................     159,633     3,381,917
 Telegraaf Holdings MIJ NV ...........................     453,400     6,897,423
 Wolters Kluwer NV ...................................     327,200     7,456,182
                                                                    ------------
 TOTAL NETHERLANDS ...................................                52,055,004
                                                                    ------------
NORWAY--1.7%
 DnB Holding ASA .....................................     869,500     3,913,264
 Merkantildata ASA (a) ...............................     917,500     1,083,428
 P4 Radio Hele Norge ASA .............................     724,800     1,614,865
                                                                    ------------
 TOTAL NORWAY ........................................                 6,611,557
                                                                    ------------
SINGAPORE--2.7%
 Fraser & Neave, Ltd. ................................   1,616,000     6,651,286
 Want Want Holdings, Ltd. ............................   2,172,000     4,126,800
                                                                    ------------
 TOTAL SINGAPORE .....................................                10,778,086
                                                                    ------------
SPAIN--8.0%
 Abengoa SA ..........................................     638,000     3,924,298
 Aldeasa SA ..........................................     268,500     4,091,771
 Altadis SA ..........................................     397,300     6,754,842
 Banco Pastor SA .....................................     392,900     5,277,577
 Corporacion Mapfre SA ...............................     863,400     5,003,297
 Prosegur, Compania de Seguridad
  SA, Registered Shares ..............................     477,800     6,439,250
                                                                    ------------
 TOTAL SPAIN .........................................                31,491,035
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO (CONCLUDED)
SWEDEN--7.8%
 D. Carnegie & Co. AB (a) ............................     390,700  $  4,896,365
 Elanders AB, B Shares ...............................     166,150     1,446,441
 Nobel Biocare AB ....................................     275,200    11,518,224
 Swedish Match AB ....................................   2,404,400    12,766,115
                                                                    ------------
 TOTAL SWEDEN ........................................                30,627,145
                                                                    ------------
SWITZERLAND--3.5%
 Bank Sarasin & Cie, Registered
  B Shares ...........................................       3,146     6,113,431
 Edipresse SA ........................................      21,860     7,639,672
                                                                    ------------
 TOTAL SWITZERLAND ...................................                13,753,103
                                                                    ------------
UNITED KINGDOM--22.9%
 Ashtead Group PLC ...................................   5,208,800     5,906,588
 Collins Stewart Holdings PLC ........................     120,000       671,655
 Euromoney Institutional
  Investor PLC .......................................     244,676     1,310,790
 FKI PLC .............................................   2,147,153     5,774,828
 Kidde PLC ...........................................   6,751,700     6,576,462
 Luminar PLC .........................................     535,100     6,511,256
 Man Group PLC .......................................     761,027    13,188,053
 Misys PLC ...........................................   1,174,600     5,549,805
 Northgate PLC .......................................     843,400     5,946,750
 Reckitt Benckiser PLC ...............................     493,708     7,177,522
 Signet Group PLC ADR ................................     339,312    13,742,136
 Singer & Friedlander Group PLC ......................   1,362,916     4,507,699
 SSL International PLC ...............................   1,163,023     9,172,599
 Trinity Mirror PLC ..................................     687,700     4,091,590
                                                                    ------------
 TOTAL UNITED KINGDOM ................................                90,127,733
                                                                    ------------
TOTAL COMMON STOCKS
 (Identified cost $400,242,198) ......................               383,597,211
                                                                    ------------
PREFERRED STOCK--0.4%
GERMANY--0.4%
 ProSiebenSat.1 Media AG
  (Identified cost $1,405,983) .......................     313,200  $  1,603,071
                                                                    ------------
WARRANT--0.0%
SINGAPORE--0.0%
 Want Want Holdings, Ltd.
  10/24/04 (a), (h)
  (Identified cost $7,760) ...........................     155,200       107,088
                                                                    ------------

                                                         PRINCIPAL
                                                           AMOUNT
                                                           (000)
                                                         ----------
REPURCHASE AGREEMENT--3.8%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $15,305,000 United States Treasury
  Bill, 3.04%, 06/20/02, with a value
  of $15,174,908)
  (Identified cost $14,876,000) ......................    $14,876    14,876,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $416,531,941) (b) ..................      101.6% $400,183,370
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ....................................       (1.6)   (6,464,249)
                                                             -----  ------------
NET ASSETS ...........................................       100.0% $393,719,121
                                                             =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO
COMMON STOCKS--86.6%
BRAZIL--2.4%
 Petroleo Brasileiro SA ADR ..........................     164,400  $  3,830,520
 Souza Cruz SA .......................................     586,600     3,605,159
                                                                    ------------
 TOTAL BRAZIL ........................................                 7,435,679
                                                                    ------------
CHILE--2.7%
 Administradora de Fondos de
  Pensiones Provida SA ADR ...........................     310,000     8,525,000
                                                                    ------------
CROATIA--0.8%
 Pliva d.d. GDR (c) ..................................     251,500     2,510,699
                                                                    ------------
CZECH REPUBLIC--0.1%
 Ceska Sporitelna AS (a) .............................      24,500       202,327
                                                                    ------------
EGYPT--1.5%
 Commercial International Bank .......................     463,200     2,822,736
 MobiNil (a) .........................................     268,793     1,955,873
                                                                    ------------
 TOTAL EGYPT .........................................                 4,778,609
                                                                    ------------
HONG KONG--5.7%
 China Mobile (Hong Kong), Ltd.
  ADR (a) ............................................     484,100     8,462,068
 CNOOC, Ltd. ADR .....................................     282,100     5,444,530
 Yue Yuen Industrial (Holdings), Ltd. ................   2,135,300     4,011,689
                                                                    ------------
 TOTAL HONG KONG .....................................                17,918,287
                                                                    ------------
HUNGARY--2.6%
 Gedeon Richter Rt ...................................     107,690     5,897,010
 Magyar Tavkozlesi Rt. ADR ...........................     145,300     2,468,647
                                                                    ------------
 TOTAL HUNGARY .......................................                 8,365,657
                                                                    ------------
INDIA--6.7%
 Hindalco Industries, Ltd. ...........................     208,400     2,765,125
 Hindustan Lever, Ltd. ...............................     761,400     3,531,462
 ITC, Ltd. ...........................................     133,400     1,872,358
 Larsen & Toubro, Ltd. ...............................     736,100     2,921,807
 Reliance Industries, Ltd. ...........................     621,800     3,934,929
 State Bank of India .................................   1,653,400     6,259,398
                                                                    ------------
 TOTAL INDIA .........................................                21,285,079
                                                                    ------------
INDONESIA--3.0%
 PT Hanjaya Mandala
  Sampoerna Tbk ......................................  17,752,500     5,462,307
 PT Telekomunikasi Indonesia .........................   2,789,500       858,308
 PT Telekomunikasi Indonesia ADR .....................     546,200     3,167,960
                                                                    ------------
 TOTAL INDONESIA .....................................                 9,488,575
                                                                    ------------
ISRAEL--1.9%
 Bank Hapoalim, Ltd. .................................   1,925,900     4,146,883

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
 Teva Pharmaceutical Industries, Ltd.
  ADR ................................................      28,900  $  1,781,107
                                                                    ------------
 TOTAL ISRAEL ........................................                 5,927,990
                                                                    ------------
MEXICO--12.3%
 Carso Global Telecom, Series A1 (a) .................   2,883,100     6,234,751
 Cemex SA de CV ADR ..................................     143,085     3,534,199
 Fomento Economico Mexicano SA
  de CV ADR ..........................................     140,700     4,861,185
 Grupo Financiero Banorte SA de CV,
  Series O (a) .......................................   1,932,300     4,049,895
 Grupo Iusacell SA de CV, Series V
  ADR (a) ............................................     443,836     1,762,029
 Grupo Televisa SA ADR (a) ...........................     119,400     5,155,692
 Kimberly-Clark de Mexico SA de CV,
  Series A ...........................................   1,320,200     3,965,214
 Telefonos de Mexico SA de CV,
  Series L ADR .......................................     111,100     3,890,722
 Tubos de Acero de Mexico SA ADR .....................     248,000     2,217,120
 Wal-Mart de Mexico SA de CV,
  Series C ...........................................   1,302,200     3,057,809
                                                                    ------------
 TOTAL MEXICO ........................................                38,728,616
                                                                    ------------
PANAMA--0.7%
 Panamerican Beverages, Inc., Class A  ...............     157,000     2,333,020
                                                                    ------------
PERU--0.9%
 Credicorp, Ltd. .....................................     338,200     2,959,250
                                                                    ------------
PHILIPPINES--1.8%
 Philippine Long Distance Telephone
  Co. ADR ............................................     340,400     2,804,896
 San Miguel Corp., Class B ...........................   2,918,300     2,969,201
                                                                    ------------
 TOTAL PHILIPPINES ...................................                 5,774,097
                                                                    ------------
RUSSIA--3.0%
 LUKOIL ADR ..........................................     134,700     6,599,438
 Mobile Telesystems ADR ..............................      76,200     2,717,292
                                                                    ------------
 TOTAL RUSSIA ........................................                 9,316,730
                                                                    ------------
SOUTH AFRICA--10.4%
 ABSA Group, Ltd. ....................................   1,605,923     4,699,283
 Anglo American Platinum Corp., Ltd. .................      48,000     1,776,740
 Iscor, Ltd. (a) .....................................   2,232,200     2,112,169
 Kumba Resources, Ltd. (a) ...........................   2,122,200     5,502,328
 Old Mutual PLC ......................................   2,028,300     2,580,148
 Sanlam, Ltd. ........................................   4,872,400     3,737,064
 Sappi, Ltd. .........................................     310,900     3,110,296
 Sasol, Ltd. .........................................     454,900     3,997,204
 South African Breweries PLC .........................     690,500     4,547,686
 South African Breweries PLC  (U.K.) .................     130,600       888,574
                                                                    ------------
 TOTAL SOUTH AFRICA ..................................                32,951,492
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO (CONCLUDED)
SOUTH KOREA--16.7%
 Hite Brewery Co., Ltd. ..............................      76,600  $  3,149,469
 Kookmin Bank ........................................     325,583    12,391,313
 Korea Electric Power Corp. ..........................     240,900     3,995,055
 Korea Telecom Corp. ADR .............................     279,936     5,691,099
 Pohang Iron & Steel Co., Ltd. .......................      37,900     3,533,665
 Pohang Iron & Steel Co., Ltd. ADR ...................     107,300     2,467,900
 Samsung Electronics Co., Ltd. .......................      47,681    10,166,602
 Samsung Fire & Marine Insurance
  Co., Ltd. ..........................................     116,738     4,996,047
 SK Telecom Co., Ltd. ................................      30,630     6,273,474
                                                                    ------------
 TOTAL SOUTH KOREA ...................................                52,664,624
                                                                    ------------
TAIWAN--9.8%
 China Steel Corp. GDR ...............................     323,671     2,557,001
 Chinatrust Commercial Bank ..........................   3,990,284     2,397,596
 Compal Electronics, Inc. GDR ........................     362,998     2,232,438
 Far Eastern Textile Ltd. ............................         541           201
 Fubon Financial Holding Co., Ltd.(a) ................   8,500,000     7,393,419
 Quanta Computer, Inc. ...............................     705,000     2,299,571
 Taiwan Cellular Corp. (a) ...........................   2,419,095     3,239,303
 Taiwan Semiconductor
  Manufacturing Co., Ltd. (a) ........................   2,205,600     5,521,888
 United Microelectronics Corp.
  ADR (a) ............................................     537,769     5,162,582
                                                                    ------------
 TOTAL TAIWAN ........................................                30,803,999
                                                                    ------------
THAILAND--0.4%
 PTT Public Co., Ltd. (a) ............................   1,429,000     1,114,640
                                                                    ------------
TURKEY--2.3%
 Turkcell Iletisim Hizmetleri AS (a) .................  138,516,503    1,187,963
 Turkcell Iletisim Hizmetleri AS
  ADR (a) ............................................      74,664     1,532,852
 Turkiye Garanti Bankasi AS
  ADR (a), (c) .......................................   1,016,537     1,851,419
 Yapi ve Kredi Bankasi AS (a) ........................  843,979,367    2,576,815
                                                                    ------------
 TOTAL TURKEY ........................................                 7,149,049
                                                                    ------------
VENEZUELA--0.9%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR .........................     202,473     2,844,746
                                                                    ------------
TOTAL COMMON STOCKS
 (Identified cost $297,313,628) ......................               273,078,165
                                                                    ------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS--10.5%
BRAZIL--10.5%
 Banco Bradesco SA ...................................  774,571,208    4,190,496
 Banco Itau SA .......................................  82,750,400     6,303,070
 Companhia Brasileira de Distri-
  buicao Grupo Pao de Acucar ADR .....................     145,400     3,198,800
 Companhia de Bebidas das Americas ...................  30,957,700     6,377,782
 Companhia Paranaense de
  Energia-Copel ......................................  138,499,000    1,007,047
 Companhia Paranaense de
  Energia-Copel ADR ..................................     871,800     6,843,630
 Tele Norte Leste Participacoes SA
  ADR ................................................     332,283     5,193,582
                                                                    ------------
 TOTAL BRAZIL ........................................                33,114,407
                                                                    ------------
TOTAL PREFERRED STOCKS
 (Identified cost $33,379,056) .......................                33,114,407
                                                                    ------------
                                                         PRINCIPAL
                                                           AMOUNT
                                                           (000)
                                                         ----------
REPURCHASE AGREEMENT--3.8%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $11,265,000 United States Treasury
  Note, 6.75%, 05/15/05, with a
  value of $12,335,175)
  (Identified cost $12,092,000) ......................    $12,092    12,092,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $342,784,684) (b) ..................      100.9% $318,284,572
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ........................................       (0.9)   (2,965,063)
                                                            -----  ------------
NET ASSETS ...........................................      100.0% $315,319,509
                                                             =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
COMMON STOCKS--91.1%
DENMARK--2.0%
 Danske Bank A/S ADR .................................      11,300  $    181,332
                                                                    ------------
FINLAND--3.0%
 Nokia Oyj ADR .......................................      11,100       272,283
                                                                    ------------
FRANCE--18.4%
 Alcatel SA ADR ......................................      16,400       271,420
 Aventis SA ADR ......................................       4,000       284,000
 Axa ADR .............................................      13,200       277,464
 Societe Generale ADR ................................      24,500       274,202
 TotalFinaElf SA ADR .................................       3,900       273,936
 Vivendi Universal SA ADR ............................       5,100       274,329
                                                                    ------------
 TOTAL FRANCE ........................................                 1,655,351
                                                                    ------------
GERMANY--6.1%
 Deutsche Bank AG, Registered
  Shares (a) .........................................       3,900       273,585
 Siemens AG ADR ......................................       4,200       275,016
                                                                    ------------
 TOTAL GERMANY .......................................                   548,601
                                                                    ------------
ITALY--5.1%
 ENI SpA ADR .........................................       4,400       272,624
 Sanpaolo IMI SpA ADR ................................       8,300       181,687
                                                                    ------------
 TOTAL ITALY .........................................                   454,311
                                                                    ------------
JAPAN--4.5%
 Canon, Inc. ADR .....................................       5,300       185,818
 Kao Corp. ADR .......................................       1,000       207,920
 Sony Corp. ..........................................         325        14,658
                                                                    ------------
 TOTAL JAPAN .........................................                   408,396
                                                                    ------------
NETHERLANDS--14.3%
 ABN AMRO Holding NV ADR .............................      16,600       270,248
 Aegon NV ARS ........................................      10,300       275,731
 Heineken NV ADR .....................................       4,900       185,812
 ING Groep NV ADR ....................................      11,100       282,495
 Royal Dutch Petroleum Co. NY Shares .................       5,600       274,512
                                                                    ------------
 TOTAL NETHERLANDS ...................................                 1,288,798
                                                                    ------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
SPAIN--3.0%
 Endesa SA ADR .......................................      17,200  $    269,524
                                                                    ------------
SWEDEN--0.1%
 Electrolux AB, Series B ADR .........................         260         7,623
                                                                    ------------
SWITZERLAND--12.1%
 Nestle SA ADR .......................................       5,200       277,179
 Novartis AG ADR .....................................       7,600       277,400
 UBS AG, Registered Shares (a) .......................       5,400       270,000
 Zurich Financial Services AG ADR ....................      11,400       267,439
                                                                    ------------
 TOTAL SWITZERLAND ...................................                 1,092,018
                                                                    ------------
UNITED KINGDOM--22.5%
 AstraZeneca PLC ADR .................................       6,000       279,600
 Barclays PLC ADR ....................................       1,500       201,825
 BP PLC ADR ..........................................       5,900       274,409
 Cadbury Schweppes PLC ADR ...........................      10,500       270,060
 Diageo PLC ADR ......................................       6,000       277,620
 GlaxoSmithKline  PLC ADR ............................       5,400       269,028
 HSBC Holdings PLC ADR ...............................       3,200       191,072
 Unilever PLC ADR ....................................       8,000       266,160
                                                                    ------------
 TOTAL UNITED KINGDOM ................................                 2,029,774
                                                                    ------------
TOTAL COMMON STOCKS
 (Identified cost $8,067,362) ........................                 8,208,011
                                                                    ------------
                                                         PRINCIPAL
                                                           AMOUNT
                                                           (000)
                                                         ----------
REPURCHASE AGREEMENT--10.5%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $980,000 United States Treasury
  Bill, 3.02%, 06/20/02, with a value
  of $971,670)
  (Identified cost $948,000) .........................       $948       948,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $9,015,362) (b) ....................      101.6% $  9,156,011
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ........................................       (1.6)     (141,704)
                                                            -----  ------------
NET ASSETS ...........................................      100.0% $  9,014,307
                                                            =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO
ASSET-BACKED SECURITIES--9.7%
 Associates Automobile Receivables
  Trust, Series 2000-1, Class M,
  7.51%, 05/15/05 ....................................  $      400  $    421,631
 Chevy Chase Auto Receivables Trust,
  Series 2001-1, Class A4,
  5.41%, 08/15/06 ....................................         195       201,211
 CIT Equipment Collateral Trust,
  Series 2001-1, Class A3,
  5.23%, 10/20/04 ....................................         400       409,307
 Citibank Credit Card Master Trust I:
  Series 1999-1, Class B,
  5.75%, 02/15/06 ....................................       1,145     1,177,552
  Series 1999-2, Class B,
  6.15%, 03/10/11 ....................................         550       554,983
 First USA Credit Card Master Trust,
  Series 1999-1, Class C,
  6.42%, 10/19/06 (c) ................................         400       412,500
 Ford Credit Auto Owner Trust,
  Series 2000-G, Class B,
  6.92%, 04/15/05 ....................................         690       728,682
 MBNA Credit Card Master Note Trust,
  Series 2001-C3, Class C3,
  6.55%, 12/15/08 ....................................         600       620,703
 Sears Credit Account Master Trust,
  Series 2000-1, Class A,
  7.25%, 11/15/07 ....................................         590       622,329
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
 (Identified cost $5,026,241) ........................                 5,148,898
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--3.7%
 Asset Securitization Corp.:
  Series 1996-D2, Class ACS2,
  1.5877%, 02/14/29 (d), (i) .........................       2,125       122,167
  Series 1996-D3, Class A1A,
  7.01%, 10/13/26 ....................................          10        10,360
 Bear Stearns Commercial Mortgage
  Securities, Series 1999-WF2, Class D,
  7.1804%, 10/15/10 (d) ..............................         625       646,820
 Federal Home Loan Mortgage Corp.,
  Series 2130, Class SA,
  24.7189%, 06/15/28 (d) .............................         125       127,924
 Merrill Lynch Mortgage Investors, Inc.:
  Series 1996-C1, Class IO,
  0.6756%, 04/25/28 (c), (d), (i) ....................       2,876        62,333
  Series 1998-C3, Class A1,
  5.65%, 12/15/30 ....................................         781       800,072
 Morgan Stanley Capital I, Inc.,
  Series 1996-WF1, Class X,
  1.3812%, 11/15/28 (c), (d), (i) ....................       2,272        99,608

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  0.9146%, 02/25/28 (d), (i) .........................  $      357  $      4,814
  Series 1996-CFL, Class X1,
  1.6804%, 02/25/28 (d), (i) .........................         824        50,320
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (Identified cost $1,991,521) ........................                 1,924,418
                                                                    ------------
CORPORATE BONDS--53.0%
AUTOMOTIVE & EQUIPMENT RENTAL--0.7%
 CSK Auto, Inc.,
  12.00%, 06/15/06 (c) ...............................         100       100,750
 Dura Operating Corp., Series D,
  9.00%, 05/01/09 ....................................          50        47,000
 Renters Choice, Inc.,
  11.00%, 08/15/08 ...................................         100       101,500
 United Rentals, Inc., Series B,
  10.75%, 04/15/08 ...................................          60        64,500
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 ...................................          45        44,325
                                                                    ------------
                                                                         358,075
                                                                    ------------
BANKING & FINANCIAL SERVICES--17.1%
 AT&T Capital Corp.,
  6.60%, 05/15/05 ....................................         902       940,119
 Bank of America Corp.,
  5.875%, 02/15/09 ...................................         900       890,370
 Bank One Corp.,
  6.00%, 08/01/08 ....................................         550       551,754
 Citigroup, Inc.,
  5.50%, 08/09/06 ....................................         625       633,905
 Countrywide Home Loans, Inc.,
  5.50%, 08/01/06 ....................................         540       538,881
 FleetBoston Financial Corp.,
  7.25%, 09/15/05 ....................................         520       559,671
 Ford Motor Credit Co.,
  7.50%, 03/15/05 ....................................         645       659,854
 General Motors Acceptance Corp.,
  7.50%, 07/15/05 ....................................         600       630,763
 Household Finance Corp.,
  8.00%, 07/15/10 ....................................         500       542,965
 MBNA America Bank NA,
  6.75%, 03/15/08 ....................................         429       414,342
 Morgan Stanley Dean Witter & Co.,
  6.10%, 04/15/06 ....................................         560       577,089
 National Rural Utilities Cooperative
  Finance Corp.,
  7.30%, 09/15/06 ....................................         510       546,766
 PaineWebber Group, Inc.,
  6.55%, 04/15/08 ....................................         520       542,630

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
 Wachovia Corp.,
  4.95%, 11/01/06 ....................................  $      525  $    515,629
 Washington Mutual, Inc.,
  7.50%, 08/15/06 ....................................         470       506,951
                                                                    ------------
                                                                       9,051,689
                                                                    ------------
BREWERY--1.6%
 Anheuser-Busch Cos., Inc.,
  7.10%, 06/15/07 ....................................         799       850,552
                                                                    ------------
BROADCASTING--0.3%
 EchoStar Broadband Corp.,
  10.375%, 10/01/07 ..................................          45        47,137
 EchoStar DBS Corp.,
  9.125%, 01/15/09 (c) ...............................          25        25,063
 Sinclair Broadcast Group, Inc.,
  8.75%, 12/15/07 ....................................          75        74,813
                                                                    ------------
                                                                         147,013
                                                                    ------------
BUILDING & CONSTRUCTION--0.5%
 Atrium Cos., Inc., Series B,
  10.50%, 05/01/09 ...................................          45        41,400
 Building Materials Corp., Series B,
  7.75%, 07/15/05 ....................................          15        12,600
 Nortek, Inc., Series B,
  9.875%, 06/15/11 ...................................          15        14,850
 Penhall International Corp.,
  12.00%, 08/01/06 ...................................          90        91,800
 Toll Corp.,
  8.25%, 12/01/11 ....................................          80        79,200
                                                                    ------------
                                                                         239,850
                                                                    ------------
CABLE TELEVISION--0.6%
 Adelphia Communications Corp.,
  10.875%, 10/01/10 ..................................          80        81,700
 Charter Communications
  Holdings LLC:
  0.00%, 01/15/10 (f) ................................         100        71,000
  8.625%, 04/01/09 ...................................          50        47,750
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 ...................................         110       110,000
                                                                    ------------
                                                                         310,450
                                                                    ------------
CHEMICALS--0.4%
 Ferro Corp.,
  9.125%, 01/01/09 ...................................          75        77,115
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 ..................................          40        34,600
 OM Group, Inc.,
  9.25%, 12/15/11 (c) ................................          60        61,200

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 Terra Capital, Inc.,
  12.875%, 10/15/08 (c) ..............................  $       30  $     29,700
                                                                    ------------
                                                                         202,615
                                                                    ------------
COMMERCIAL SERVICES--1.1%
 Computer Sciences Corp.,
  6.75%, 06/15/06 ....................................         570       593,712
                                                                    ------------
CONTAINERS--0.2%
 Silgan Holdings, Inc.,
  9.00%, 06/01/09 ....................................          85        86,700
 U.S. Can Corp., Series B,
  12.375%, 10/01/10 ..................................          75        39,750
                                                                    ------------
                                                                         126,450
                                                                    ------------
ENERGY--0.9%
 Calpine Canada Energy Finance,
  8.50%, 05/01/08 ....................................          25        22,865
 Midamerican Energy Co.,
  6.375%, 06/15/06 ...................................         454       457,345
                                                                    ------------
                                                                         480,210
                                                                    ------------
FOOD & BEVERAGES--2.6%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ..................................          25        23,125
 ConAgra Foods, Inc.,
  6.75%, 09/15/11 ....................................         625       638,531
 Fleming Cos., Inc., Series B,
  10.625%, 07/31/07 ..................................          65        62,075
 Land O' Lakes, Inc.,
  8.75%, 11/15/11 (c) ................................          50        48,250
 Michael Foods, Inc., Series B,
  11.75%, 04/01/11 ...................................          80        86,400
 Nabisco, Inc.,
  7.05%, 07/15/07 ....................................         500       527,485
                                                                    ------------
                                                                       1,385,866
                                                                    ------------
FUNERAL SERVICES--0.6%
 Alderwoods Group, Inc.:
  11.00%, 01/02/07 ...................................          75        75,750
  12.25%, 01/02/09 ...................................          90        98,100
 Service Corp. International:
  6.875%, 10/01/07 ...................................          55        47,850
  7.70%, 04/15/09 ....................................          85        74,800
                                                                    ------------
                                                                         296,500
                                                                    ------------
HEALTHCARE--0.9%
 Dynacare, Inc.,
  10.75%, 01/15/06 ...................................         115       119,025
 Fresenius Medical Capital Trust:
  7.875%, 02/01/08 ...................................          87        87,000
  9.00%, 12/01/06 ....................................          75        76,875

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 ...................................  $       70  $     77,000
 Res-Care, Inc.,
  10.625%, 11/15/08 (c) ..............................          65        64,675
 United Surgical Partners
  International, Inc.,
  10.00%, 12/15/11 (c) ...............................          50        49,250
                                                                    ------------
                                                                         473,825
                                                                    ------------
INDUSTRIAL & MACHINERY--1.4%
 Unilever Capital Corp.,
  7.125%, 11/01/10 ...................................         560       605,324
 URS Corp., Series B,
  12.25%, 05/01/09 ...................................         105       107,494
                                                                    ------------
                                                                         712,818
                                                                    ------------
INSURANCE--0.8%
 American Financial Group,
  7.125%, 04/15/09 ...................................         459       418,424
                                                                    ------------
LODGING & ENTERTAINMENT--1.0%
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 ...................................          30        32,400
 Herbst Gaming, Inc.,
  10.75%, 09/01/08 (c) ...............................          40        41,550
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ...................................          80        78,000
 La Quinta Inn, Inc.:
  7.00%, 08/15/07 ....................................          60        55,500
  7.40%, 09/15/05 ....................................          65        62,887
 Mandalay Resort Group:
  9.375%, 02/15/10 (c) ...............................          15        14,944
  9.50%, 08/01/08 ....................................          90        94,275
 Meristar Hospitality,
  10.50%, 06/15/09 (c) ...............................          40        40,050
 Park Place Entertainment Corp.,
  8.125%, 05/15/11 ...................................          75        73,219
 Wheeling Island Gaming, Inc.,
  10.125%, 12/15/09 (c) ..............................          20        20,300
                                                                    ------------
                                                                         513,125
                                                                    ------------
MANUFACTURING--1.1%
 Tyco International Group SA,
  6.75%, 02/15/11 ....................................         590       594,289
                                                                    ------------
MULTIMEDIA--1.6%
 AOL Time Warner, Inc.,
  6.125%, 04/15/06 ...................................         630       644,540
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) ...............................          25        25,813
 PRIMEDIA, Inc.,
  7.625%, 04/01/08 ...................................          90        77,850

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 Quebecor Media, Inc.,
  11.125%, 07/15/11 ..................................  $       70  $     74,725
                                                                    ------------
                                                                         822,928
                                                                    ------------
OIL & GAS--4.6%
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 ...................................          45        43,650
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ...................................          30        29,700
 Eott Energy Partners,
  11.00%, 10/01/09 ...................................         100        99,000
 KeySpan Corp.,
  7.25%, 11/15/05 ....................................         480       509,937
 ONEOK, Inc.,
  7.75%, 08/15/06 ....................................         436       469,345
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ...................................          40        40,700
 Texaco Capital, Inc.,
  6.00%, 06/15/05 ....................................         637       668,735
 USX-Marathon Group,
  6.65%, 02/01/06 ....................................         570       591,318
                                                                    ------------
                                                                       2,452,385
                                                                    ------------
PAPER PRODUCTS--0.3%
 Appleton Papers, Inc.,
  12.50%, 12/15/08 (c) ...............................          75        72,000
 Buckeye Technologies, Inc.,
  9.25%, 09/15/08 ....................................          80        78,800
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 ...................................          20        20,900
                                                                    ------------
                                                                         171,700
                                                                    ------------
PRINTING--0.3%
 Hollinger Participation Trust,
  12.125%, 11/15/10 (c), (f) .........................         150       124,688
 Phoenix Color Corp.,
  10.375%, 02/01/09 ..................................          45        31,500
                                                                    ------------
                                                                         156,188
                                                                    ------------
PUBLISHING--0.2%
 Transwestern Publishing, Series F,
  9.625%, 11/15/07 ...................................          70        71,750
 WRC Media Corp.,
  12.75%, 11/15/09 ...................................          60        60,150
                                                                    ------------
                                                                         131,900
                                                                    ------------
TELECOMMUNICATIONS--3.9%
 American Cellular Corp.,
  9.50%, 10/15/09 ....................................          90        87,300
 Cox Communications, Inc.,
  6.15%, 08/01/03 (d) ................................         988     1,013,916

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONTINUED)
 Crown Castle International Corp.:
  9.375%, 08/01/11 ...................................  $       45  $     41,288
  10.75%, 08/01/11 ...................................          45        43,987
 Nextel Communications, Inc.,
  9.375%, 11/15/09 ...................................         135       104,625
 US West Communications, Inc.,
  5.625%, 11/15/08 ...................................         836       761,437
                                                                    ------------
                                                                       2,052,553
                                                                    ------------
TELEPHONE--3.0%
 GTE Corp.,
  9.10%, 06/01/03 ....................................         395       423,211
 Sprint Capital Corp.,
  7.125%, 01/30/06 ...................................         500       521,250
 WorldCom, Inc.,
  7.75%, 04/01/07 ....................................         600       635,964
                                                                    ------------
                                                                       1,580,425
                                                                    ------------
TRANSPORTATION--1.2%
 CSX Corp.,
  6.75%, 03/15/11 ....................................         510       519,522
 Interpool, Inc.:
  6.625%, 03/01/03 ...................................          70        62,300
  7.35%, 08/01/07 ....................................          30        27,284
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c) ..............................          30        28,837
                                                                    ------------
                                                                         637,943
                                                                    ------------
UTILITIES--5.9%
 American Electric Power, Inc., Series A,
  6.125%, 05/15/06 ...................................         430       424,991
 Calpine Corp.,
  8.50%, 02/15/11 ....................................          10         9,100
 Dominion Resources, Inc., Series B,
  7.625%, 07/15/05 ...................................         545       581,060
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 ...................................          70        84,000
 Progress Energy, Inc.,
  6.75%, 03/01/06 ....................................         485       504,060
 Texas Utilities Co., Series B,
  6.375%, 10/01/04 ...................................         821       858,030
 Wisconsin Energy Corp.,
  5.875%, 04/01/06 ...................................         650       659,285
                                                                    ------------
                                                                       3,120,526
                                                                    ------------
WASTE MANAGEMENT--0.2%
 Allied Waste North America, Inc.,
  Series B,
  8.875%, 04/01/08 ...................................         120       123,600
                                                                    ------------
TOTAL CORPORATE BONDS
 (Identified cost $27,455,698) .......................                28,005,611
                                                                    ------------

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES--15.8%
 Federal Home Loan Mortgage Corp.:
  Pool#E00961,
  6.00%, 04/01/16 ....................................  $    1,140  $  1,144,848
  Pool#410425,
  6.434%, 09/01/26 (d) ...............................          27        26,632
  Pool#W10002,
  6.775%, 11/01/03 ...................................         283       298,119
  Pool#E80607,
  7.00%, 06/01/15 ....................................         595       616,163
  6.00%, TBA .........................................         655       657,659
  6.50%, TBA .........................................       1,445     1,446,806
  7.50%, TBA .........................................       1,235     1,275,138
 Federal National Mortgage Association:
  Pool#303824,
  6.63%, 07/01/25 (d) ................................          57        57,579
  Pool#342042,
  7.082%, 06/01/25 (d) ...............................          44        44,318
  7.00%, TBA .........................................         835       850,656
 Government National Mortgage
  Association:
  Pool#80208,
  6.375%, 06/20/28 (d) ...............................         369       376,051
  Pool#551120,
  6.50%, 08/15/31 ....................................         894       896,661
  Pool#80093,
  6.75%, 07/20/27 (d) ................................          38        38,818
  Pool#555110,
  7.00%, 08/15/31 ....................................         450       459,609
  Pool#80120,
  7.625%, 10/20/27 (d) ...............................         164       168,011
                                                                    ------------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
 (Identified cost $8,205,725) ........................                 8,357,068
                                                                    ------------
U.S. GOVERNMENT SECURITIES--10.1%
 Federal Home Loan Bank,
  1.65%, 01/14/02 ....................................       2,010     2,008,801
 Federal Home Loan Mortgage Corp.:
  1.69%, 02/05/02 ....................................         890       888,538
  5.25%, 02/15/04 ....................................         250       259,140
  5.50%, 07/15/06 ....................................         800       822,248
 Federal National Mortgage Association:
  1.73%, 01/17/02 ....................................         620       619,523
  6.00%, 12/15/05 ....................................         375       394,102
  6.625%, 09/15/09 ...................................         325       346,379
                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $5,332,937) ........................                 5,338,731
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO (CONCLUDED)
U.S. TREASURY SECURITIES--12.2%
 United States Treasury Notes:
  4.25%, 11/15/03 (e) ................................  $    1,450  $  1,484,551
  4.625%, 05/15/06 ...................................       1,575     1,596,963
  5.00%, 02/15/11 (e) ................................       1,000       996,953
  6.00%, 08/15/09 (e) ................................       2,200     2,343,682
 United States Treasury STRIP,
  0.00%, 11/15/09 (l) ................................          39        25,567
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES
 (Identified cost $6,480,022) ........................                 6,447,716
                                                                    ------------

COMMERCIAL PAPER--2.5%
 ChevronTexaco Corp.,
  1.76%, 01/14/02
  (Identified cost $1,299,174) .......................  $   1,300  $  1,299,174
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $55,791,318) (b) ...................      107.0% $ 56,521,616
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ........................................       (7.0)   (3,701,858)
                                                            -----  ------------
NET ASSETS ...........................................      100.0% $ 52,819,758
                                                            =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO
CORPORATE BONDS--85.9%
AUTOMOTIVE & EQUIPMENT RENTAL--7.5%
 CSK Auto, Inc.,
  12.00%, 06/15/06 (c) ...............................  $    1,545  $  1,556,587
 Dura Operating Corp., Series D,
  9.00%, 05/01/09 ....................................         540       507,600
 National Equipment Services, Inc.:
  Series B,
  10.00%, 11/30/04 ...................................         810       688,500
  Series D,
  10.00%, 11/30/04 ...................................         545       463,250
 Renters Choice, Inc.,
  11.00%, 08/15/08 ...................................         440       446,600
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 ....................................         970       945,750
  10.75%, 04/15/08 ...................................         970     1,042,750
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 ...................................         680       669,800
                                                                    ------------
                                                                       6,320,837
                                                                    ------------
BROADCASTING--2.6%
 EchoStar Broadband Corp.,
  10.375%, 10/01/07 ..................................         670       701,825
 EchoStar DBS Corp.,
  9.125%, 01/15/09 (c) ...............................         545       546,363
 Emmis Communications Corp.,
  0.00%, 03/15/11 (f) ................................       1,575       952,875
                                                                    ------------
                                                                       2,201,063
                                                                    ------------
BUILDING & CONSTRUCTION--4.1%
 Atrium Cos., Inc., Series B,
  10.50%, 05/01/09 ...................................         720       662,400
 Building Materials Corp., Series B,
  7.75%, 07/15/05 ....................................         280       235,200
 Nortek, Inc., Series B,
  9.875%, 06/15/11 ...................................         690       683,100
 Penhall International Corp.,
  12.00%, 08/01/06 ...................................         675       688,500
 Toll Corp.,
  8.25%, 12/01/11 ....................................       1,150     1,138,500
                                                                    ------------
                                                                       3,407,700
                                                                    ------------
CABLE TELEVISION--8.8%
 Adelphia Communications Corp.:
  Series B,
  8.375%, 02/01/08 ...................................         270       250,088
  10.875%, 10/01/10 ..................................       1,770     1,807,612

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 Charter Communications
  Holdings LLC:
  0.00%, 01/15/10 (f) ................................  $    1,605  $  1,139,550
  8.625%, 04/01/09 ...................................       1,190     1,136,450
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 ...................................         985       985,000
 Ono Finance PLC:
  13.00%, 05/01/09 ...................................         305       231,419
  14.00%, 02/15/11 ...................................         195       153,806
 Pegasus Communications Corp.,
  Series B,
  12.50%, 08/01/07 ...................................         805       813,050
 Pegasus Satellite,
  0.00%, 03/01/07 (f) ................................       1,060       646,600
 Telewest PLC,
  9.875%, 02/01/10 ...................................         270       189,000
                                                                    ------------
                                                                       7,352,575
                                                                    ------------
CHEMICALS--5.9%
 Ferro Corp.,
  9.125%, 01/01/09 ...................................       1,210     1,244,126
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 ..................................         565       488,725
 Lyondell Chemical Co.,
  9.50%, 12/15/08 (c) ................................       1,000       990,000
 Noveon, Inc., Series B,
  11.00%, 02/28/11 ...................................         255       267,750
 OM Group, Inc.,
  9.25%, 12/15/11 (c) ................................         935       953,700
 Terra Capital, Inc.,
  12.875%, 10/15/08 (c) ..............................         460       455,400
 Terra Industries, Inc., Series B,
  10.50%, 06/15/05 ...................................         690       541,650
                                                                    ------------
                                                                       4,941,351
                                                                    ------------
COMMERCIAL SERVICES--0.9%
 APCOA, Inc.,
  9.25%, 03/15/08 ....................................         545       272,500
 Integrated Electrical Services, Inc.,
  Series C,
  9.375%, 02/01/09 ...................................         545       482,325
                                                                    ------------
                                                                         754,825
                                                                    ------------
CONTAINERS--0.4%
 U.S. Can Corp., Series B,
  12.375%, 10/01/10 ..................................         635       336,550
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
FOOD & BEVERAGES--5.4%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ..................................  $      705  $    652,125
 Fleming Cos., Inc., Series B:
  10.625%, 07/31/07 ..................................          50        47,750
  10.625%, 07/31/07 (c) ..............................       1,010       964,550
 Land O' Lakes, Inc.,
  8.75%, 11/15/11 (c) ................................         770       743,050
 Michael Foods, Inc., Series B,
  11.75%, 04/01/11 ...................................         490       529,200
 New World Pasta Co.,
  9.25%, 02/15/09 ....................................         505       459,550
 Pilgrim's Pride Corp.,
  9.625%, 09/15/11 ...................................         815       867,975
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 ...................................         245       259,700
                                                                    ------------
                                                                       4,523,900
                                                                    ------------
FUNERAL SERVICES--5.4%
 Alderwoods Group, Inc.:
  11.00%, 01/02/07 ...................................       1,225     1,237,250
  12.25%, 01/02/09 ...................................       1,335     1,455,150
 Service Corp. International:
  6.00%, 12/15/05 ....................................         265       228,894
  6.875%, 10/01/07 ...................................       1,360     1,183,200
  7.70%, 04/15/09 ....................................         470       413,600
                                                                    ------------
                                                                       4,518,094
                                                                    ------------
HEALTHCARE--5.7%
 Alliance Imaging, Inc.,
  10.375%, 04/15/11 ..................................         435       461,100
 Dynacare, Inc.,
  10.75%, 01/15/06 ...................................         995     1,029,825
 Fresenius Medical Capital Trust,
  7.875%, 02/01/08 ...................................         280       280,000
 Icon Health & Fitness, Inc.,
  12.00%, 09/27/05 (c) ...............................       1,415     1,248,737
 Res-Care, Inc.,
  10.625%, 11/15/08 (c) ..............................         945       940,275
 United Surgical Partners
  International, Inc.,
  10.00%, 12/15/11 (c) ...............................         810       797,850
                                                                    ------------
                                                                       4,757,787
                                                                    ------------
INDUSTRIAL & MACHINERY--2.9%
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 ...................................       1,600     1,146,149

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 URS Corp., Series B,
  12.25%, 05/01/09 ...................................  $    1,270  $  1,300,162
                                                                    ------------
                                                                       2,446,311
                                                                    ------------
LODGING & ENTERTAINMENT--9.2%
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 ...................................          65        70,200
 Herbst Gaming, Inc.,
  10.75%, 09/01/08 (c) ...............................       1,020     1,059,525
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ...................................       1,215     1,184,625
 La Quinta Inn, Inc.,
  7.00%, 08/15/07 ....................................       1,745     1,614,125
 Mandalay Resort Group:
  9.375%, 02/15/10 (c) ...............................         200       199,250
  9.50%, 08/01/08 ....................................       1,400     1,466,500
 Meristar Hospitality,
  10.50%, 06/15/09 (c) ...............................         650       650,813
 Park Place Entertainment Corp.,
  8.125%, 05/15/11 ...................................       1,095     1,070,362
 Wheeling Island Gaming, Inc.,
  10.125%, 12/15/09 (c) ..............................         335       340,025
                                                                    ------------
                                                                       7,655,425
                                                                    ------------
MULTIMEDIA--1.9%
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) ...............................         470       485,275
 Quebecor Media, Inc.,
  11.125%, 07/15/11 ..................................       1,040     1,110,200
                                                                    ------------
                                                                       1,595,475
                                                                    ------------
OIL & GAS--3.7%
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 ...................................         650       630,500
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ...................................         450       445,500
 Denbury Resources, Inc., Series B,
  9.00%, 03/01/08 ....................................         195       182,812
 Eott Energy Partners,
  11.00%, 10/01/09 ...................................       1,585     1,569,150
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ...................................         300       305,250
                                                                    ------------
                                                                       3,133,212
                                                                    ------------
PAPER PRODUCTS--3.1%
 Appleton Papers, Inc.,
  12.50%, 12/15/08 (c) ...............................       1,405     1,348,800
 Buckeye Technologies, Inc.,
  8.50%, 12/15/05 ....................................         940       907,100

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 ...................................  $      305  $    318,725
                                                                    ------------
                                                                       2,574,625
                                                                    ------------
PRINTING--3.3%
 Hollinger Participation Trust,
  12.125%, 11/15/10 (c), (f) .........................       2,190     1,820,438
 Phoenix Color Corp.,
  10.375%, 02/01/09 ..................................       1,345       941,500
                                                                    ------------
                                                                       2,761,938
                                                                    ------------
PUBLISHING--1.1%
 WRC Media Corp.,
  12.75%, 11/15/09 ...................................         900       902,250
                                                                    ------------
RETAIL--2.3%
 Advance Stores Co., Inc.,
  10.25%, 04/15/08 (c) ...............................         540       548,100
 Petro Stopping Centers,
  10.50%, 02/01/07 ...................................       1,040       863,200
 Sola International, Inc.,
  6.875%, 03/15/08 ...................................         585       560,283
                                                                    ------------
                                                                       1,971,583
                                                                    ------------
TELECOMMUNICATIONS--6.8%
 Crown Castle International Corp.:
  9.375%, 08/01/11 ...................................         740       678,950
  10.75%, 08/01/11 ...................................         870       850,425
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (f) ................................       1,450       188,500
 Horizon PCS, Inc.,
  0.00%, 10/01/10 (f) ................................       1,730       890,950
 Nextel Communications, Inc.,
  9.375%, 11/15/09 ...................................       2,040     1,581,000
 Nextel Partners, Inc.,
  12.50%, 11/15/09 (c) ...............................       1,250     1,093,750
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (f) ................................         704       376,640
                                                                    ------------
                                                                       5,660,215
                                                                    ------------
TRANSPORTATION--2.3%
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c) ..............................         530       509,463
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 ..................................       1,360     1,388,900
                                                                    ------------
                                                                       1,898,363
                                                                    ------------
UTILITIES--0.5%
 Calpine Corp.,
  8.50%, 02/15/11 ....................................         485       441,334
                                                                    ------------

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
WASTE MANAGEMENT--2.1%
 Allied Waste North America, Inc.,
  Series B,
  8.875%, 04/01/08 ...................................  $    1,735  $  1,787,050
                                                                    ------------
TOTAL CORPORATE BONDS
 (Identified cost $72,353,042) .......................                71,942,463
                                                                    ------------
CONVERTIBLE BOND--0.6%
FINANCIAL SERVICES--0.6%
 Telewest Finance Ltd.,
  6.00%, 06/22/05 (c), (m)
  (Identified cost $521,366) .........................         730       458,075
                                                                    ------------

                                                          SHARES
                                                          ------
PREFERRED STOCKS--6.0%
BROADCASTING--3.9%
 Granite Broadcasting Corp. (a) ......................       1,368       492,480
 Paxson Communications Corp. (a) .....................         163     1,385,500
 Sinclair Capital ....................................      13,550     1,368,550
                                                                    ------------
                                                                       3,246,530
                                                                    ------------
CABLE TELEVISION--1.9%
 Adelphia Communications Corp.,
  Series B ...........................................      15,550     1,570,550
                                                                    ------------
MANUFACTURING--0.2%
 High Voltage Engineering Corp.,
  Series A (a) .......................................       1,119       167,850
                                                                    ------------
RESTAURANTS--0.0%
 American Restaurant Group, Inc.,
  Series B (a) .......................................           5           500
                                                                    ------------
TOTAL PREFERRED STOCKS
 (Identified cost $5,310,820) ........................                 4,985,430
                                                                    ------------
WARRANTS--0.2%
CABLE TELEVISION--0.0%
 Ono Finance PLC:
  05/31/09 (a), (c), (h) .............................         500         2,500
  03/16/11 (a), (c), (h) .............................         470         4,700
                                                                    ------------
                                                                           7,200
                                                                    ------------
COMPUTER SERVICES--0.0%
 Verado Holdings, Inc.,
  04/15/08 (a), (c), (h) .............................         365           730
                                                                    ------------
FOOD & BEVERAGES--0.0%
 Travelcenters of America, Inc.,
  05/01/09 (a), (c), (h) .............................         810         8,100
                                                                    ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONCLUDED)
TELECOMMUNICATIONS--0.2%
 GT Group Telecom, Inc.,
  02/01/10 (a), (c), (h) .............................       1,450  $      7,250
 Horizon PCS, Inc.,
  10/01/10 (a), (c), (h) .............................       1,730        69,200
 Motient Corp.,
  04/01/08 (a), (c), (h) .............................       1,345            20
 Ubiquitel Operating Co.,
  04/15/10 (a), (c), (h) .............................       1,259        62,950
                                                                    ------------
                                                                         139,420
                                                                    ------------
TOTAL WARRANTS
 (Identified cost $389,174) ..........................                   155,450
                                                                    ------------

REPURCHASE AGREEMENT--7.8%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $6,745,000 United States Treasury
  Bill, 3.04%, 06/20/02, with a value
  of $6,687,668)
  (Identified cost $6,552,000) .......................  $   6,552  $  6,552,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $85,126,402) (b) ...................      100.5% $ 84,093,418
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ........................................       (0.5)     (377,259)
                                                             -----  ------------
NET ASSETS ...........................................      100.0% $ 83,716,159
                                                             =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
CURRENCY DENOMINATED BONDS--84.7%
AUSTRALIA--1.0%
 Australia Government,
  7.50%, 09/15/09 (e) .............................           370    $   207,782
                                                                     -----------
AUSTRIA--10.0%
 Pfandbriefstelle Der Oesterr
  Landeshypobank,
  1.60%, 02/15/11 ..............................JPY       254,000      1,988,829
                                                                     -----------
CANADA--6.2%
 Molson Breweries Co., Ltd., Series A,
  6.00%, 06/02/08 (e) .............................           340        215,212
North American Capital Corp.,
  8.25%, 11/17/03 (e) ..........................GBP           246        370,939
Province of Quebec,
  5.125%, 01/04/09 (e) .........................EUR           400        352,678
 Quebec Housing Corp., Series N,
  8.95%, 05/13/13 (e) .............................           391        301,391
                                                                     -----------
 TOTAL CANADA .....................................                    1,240,220
                                                                     -----------
CAYMAN ISLANDS--2.4%
 Toyo Trust Bank Finance Cayman, Ltd.,
  2.845%, 03/18/07 (c), (d) ....................USD           486        471,420
                                                                     -----------
COSTA RICA--0.2%
 Costa Rica Treasury Bill (B.E.M.),
  15.25%, 04/10/02 (e) ............................        15,000         41,982
                                                                     -----------
EGYPT--0.2%
 Arab Republic of Egypt,
  8.75%, 07/11/11 ..............................USD            40         39,046
                                                                     -----------
GERMANY--12.9%
 Callahan Nordrhein Westfalen,
  14.125%, 07/15/11 (e) ........................EUR            60         34,716
 DSL Bank AG,
  7.25%, 08/07/07 ..............................GBP           270        420,871
 Land Hessen,
  6.00%, 11/29/13 (e), (f) .....................EUR           511        504,584
Landesbank Hessen-Thueringen
 Girozentrale,
 9.00%, 09/06/04 (e) ...........................GBP           230        362,080
Landesbank Schleswig-Holstein,
 8.00%, 12/28/06 ...............................GBP           250        393,834
Landwirtschaftliche Rentenbank,
 6.375%, 03/09/05 ..............................GBP           270        402,143
Messer Griesheim Holding AG,
  10.375%, 06/01/11 (c), (e) ...................EUR            55         50,917

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 WestLB Finance Curacao NV:
  8.125%, 01/24/07 .............................GBP           130    $   206,043
  8.50%, 06/02/03 (e) ..........................GBP           120        181,923
                                                                     -----------
 TOTAL GERMANY ....................................                    2,557,111
                                                                     -----------
GREECE--0.0%
 Republic of Hellenic,
  8.90%, 04/01/03 ..............................EUR           0.1             91
                                                                     -----------
HUNGARY--0.8%
 Government of Hungary,
  9.00%, 11/24/02 .................................        41,520        150,961
                                                                     -----------
ITALY--1.3%
 Films PLC,
  4.656%, 03/31/05 (d), (e) .......................     1,152,000        264,803
                                                                     -----------
JAPAN--4.5%
 Spires, Ltd., Series 43,
  2.48%, 01/23/02 .................................       117,989        900,521
                                                                     -----------
LUXEMBOURG--0.5%
 PTC International Finance II SA,
  11.25%, 12/01/09 (e) .........................EUR            80         72,721
 Vantico Group SA,
  12.00%, 08/01/10 (e) .........................EUR            35         25,236
                                                                     -----------
 TOTAL LUXEMBOURG .................................                       97,957
                                                                     -----------
MEXICO--0.9%
 United Mexican States,
  9.875%, 01/15/07 .............................USD           165        185,872
                                                                     -----------
NAMIBIA--0.2%
 Government of Namibia:
  12.00%, 04/15/02 ................................           210         17,628
  12.00%, 04/15/05 ................................           210         17,763
                                                                     -----------
 TOTAL NAMIBIA ....................................                       35,391
                                                                     -----------
NETHERLANDS--4.3%
 Euro Mortgage Securities, Series C,
  7.375%, 09/29/49 (d), (e) ....................EUR           500        470,110
 IFCO Systems NV, Series B,
  10.625%, 03/15/10 (e) ........................EUR            60         20,829
 Kappa Beheer BV:
  0.00%, 07/15/09 (f) ..........................EUR            15         11,350
  12.50%, 07/15/09 (e) .........................EUR           140        131,475
 KPNQwest BV:
  7.125%, 06/01/09 (e) .........................EUR            50         27,617
  8.875%, 02/01/08 (e) .........................EUR            35         21,030
 Tele1 Europe BV,
  12.375%, 02/01/08 (e) ........................EUR            60         17,625
 Wolters Kluwer NV,
  5.50%, 09/22/06 (e) ..........................EUR           180        162,497
                                                                     -----------
 TOTAL NETHERLANDS ................................                      862,533
                                                                     -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
NORWAY--0.1%
 Findexa II AS,
  10.25%, 12/01/11 (c), (e) ....................EUR            15    $    13,753
                                                                     -----------
POLAND--0.8%
 Government of Poland,
  0.00%, 08/21/03 (l) .............................           690        148,528
                                                                     -----------
SOUTH AFRICA--0.8%
 Lesotho Highlands Water:
  12.00%, 12/01/05 ................................           740         63,168
  13.00%, 09/15/10 ................................           430         37,999
 Republic of South Africa,
  12.50%, 12/21/06 ................................           300         25,923
 South African Roads Board,
  11.50%, 09/30/05 ................................           270         22,694
                                                                     -----------
 TOTAL SOUTH AFRICA ...............................                      149,784
                                                                     -----------
SPAIN--2.0%
 Generalitat de Catalunya,
  9.30%, 11/24/03 (e) ..........................EUR           403        393,602
                                                                     -----------
SUPRANATIONAL--5.0%
 European Investment Bank,
  3.00%, 09/20/06 ..............................JPY       117,000        998,889
                                                                     -----------
SWEDEN--2.2%
 Preem Holdings AB,
  10.625%, 03/31/11 (e) ........................EUR            10          8,296
 Swedish Match AB,
  6.125%, 10/01/06 (e) .........................EUR           460        420,730
                                                                     -----------
 TOTAL SWEDEN .....................................                      429,026
                                                                     -----------
UNITED KINGDOM--11.5%
 BAE Systems PLC,
  7.45%, 11/29/03 (e) .............................           310        247,846
 Birmingham Midshires Building Society,
  9.125%, 01/05/06 (e) ............................           100        160,957
 Coca-Cola Enterprises PLC,
  6.75%, 03/12/08 .................................           158        234,420
 COLT Telecom Group PLC,
  10.125%, 11/30/07 ...............................            55         67,965
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 ................................            74        100,145
 Diamond Holdings PLC,
  10.00%, 02/01/08 ................................            60         61,059
 Energis PLC,
  9.50%, 06/15/09 .................................            55         59,969
 Focus Retail Group PLC:
  11.00%, 11/01/10 (c) ............................            30         44,486
  13.00%, 11/01/10 (c) ............................            10         14,684
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 Gala Group Holdings PLC,
  12.00%, 06/01/10 ................................            10    $    15,803
 HMV Media Group PLC, Series B,
  10.875%, 05/15/08 ...............................            30         37,399
 INEOS Acrylics Finance PLC,
  10.25%, 05/15/10 (e) .........................EUR            50         41,837
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ...............................           110        115,141
 Marconi Corp. PLC,
  5.625%, 03/30/05 (e) .........................EUR            30         14,167
 Ono Finance PLC,
  14.00%, 02/15/11 (e) .........................EUR           205        129,379
 Premier International Foods PLC,
  12.25%, 09/01/09 (e) ............................            60         92,462
 Regional Independent Media:
  0.00%, 07/01/08 (e), (f) ........................           120        148,287
  10.50%, 07/01/08 .............................USD           170        174,250
 Telewest PLC,
  9.875%, 02/01/10 (e) ............................            55         56,771
 Telewest Communications PLC,
  0.00%, 04/15/09 (f) .............................            55         33,583
 TM Group Holdings PLC,
  11.00%, 05/15/08 .............................USD            70         72,800
 West Coast Train Finance,
  6.00%, 03/31/15 .................................           230        312,573
 Woolworths Group PLC,
  8.75%, 11/15/06 (c) .............................            35         52,409
                                                                     -----------
 TOTAL UNITED KINGDOM .............................                    2,288,392
                                                                     -----------
UNITED STATES--16.9%
 Baxter International, Inc.,
  5.75%, 03/06/06 (e) ..........................EUR           550        497,342
 Chesapeake Corp.,
  10.375%, 11/15/11 (c) ........................GBP            10         15,047
 Citicorp,
  6.25%, 09/19/09 (e) ..........................EUR           430        202,227
 Corning, Inc.,
  5.625%, 02/18/05 (c), (e) ....................EUR           140        101,815
 Huntsman International LLC,
  10.125%, 07/01/09 (c), (e) ...................EUR            55         43,744
 Merrill Lynch & Co., Inc.,
  5.375%, 01/04/09 (e) .........................EUR           350        154,277
 Pfizer, Inc.,
  0.80%, 03/18/08 ..............................JPY       283,000      2,155,820
 Sola International, Inc.,
  11.00%, 03/15/08 (e) .........................EUR           115        106,769
 The Manitowoc Co., Inc.,
  10.375%, 05/15/11 (e) ........................EUR            85         76,420
                                                                     -----------
 TOTAL UNITED STATES ..............................                    3,353,461
                                                                     -----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $18,787,083) ....................                   16,819,954
                                                                     -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                                                SHARES      VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
PREFERRED STOCK--0.2%
UNITED KINGDOM--0.2%
 Avecia Group PLC
  (Identified cost $50,388) (a) .........................    1,840  $     43,240
                                                                    ------------
WARRANTS--0.0%
MEXICO--0.0%
 United Mexican States, Series A,
  Rights,
  06/30/03 (a), (h) .....................................    1,000             1
                                                                    ------------
NORWAY--0.0%
 Enitel ASA,
  04/03/05 (a), (h) .....................................       65             1
                                                                    ------------
UNITED KINGDOM--0.0%
 Ono Finance PLC,
  03/16/11 (a), (c), (e), (h) ...........................      305  $      5,430
                                                                    ------------
TOTAL WARRANTS
 (Identified cost $38,075) ..............................                  5,432
                                                                    ------------
TOTAL INVESTMENTS
 (Identified cost $18,875,546) (b) ......................     84.9% $ 16,868,626
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .........................................     15.1     2,990,537
                                                             -----  ------------
NET ASSETS ..............................................    100.0% $ 19,859,163
                                                             =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
Forward Foreign Currency Contracts open at December 31, 2001:

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency    Expiration         Foreign       on Origination        Current       Unrealized       Unrealized
Purchase Contracts      Date           Currency            Date              Value       Appreciation     Depreciation
------------------   ----------       ----------      --------------       ---------     -------------    -------------
        AUD             1/31/02         230,551          $ 116,428        $ 117,759         $ 1,331            $   --
        AUD             1/31/02          409,017           206,144          208,915           2,771                --
        BRL              1/4/02          109,968            48,000           47,384              --               616
        BRL              1/4/02          110,352            48,000           47,549              --               451
        BRL              2/8/02          390,509           141,335          164,321          22,986                --
        CAD             1/31/02        1,600,373         1,011,988        1,004,846              --             7,142
        CAD             1/31/02        2,356,199         1,489,898        1,479,416              --            10,482
        CAD             1/31/02          266,722           166,800          167,470             670                --
        CAD             1/31/02        1,470,109           927,368          923,056              --             4,312
        CHF             1/31/02          626,310           377,750          377,421              --               329
        CHF             1/31/02           86,465            51,900           52,105             205                --
        CLP             2/27/02       32,312,500            55,000           48,470              --             6,530
        CNY              1/7/02          380,756            46,000           45,995              --                 5
        COP             2/22/02       58,750,000            25,000           25,368             368                --
        COP             3/20/02      322,635,000           137,000          138,248           1,248                --
        CRC             1/23/02       35,126,760           102,000          101,648              --               352
        CZK             2/13/02        8,436,782           221,560          235,808          14,248                --
        CZK             3/18/02        2,510,000            69,055           69,984             929                --
        CZK            12/10/02        1,571,939            42,494           43,270             776                --
        DKK             1/31/02        5,470,860           653,198          654,034             836                --
        DKK             1/31/02          308,020            36,300           36,823             523                --
        DKK             1/31/02        1,063,860           125,300          127,183           1,883                --
        DKK             1/31/02        2,929,511           354,826          350,219              --             4,607
        DKK             1/31/02        3,356,867           406,588          401,309              --             5,279
        DKK             1/31/02        1,009,602           122,284          120,696              --             1,588
        DKK             1/31/02        4,625,981           560,304          553,030              --             7,274
        EGP             1/17/02          120,000            26,519           25,839              --               680
        EGP             1/24/02           49,800            10,969           10,679              --               290
        EUR             2/13/02          215,000           190,124          191,043             919                --
        EUR             3/21/02           45,266            40,028           40,168             140                --
        EUR             6/18/02           84,167            74,429           74,485              56                --
        EUR             1/31/02           44,777            40,344           39,808              --               536
        EUR             1/31/02        7,478,358         6,651,999        6,648,410              --             3,589
        EUR             1/31/02        1,069,166           950,200          950,510             310                --
        EUR             1/31/02            6,780             6,020            6,027               7                --
        EUR             1/31/02           33,158            29,529           29,478              --                51
        EUR             1/31/02            6,897             6,131            6,131              --                --
        EUR             1/31/02           70,408            63,413           62,594              --               819
        EUR             1/31/02           47,417            42,706           42,154              --               552
        EUR             1/31/02            6,832             6,153            6,073              --                80
        EUR             1/31/02           92,554            83,299           82,283              --             1,016
        EUR             1/31/02          793,041           713,737          705,029              --             8,708
        EUR             1/31/02          681,802           610,213          606,136              --             4,077
        EUR             1/31/02          799,453           714,711          710,730              --             3,981
        EUR             1/31/02        1,708,108         1,528,500        1,518,542              --             9,958
        EUR             1/31/02           23,502            20,652           20,894             242                --
        EUR             1/31/02          440,418           386,700          391,540           4,840                --
        EUR             1/31/02            8,567             7,564            7,616              52                --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency    Expiration         Foreign       on Origination        Current       Unrealized       Unrealized
Purchase Contracts      Date           Currency            Date              Value       Appreciation     Depreciation
------------------   ----------       ----------      --------------       ---------     -------------    -------------
        EUR             1/31/02           12,608          $ 11,115         $ 11,209            $ 94             $  --
        EUR             1/31/02           28,660            25,650           25,479              --               171
        EUR             1/31/02           22,075            19,713           19,625              --                88
        EUR             1/31/02            2,116             1,879            1,881               2                --
        EUR             1/31/02           20,720            18,462           18,421              --                41
        EUR             1/31/02          207,844           185,397          184,778              --               619
        EUR             1/31/02           24,632            22,194           21,898              --               296
        EUR             1/31/02           16,484            14,835           14,654              --               181
        EUR             1/31/02           16,095            14,470           14,309              --               161
        EUR             1/31/02           45,964            40,795           40,863              68                --
        EUR             1/31/02           54,585            48,447           48,527              80                --
        EUR             1/31/02          494,658           438,267          439,761           1,494                --
        EUR             1/31/02          557,360           493,821          495,504           1,683                --
        EUR             1/31/02        2,130,173         1,887,333        1,893,766           6,433                --
        EUR             1/31/02          427,791           379,023          380,315           1,292                --
        EUR             1/31/02          393,811           348,917          350,106           1,189                --
        EUR             1/31/02          117,855           104,420          104,776             356                --
        EUR             1/31/02          313,839           278,062          279,010             948                --
        EUR             1/31/02          354,511           314,097          315,168           1,071                --
        EUR             1/31/02          320,733           284,169          285,138             969                --
        EUR             1/31/02          400,208           354,584          355,793           1,209                --
        EUR             1/31/02        1,460,944         1,294,397        1,298,809           4,412                --
        EUR             1/31/02          389,130           344,769          345,944           1,175                --
        EUR             1/31/02        1,234,995         1,094,205        1,097,935           3,730                --
        EUR             1/31/02        1,742,321         1,543,696        1,548,958           5,262                --
        EUR             1/31/02          150,643           133,214          133,925             711                --
        EUR             1/31/02          206,892           182,644          183,931           1,287                --
        EUR             1/31/02          407,229           359,502          362,035           2,533                --
        EUR             1/31/02          240,550           212,093          213,854           1,761                --
        EUR             1/31/02          122,236           108,790          108,670              --               120
        EUR             6/10/02        2,080,000         1,772,056        1,841,172          69,116                --
        GBP             1/31/02          337,519           478,940          489,765          10,825                --
        GBP             1/31/02           70,590           100,000          102,431           2,431                --
        GBP             1/31/02           15,153            21,458           21,988             530                --
        GBP             1/31/02          151,886           220,538          220,397              --               141
        GBP             1/31/02          132,977           193,800          192,959              --               841
        GBP             1/31/02           66,457            95,400           96,434           1,034                --
        GBP             1/31/02            9,181            13,102           13,323             221                --
        GBP             1/31/02           46,933            66,457           68,103           1,646                --
        GBP             1/31/02           59,182            83,625           85,878           2,253                --
        GBP             1/31/02          679,434           975,668          985,910          10,242                --
        GBP             1/31/02          245,916           356,579          356,843             264                --
        ILS             1/22/02          209,034            49,000           47,255              --             1,745
        INR              1/7/02          777,920            16,000           16,072              72                --
        INR              1/7/02        2,917,800            60,000           60,283             283                --
        INR              2/6/02          580,200            12,000           11,877              --               123
        INR             2/11/02          726,900            15,000           14,860              --               140
        INR             2/19/02          966,000            20,000           19,707              --               293

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency    Expiration         Foreign       on Origination        Current       Unrealized       Unrealized
Purchase Contracts      Date           Currency            Date              Value       Appreciation     Depreciation
------------------   ----------       ----------      --------------       ---------     -------------    -------------
        INR             3/20/02        5,629,480         $ 116,000        $ 113,981         $    --           $ 2,019
        JPY             1/31/02       87,911,516           722,600          672,076              --            50,524
        JPY             1/31/02      563,139,137         4,627,273        4,305,148              --           322,125
        JPY             1/31/02        9,768,251            80,196           74,677              --             5,519
        JPY             1/31/02       54,636,915           450,800          417,694              --            33,106
        JPY             1/31/02      190,928,734         1,585,800        1,459,633              --           126,167
        JPY             1/31/02       43,733,916           365,668          334,342              --            31,326
        JPY             1/31/02       14,307,579           118,100          109,380              --             8,720
        JPY             1/31/02        9,132,167            73,700           69,815              --             3,885
        JPY             1/31/02      266,714,824         2,061,166        2,039,011              --            22,155
        JPY             1/31/02      229,595,852         1,774,311        1,755,240              --            19,071
        JPY             1/31/02      158,185,256         1,222,452        1,209,312              --            13,140
        JPY             1/31/02      229,605,075         1,774,382        1,755,310              --            19,072
        JPY             1/31/02      112,770,000           857,567          862,116           4,549                --
        KES             1/10/02          795,400            10,000           10,078              78                --
        KES             1/10/02          794,700            10,000           10,069              69                --
        KES             1/17/02        2,206,000            27,847           27,908              61                --
        KRW             1/14/02       79,794,000            62,000           60,648              --             1,352
        KRW             1/28/02      186,484,500           145,000          141,455              --             3,545
        KRW             3/14/02       73,216,500            57,000           55,300              --             1,700
        KRW             3/18/02       29,606,750            23,000           22,354              --               646
        MXN             1/17/02          427,000            46,708           46,300              --               408
        MXN             3/12/02        1,166,766           108,222          125,308          17,086                --
        MXN             4/18/02        1,900,000           183,309          202,511          19,202                --
        MXN             6/11/02          370,000            37,091           38,960           1,869                --
        MXN             6/11/02           35,000             3,557            3,686             129                --
        MXN              8/5/02          231,150            23,000           24,030           1,030                --
        MXN            12/19/02          433,500            43,999           43,753              --               246
        NZD             1/31/02        4,237,538         1,750,654        1,759,595           8,941                --
        PEN              1/4/02           34,348            10,000            9,972              --                28
        PEN             6/17/02           83,000            23,841           23,767              --                74
        PEN             6/19/02          472,396           136,000          135,241              --               759
        PHP             1/14/02        2,378,340            45,000           45,798             798                --
        PHP             1/14/02        2,544,000            48,000           48,988             988                --
        PHP              2/4/02          632,040            12,000           12,094              94                --
        PHP              2/5/02        1,742,400            33,000           33,331             331                --
        PHP             3/11/02        3,290,340            62,000           62,309             309                --
        PHP             3/11/02        1,913,400            36,000           36,234             234                --
        PLN              2/5/02          172,000            38,057           42,868           4,811                --
        PLN             2/20/02          408,000            95,955          101,273           5,318                --
        RUB              1/9/02        4,112,613           135,000          133,329              --             1,671
        RUB             1/18/02        1,880,291            60,951           60,641              --               310
        RUB             1/22/02        1,220,080            40,000           39,289              --               711
        RUB             1/23/02          610,626            20,000           19,656              --               344
        RUB             1/24/02        1,284,570            42,000           41,334              --               666
        RUB             1/29/02          582,521            19,000           18,709              --               291
        RUB              2/8/02          675,950            22,000           21,586              --               414
        SEK             1/31/02        6,184,617           577,098          590,592          13,494                --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency    Expiration         Foreign       on Origination        Current       Unrealized       Unrealized
Purchase Contracts      Date           Currency            Date              Value       Appreciation     Depreciation
------------------   ----------       ----------      --------------       ---------     -------------    -------------
        SEK             1/31/02        3,892,456         $ 363,713        $ 371,705         $ 7,992            $   --
        SEK             1/31/02        3,957,222           369,765          377,890           8,125                --
        SKK             2/13/02          876,979            18,115           18,119               4                --
        SKK             3/21/02        1,960,000            40,988           40,257              --               731
        SKK              5/9/02        3,318,300            69,008           67,661              --             1,347
        SKK             5/23/02          997,000            20,548           20,285              --               263
        SKK             5/28/02          708,000            14,388           14,394               6                --
        SKK             6/18/02        3,685,000            77,259           74,691              --             2,568
        SKK            12/10/02        1,173,750            24,256           23,275              --               981
        TRL             1/18/02   22,932,000,000           156,000          152,270              --             3,730
        VEB             1/10/02      100,584,000           132,000          130,959              --             1,041
        VEB             1/15/02       74,970,000            98,000           97,025              --               975
        VEB             1/16/02       15,320,000            20,000           19,801              --               199
        VEB             1/24/02       48,752,550            63,000           62,360              --               640
        ZAR             1/22/02          736,000            59,881           61,041           1,160                --
                                                       -----------      -----------        --------          --------
Total Forward Foreign Currency Purchase Contracts      $56,199,268      $55,717,229        $288,694          $770,733
                                                       ===========      ===========        --------          --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency      Expiration       Foreign       on Origination        Current       Unrealized       Unrealized
  Sale Contracts          Date         Currency            Date              Value       Appreciation     Depreciation
------------------     ----------     ----------      --------------       ---------     -------------    -------------
        AUD               1/31/02        142,642          $ 72,367         $ 72,858         $    --             $ 491
        AUD               1/31/02        424,712           214,055          216,932              --             2,877
        AUD               1/31/02        284,326           143,400          145,227              --             1,827
        BRL                1/4/02        109,968            47,116           47,384              --               268
        BRL                1/4/02        110,352            47,280           47,549              --               269
        BRL                2/8/02        282,576           116,000          118,904              --             2,904
        BRL                2/8/02        107,933            41,000           45,417              --             4,417
        CAD               1/31/02      3,946,008         2,495,894        2,477,629          18,265                --
        CAD               1/31/02        100,679            63,900           63,214             686                --
        CAD               1/31/02      1,355,662           857,200          851,196           6,004                --
        CHF               1/31/02         36,925            22,279           22,251              28                --
        CHF               1/31/02         98,001            59,108           59,056              52                --
        CHF               1/31/02         63,537            38,900           38,288             612                --
        CHF               1/31/02        293,246           178,300          176,714           1,586                --
        CLP               2/27/02     17,337,500            25,000           26,007              --             1,007
        CLP               2/27/02     14,975,000            21,823           22,463              --               640
        COP               3/20/02    236,100,000           100,000          101,168              --             1,168
        CZK               2/13/02      6,928,633           190,124          193,656              --             3,532
        DKK               1/31/02      1,231,755           147,316          147,255              61                --
        DKK               1/31/02     11,574,071         1,383,705        1,383,664              41                --
        DKK               1/31/02      1,098,265           131,900          131,296             604                --
        DKK               1/31/02        692,511            83,900           82,789           1,111                --
        DKK               1/31/02      2,907,934           347,100          347,639              --               539
        EUR               2/13/02        247,150           221,560          219,611           1,949                --
        EUR               3/18/02         76,763            69,055           68,126             929                --
        EUR              12/10/02         47,000            42,494           41,472           1,022                --
        EUR               2/13/02         20,140            18,115           17,895             220                --
        EUR               3/21/02         45,089            40,988           40,011             977                --
        EUR                5/9/02         75,000            69,008           66,452           2,556                --
        EUR               5/23/02         22,789            20,548           20,183             365                --
        EUR               5/28/02         16,060            14,388           14,222             166                --
        EUR               6/18/02         83,668            77,258           74,044           3,214                --
        EUR              12/10/02         26,109            24,256           23,039           1,217                --
        EUR               1/31/02          4,617             4,160            4,105              55                --
        EUR               1/31/02      2,154,756         1,916,213        1,915,621             592                --
        EUR               1/31/02         20,165            17,919           17,927              --                 8
        EUR               1/31/02         24,430            21,694           21,719              --                25
        EUR               1/31/02      1,191,556         1,061,200        1,059,317           1,883                --
        EUR               1/31/02         32,257            28,727           28,677              50                --
        EUR               1/31/02         19,213            17,110           17,081              29                --
        EUR               1/31/02         10,416             9,260            9,260              --                --
        EUR               1/31/02         21,430            19,308           19,052             256                --
        EUR               1/31/02         21,172            18,991           18,822             169                --
        EUR               1/31/02         23,572            21,144           20,956             188                --
        EUR               1/31/02      1,793,077         1,613,770        1,594,082          19,688                --
        EUR               1/31/02      1,646,923         1,482,231        1,464,148          18,083                --
        EUR               1/31/02        491,913           439,770          437,321           2,449                --
        EUR               1/31/02         62,253            54,703           55,344              --               641

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency      Expiration       Foreign       on Origination        Current       Unrealized       Unrealized
  Sale Contracts          Date         Currency            Date              Value       Appreciation     Depreciation
------------------     ----------     ----------      --------------       ---------     -------------    -------------
        EUR               1/31/02         37,769          $ 33,321         $ 33,577          $   --             $ 256
        EUR               1/31/02         23,248            20,505           20,668              --               163
        EUR               1/31/02         26,351            23,242           23,427              --               185
        EUR               1/31/02          9,524             8,390            8,467              --                77
        EUR               1/31/02         43,614            38,418           38,774              --               356
        EUR               1/31/02        221,261           198,000          196,706           1,294                --
        EUR               1/31/02          8,113             7,213            7,213              --                --
        EUR               1/31/02         67,113            59,931           59,664             267                --
        EUR               1/31/02      1,055,425           940,700          938,294           2,406                --
        EUR               1/31/02         18,279            16,470           16,251             219                --
        EUR               1/31/02        380,247           342,800          338,047           4,753                --
        EUR               1/31/02     13,188,766        11,726,000       11,725,078             922                --
        GBP               1/31/02          8,277            11,803           12,011              --               208
        GBP               1/31/02        965,953         1,369,528        1,401,669              --            32,141
        GBP               1/31/02      1,116,864         1,582,943        1,620,653              --            37,710
        GBP               1/31/02        107,671           153,000          156,238              --             3,238
        GBP               1/31/02         29,616            42,884           42,975              --                91
        GBP               1/31/02          9,700            14,007           14,075              --                68
        GBP               1/31/02         60,996            88,750           88,510             240                --
        GBP               1/31/02        630,152           916,871          914,397           2,474                --
        GBP               1/31/02         16,767            23,775           24,330              --               555
        GBP               1/31/02         35,000            50,680           50,788              --               108
        GBP               1/31/02         32,522            46,718           47,191              --               473
        GBP               1/31/02         35,000            49,945           50,788              --               843
        GBP               1/31/02         90,675           130,200          131,576              --             1,376
        GBP               1/31/02      1,044,677         1,504,000        1,515,903              --            11,903
        INR               3/20/02      5,629,480           114,653          113,981             672                --
        JPY               1/31/02    258,768,254         2,130,516        1,978,260         152,256                --
        JPY               1/31/02     17,036,481           139,873          130,242           9,631                --
        JPY               1/31/02    100,859,255           825,700          771,060          54,640                --
        JPY               1/31/02    214,421,327         1,772,077        1,639,232         132,845                --
        JPY               1/31/02     90,249,651           745,865          689,950          55,915                --
        JPY               1/31/02      2,420,643            20,100           18,506           1,594                --
        JPY               1/31/02     24,475,063           198,800          187,110          11,690                --
        JPY               1/31/02     91,059,196           724,100          696,139          27,961                --
        JPY               1/31/02      4,294,665            34,200           32,832           1,368                --
        JPY               1/31/02      9,820,965            77,000           75,080           1,920                --
        JPY               1/31/02  1,106,122,496         8,550,400        8,456,206          94,194                --
        KRW               1/28/02    186,484,500           141,867          141,455             412                --
        MXN               3/12/02        837,000            87,456           89,892              --             2,436
        MXN               4/18/02        154,912            16,000           16,511              --               511
        MXN               4/18/02      1,900,000           203,620          202,511           1,109                --
        MXN               6/11/02        160,512            16,271           16,901              --               630
        NZD               6/10/02      4,295,000         1,748,065        1,765,698              --            17,633
        PEN               6/19/02        348,950           100,000           99,900             100                --
        PHP               1/14/02      4,922,340            94,751           94,786              --                35
        PHP                2/5/02      1,742,400            33,347           33,331              16                --
        PLN                2/5/02        172,000            40,749           42,868              --             2,119

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONCLUDED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency      Expiration       Foreign       on Origination        Current       Unrealized       Unrealized
  Sale Contracts          Date         Currency            Date              Value       Appreciation     Depreciation
------------------     ----------     ----------      --------------       ---------     -------------    -------------
        PLN               2/20/02        408,000         $ 101,329        $ 101,273            $ 56                $--
        RUB                1/9/02      4,112,613           135,286          133,329           1,957                 --
        RUB               1/18/02      1,543,006            50,462           49,763             699                 --
        SEK               1/31/02      2,903,664           270,958          277,281               --            6,323
        SEK               1/31/02      6,376,794           594,900          608,943               --           14,043
        SEK               1/31/02      2,607,413           245,000          248,991               --            3,991
        SKK               3/21/02      1,960,000            40,028           40,257               --              229
        SKK               6/18/02      3,685,000            74,429           74,691               --              262
        VEB               1/10/02    100,584,000           131,199          130,959             240                 --
        VEB               1/16/02     15,320,000            19,922           19,801             121                 --
        ZAR               1/22/02        736,000            60,922           61,041               --              119
                                                       -----------      -----------        --------          --------
Total Forward Foreign Currency Sale Contracts          $53,091,476      $52,603,093        $647,078          $158,695
                                                       ===========      ===========        --------          --------
Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts         $935,772          $929,428
                                                                                           ========          ========

As of December 31, 2001, the Portfolio had the following interest rate swap agreement outstanding:

      Swap                Notional              Rate                 Rate             Termination          Unrealized
  Counterparty             Amount             Received               Paid                Date                 Gain
-----------------       ------------          --------             --------           ----------           ----------
Deutsche Bank AG         423,000 MXN           12.75%              Variable+            8/27/03              $1,401
                                                                                                             ======

+ The Portfolio pays interest based on the Mexican TIIE which fluctuates daily.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO
CURRENCY DENOMINATED BONDS--64.7%
BAHAMAS--0.2%
 Sun International Hotels, Ltd.,
  8.875%, 08/15/11 .............................USD           330    $   311,025
                                                                     -----------
CANADA--1.8%
 Calpine Canada Energy Finance,
  8.50%, 05/01/08 (e) ..........................USD           505        461,885
 Dynacare, Inc.,
  10.75%, 01/15/06 (e) .........................USD         1,290      1,335,150
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (f) ..........................USD           775        100,750
 Hollinger Participation Trust,
  12.125%, 11/15/10 (c), (f)  ..................USD         1,300      1,080,625
 Quebecor Media, Inc.,
  11.125%, 07/15/11 ............................USD           235        250,863
                                                                     -----------
 TOTAL CANADA .....................................                    3,229,273
                                                                     -----------
CAYMAN ISLANDS--0.7%
 Prime Capital Calquake &
  Eurowind, Ltd.,
  9.9813%, 01/07/04 (c), (d) ...................USD           840        825,737
 Redwood Capital I, Ltd.,
  7.4088%, 01/01/03 (c), (d) ...................USD           435        435,000
                                                                     -----------
 TOTAL CAYMAN ISLANDS .............................                    1,260,737
                                                                     -----------
COSTA RICA--0.4%
 Costa Rica Treasury Bill (B.E.M.),
  15.25%, 04/10/02 ................................       247,000        691,306
                                                                     -----------
EGYPT--0.2%
 Arab Republic of Egypt,
  8.75%, 07/11/11 ..............................USD           300        292,845
                                                                     -----------
FRANCE--0.3%
 Government of France,
  3.50%, 07/12/04 ..............................EUR           690        609,729
                                                                     -----------
GERMANY--1.4%
 Callahan Nordrhein Westfalen,
  14.125%, 07/15/11 ............................EUR           235        135,970
 Core, Series 1998-1A, Class B3,
  6.4321%, 01/16/06 (c), (d) ...................EUR         2,400      1,092,085
 European Credit Card Offerings,
  Series 1, Class B,
  5.50%, 02/18/11 .................................         2,570      1,162,676
 Messer Griesheim Holding AG,
  10.375%, 06/01/11 (c) ........................EUR           190        175,894
                                                                     -----------
 TOTAL GERMANY ....................................                    2,566,625
                                                                     -----------

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
GREECE--0.0%
 Republic of Hellenic,
  5.58%, 08/14/03 (d) ..........................EUR           0.2    $       178
                                                                     -----------
HUNGARY--2.9%
 Government of Hungary:
  9.00%, 11/24/02 .................................       115,910        421,432
  9.50%, 01/12/02 .................................     1,186,920      4,317,721
  9.50%, 06/12/02 .................................       104,560        380,135
  9.50%, 06/12/03 .................................        14,220         52,335
                                                                     -----------
 TOTAL HUNGARY ....................................                    5,171,623
                                                                     -----------
INDONESIA--0.0%
 Polysindo,
  0.00%, 04/26/03 (a), (j) ........................     5,000,000          4,807
 PT Polysindo Eka Perkasa,
  0.00%, 03/16/02 (a), (j) .....................USD           194          1,942
                                                                     -----------
 TOTAL INDONESIA ..................................                        6,749
                                                                     -----------
ITALY--0.5%
 Films PLC,
  4.656%, 03/31/05 (d) ............................     3,744,000        860,609
                                                                     -----------
JAPAN--1.2%
 Spires, Ltd., Series 43,
  2.48%, 01/23/02 .................................       286,282      2,184,973
                                                                     -----------
LUXEMBOURG--0.4%
 PTC International Finance II SA,
  11.25%, 12/01/09 .............................EUR           345        313,612
 Scandinavian Broadcasting SA,
  12.00%, 06/15/08 (c) .........................EUR           280        196,901
 Vantico Group SA,
  12.00%, 08/01/10 .............................EUR           200        144,205
                                                                     -----------
 TOTAL LUXEMBOURG .................................                      654,718
                                                                     -----------
MEXICO--0.4%
 United Mexican States:
  9.875%, 01/15/07 .............................USD           160        180,240
  Series D,
  2.8325%, 12/31/19 (d) ........................USD           450        446,085
                                                                     -----------
 TOTAL MEXICO .....................................                      626,325
                                                                     -----------
NAMIBIA--0.1%
 Government of Namibia:
  12.00%, 04/15/02 ................................         1,460        122,556
  12.00%, 04/15/05 ................................         1,460        123,494
                                                                     -----------
 TOTAL NAMIBIA ....................................                      246,050
                                                                     -----------
NETHERLANDS--1.3%
 IFCO Systems NV, Series B,
  10.625%, 03/15/10 ............................EUR           130         45,131

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Kappa Beheer BV:
  0.00%, 07/15/09 (f) ..........................EUR          35 $         26,482
  10.625%, 07/15/09 ............................EUR            65         63,646
  12.50%, 07/15/09 .............................EUR           335        314,601
 KPN NV,
  6.05%, 06/13/03 ..............................EUR         1,610      1,441,024
 KPNQwest BV:
  7.125%, 06/01/09 .............................EUR            50         27,617
  8.875%, 02/01/08 .............................EUR           225        135,191
 Tele1 Europe BV,
  12.375%, 02/01/08 ............................EUR           140         41,125
 Yell Finance BV,
  10.75%, 08/01/11 .............................GBP           100        152,649
                                                                     -----------
 TOTAL NETHERLANDS ................................                    2,247,466
                                                                     -----------
NORWAY--0.2%
 Findexa II AS,
  10.25%, 12/01/11 (c) .........................EUR           350        320,899
                                                                     -----------
POLAND--1.5%
 Government of Poland:
  0.00%, 12/21/02 (l) .............................         2,563        583,940
  0.00%, 04/21/03 (l) .............................         3,520        779,904
  0.00%, 08/21/03 (l) .............................           820        176,512
  10.00%, 06/12/04 ................................         4,440      1,113,079
                                                                     -----------
 TOTAL POLAND .....................................                    2,653,435
                                                                     -----------
SOUTH AFRICA--1.3%
 Lesotho Highlands Water:
  12.00%, 12/01/05 ................................         5,700        486,564
  13.00%, 09/15/10 ................................         6,080        537,291
 Republic of South Africa:
  12.00%, 02/28/05 ................................         1,710        146,575
  12.50%, 12/21/06 ................................        11,790      1,018,786
 South African Roads Board,
  11.50%, 09/30/05 ................................           415         34,881
                                                                     -----------
 TOTAL SOUTH AFRICA ...............................                    2,224,097
                                                                     -----------
SWEDEN--0.0%
 Preem Holdings AB,
  10.625%, 03/31/11 ............................EUR            30         24,889
                                                                     -----------
THAILAND--0.0%
 Finance One PLC:
  0.00%, 01/03/05 (a), (k) ........................        20,000              0
 Morgan Guarantee Trust,
  0.00%, 07/31/02 (a), (k) ........................        10,569              0
                                                                     -----------
 TOTAL THAILAND ...................................                            0
                                                                     -----------

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM--2.0%
 COLT Telecom Group PLC:
  10.125%, 11/30/07 ...............................           250    $   308,932
  12.00%, 12/15/06 (e), (f) ....................USD           100         88,000
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 .............................               74        100,145
 Diamond Holdings PLC,
  10.00%, 02/01/08 ................................            65         66,148
 Energis PLC,
  9.50%, 06/15/09 .................................           330        359,815
 Focus Retail Group PLC:
  11.00%, 11/01/10 (c) ............................            75        111,216
  13.00%, 11/01/10 (c) ............................            35         51,392
 Gala Group Holdings PLC,
  12.00%, 06/01/10 ................................             7         11,062
 HMV Media Group PLC, Series B:
  10.25%, 05/15/08 .............................USD           205        178,350
  10.875%, 05/15/08 ...............................            75         93,498
 Ineos Acrylics Finance PLC,
  10.25%, 05/15/10 .............................EUR           130        108,776
 Ineos Group Holdings PLC,
  10.50%, 08/01/10 (c) .........................EUR           160        144,204
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ...............................           110        115,141
 Marconi Corp. PLC,
  5.625%, 03/30/05 .............................EUR           165         77,917
 Ono Finance PLC,
  14.00%, 02/15/11 .............................EUR           540        340,803
 Premier International Foods PLC,
  12.25%, 09/01/09 ................................           100        154,103
 Regional Independent Media:
  0.00%, 07/01/08 (f) .............................           150        185,359
  10.50%, 07/01/08 .............................USD           205        210,125
 Telewest PLC:
  9.875%, 02/01/10 ................................           290        299,337
  9.875%, 02/01/10 .............................USD           100         70,000
 Telewest Communications PLC,
  0.00%, 04/15/09 (f) .............................           105         64,113
 TM Group Holdings PLC,
  11.00%, 05/15/08 .............................USD           180        187,200
 Woolworths Group PLC,
  8.75%, 11/15/06 (c) .............................            80        119,793
                                                                     -----------
 TOTAL UNITED KINGDOM .............................                    3,445,429
                                                                     -----------
UNITED STATES--47.9%
 Adelphia Communications Corp.:
  6.00%, 02/14/06 (m) .............................           460        399,625
  Series B,
  8.375%, 02/01/08 ................................           190        175,987

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ..................................         255  $    235,875
 Alderwoods Group, Inc.:
  11.00%, 01/02/07 ...................................         355       358,550
  12.25%, 01/02/09 ...................................       1,015     1,106,350
 Alliance Imaging, Inc.,
  10.375%, 04/15/11 ..................................         125       132,500
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 ...................................         945       973,350
 American Cellular Corp.,
  9.50%, 10/15/09 ....................................         745       722,650
 American Express Master Trust,
  Series 1996-1, Class A,
  2.0456%, 08/15/04 (d) ..............................       5,000     5,007,800
 Appleton Papers, Inc.,
  12.50%, 12/15/08 (c), (e) ..........................         665       638,400
 Asset Securitization Corp.,
  Series 1996-D2, Class ACS2,
  1.5877%, 02/14/29 (d), (e), (i) ....................       7,035       404,445
 Atrium Cos., Inc., Series B,
  10.50%, 05/01/09 (e) ...............................         560       515,200
 BA Master Credit Card Trust,
  Series 1997-A, Class A,
  2.0056%, 07/15/04 (d), (e) .........................       2,395     2,395,742
 Banc of America Large Loan,
  Series 2000-WSFA, Class A,
  2.3913%, 05/12/11 (c), (d), (e) ....................         727       709,419
 BPC Holdings Corp., Series B,
  12.50%, 06/15/06 (e) ...............................         540       475,200
 Buckeye Technologies, Inc.,
  9.25%, 09/15/08 (e) ................................         795       783,075
 Building Materials Corp., Series B,
  7.75%, 07/15/05 (e) ................................         160       134,400
 Calpine Corp.,
  8.50%, 02/15/11 (e) ................................         295       268,441
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 (e) ...............................         230       240,350
 Carco Auto Loan Master Trust:
  Series 1999-2, Class A1,
  1.9656%, 05/17/04 (d), (e) .........................       2,175     2,174,776
  Series 2000-A, Class A,
  1.9956%, 03/15/05 (d), (e) .........................       5,400     5,401,352
 Charter Communications
  Holdings LLC:
  0.00%, 01/15/10 (e), (f) ...........................         850       603,500
  8.625%, 04/01/09 (e) ...............................         345       329,475

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 Chase Credit Card Master Trust,
  Series 2000-2, Class A,
  1.9956%, 07/15/05 (d), (e) .....................          2,250    $ 2,250,563
 Chesapeake Corp.,
  10.375%, 11/15/11 (c) ........................GBP            80        120,375
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 (e) ............................           315        305,550
 Corning, Inc.,
  5.625%, 02/18/05 (c) .........................EUR           680        494,532
 Crown Castle International Corp.:
  9.375%, 08/01/11 (e) ............................           530        486,275
  9.50%, 08/01/11 (e) .............................           145        133,037
 Discover Card Master Trust I,
  Series 1997-1, Class A,
  1.9856%, 02/16/05 (d), (e) ......................         1,300      1,300,403
 Dura Operating Corp., Series D,
  9.00%, 05/01/09 (e) .............................           430        404,200
 EchoStar Broadband Corp.,
  10.375%, 10/01/07 (e) ...........................           320        335,200
 EchoStar DBS Corp.,
  9.125%, 01/15/09 (c), (e) .......................           825        827,062
 Emmis Communications Corp.,
  0.00%, 03/15/11 (e), (f) ........................           865        523,325
 Eott Energy Partners,
  11.00%, 10/01/09 (e) ............................           435        430,650
 Federal Home Loan Mortgage Corp.:
  Series 30, Class J,
  7.50%, 02/25/23 (e), (i) ........................         1,531        149,347
  Series 2130, Class SA,
  24.7189%, 06/15/28 (d), (e) .....................           434        445,672
  6.50%, TBA ......................................         4,765      4,770,956
 Federal National Mortgage Association,
  6.50%, TBA ......................................         1,215      1,238,547
 Ford Motor Credit Co.,
  6.125%, 04/28/03 (e) ............................         2,140      2,171,501
 Fresenius Medical Capital Trust:
  7.375%, 06/15/11 .............................EUR           255        222,449
  9.00%, 12/01/06 (e) .............................         1,630      1,670,750
 GEO Specialty Chemicals, Inc.,
  10.125%, 08/01/08 ...............................           345        298,425
 Government National Mortgage
  Association, Pool#555140,
  7.00%, 10/15/31 (e) .............................         1,996      2,038,800
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 ................................           605        665,500
 Herbst Gaming, Inc.,
  10.75%, 09/01/08 (c) ............................           445        462,244

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Hexcel Corp.,
  9.75%, 01/15/09 .................................           510    $   285,600
 Horizon PCS, Inc.:
  0.00%, 10/01/10 (f) .............................            75         38,625
  13.75%, 06/15/11 (c) ............................           395        393,025
 Huntsman International LLC,
  10.125%, 07/01/09 (c) ........................EUR           335        266,442
 Icon Health & Fitness, Inc.,
  12.00%, 09/27/05 (c) ............................           225        198,563
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 ................................         1,915      1,371,797
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ................................           695        677,625
 La Quinta Inns, Inc.:
  7.25%, 03/15/04 .................................           410        394,625
  7.40%, 09/15/05 .................................           515        498,262
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 ................................           810        810,000
 Mandalay Resort Group:
  9.375%, 02/15/10 (c) ............................           315        313,819
  Series B,
  10.25%, 08/01/07 ................................           520        539,500
 MBNA Master Credit Card Trust,
  Series 1996-K, Class A,
  2.0256%, 03/15/06 (d) ...........................         3,230      3,233,478
 Meristar Hospitality,
  10.50%, 06/15/09 (c) ............................           385        385,481
 Merrill Lynch Mortgage Investors, Inc.,
  Series 1996-C1, Class IO,
  0.6756%, 04/25/28 (c), (d), (i) .................        11,503        249,307
 Michael Foods, Inc., Series B,
  11.75%, 04/01/11 ................................           145        156,600
 MJD Communications, Inc.,
  Series B,
  9.50%, 05/01/08 .................................           185        157,250
 Morgan Stanley Capital I, Inc.,
  Series 1996-WF1, Class X,
  1.3812%, 11/15/28 (c), (d), (i) .................         5,322        233,314
 Namazu Re, Ltd.,
  6.5813%, 12/02/04 (c), (d) ......................         1,000        976,940
 National Equipment Services, Inc.,
  Series B,
  10.00%, 11/30/04 ................................           425        361,250
 New World Pasta Co.,
  9.25%, 02/15/09 .................................           605        550,550
 Nextel Communications, Inc.,
  9.375%, 11/15/09 ................................           775        600,625

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
 Nextel Partners, Inc.,
  12.50%, 11/15/09 (c) ............................           485    $   424,375
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) ............................           265        273,612
 Nortek, Inc., Series B,
  9.875%, 06/15/11 ................................           170        168,300
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c) ...........................           280        269,150
 Noveon, Inc., Series B,
  11.00%, 02/28/11 ................................           195        204,750
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 ................................           480        576,000
 Pegasus Communications Corp.,
  Series B,
  9.625%, 10/15/05 ................................           530        477,000
 Pegasus Satellite,
  0.00%, 03/01/07 (f) .............................           590        359,900
 Penhall International Corp.,
  12.00%, 08/01/06 ................................           195        198,900
 Penn National Gaming, Inc., Series B,
  11.125%, 03/01/08 ...............................           545        574,975
 Petro Stopping Centers,
  10.50%, 02/01/07 ................................           429        356,070
 Phoenix Color Corp.,
  10.375%, 02/01/09 ...............................           870        609,000
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ................................           350        356,125
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 ...............................           650        663,812
 Renters Choice, Inc.,
  11.00%, 08/15/08 ................................           655        664,825
 Res-Care, Inc.,
  10.625%, 11/15/08 (c) ...........................           590        587,050
 Service Corp. International:
  6.875%, 10/01/07 ................................           645        561,150
  7.70%, 04/15/09 .................................           170        149,600
 Sinclair Broadcast Group, Inc.,
  10.00%, 09/30/05 ................................           105        108,500
 SLM Student Loan Trust,
  Series 2001-4, Class A1,
  1.9875%, 01/25/11 (d) ...........................         5,500      5,500,000
 Sola International, Inc.,
  11.00%, 03/15/08 .............................EUR           290        269,244
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  0.9146%, 02/25/28 (d), (i) ......................           749         10,085
  Series 1996-CFL, Class X1,
  1.6804%, 02/25/28 (d), (i) ......................         2,224        135,775

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Telewest Finance Ltd.,
  6.00%, 06/22/05 (c), (m) ........................           115    $    72,163
 Terra Capital, Inc.,
  12.875%, 10/15/08 (c) ...........................           275        272,250
 Terra Industries, Inc., Series B,
  10.50%, 06/15/05 ................................           410        321,850
 The Manitowoc Co., Inc.,
  10.375%, 05/15/11 ............................EUR           450        404,573
 Toll Corp.,
  8.25%, 12/01/11 .................................           730        722,700
 Transwestern Publishing,
  Series F,
  9.625%, 11/15/07 ................................           545        558,625
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 ................................           105        111,300
 U.S. Can Corp., Series B,
  12.375%, 10/01/10 ...............................           500        265,000
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (f) .............................           592        316,720
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 .................................            25         24,375
  9.25%, 01/15/09 .................................           795        787,050
 United States Treasury Note,
  5.00%, 02/15/11 .................................         3,236      3,226,140
 United Surgical Partners
  International, Inc.,
  10.00%, 12/15/11 (c) ............................           475        467,875
 URS Corp., Series B,
  12.25%, 05/01/09 ................................         1,175      1,202,906
 Wheeling Islands Gaming, Inc.,
  10.125%, 12/15/09 (c) ...........................           200        203,000
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 ................................           490        482,650
 WRC Media Corp.,
  12.75%, 11/15/09 ................................           755        756,887
 Yamaha Motor Master Trust,
  Series 2000-1, Class B,
  2.5956%, 05/15/08 (d) ...........................         2,575      2,600,647
                                                                     -----------
 TOTAL UNITED STATES ..............................                   84,919,412
                                                                     -----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $120,432,089) ...................                  114,548,392
                                                                     -----------

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS--1.8%
UNITED KINGDOM--0.1%
 Avecia Group PLC (a), (e) ........................         4,985    $   117,147
                                                                     -----------
UNITED STATES--1.7%
 Adelphia Communications Corp.,
  Series B ........................................        11,800      1,191,800
 American Restaurant Group, Inc.,
  Series B (a) ....................................             4            400
 High Voltage Engineering Corp.,
  Series A (a) ....................................         2,110        316,500
 Paxson Communications Corp. (a) ..................           100        850,000
 Sinclair Capital .................................         7,300        737,300
                                                                     -----------
 TOTAL UNITED STATES ..............................                    3,096,000
                                                                     -----------
TOTAL PREFERRED STOCKS
 (Identified cost $4,828,150) .....................                    3,213,147
                                                                     -----------
WARRANTS--0.0%
CANADA--0.0%
 GT Group Telecom, Inc.,
  02/01/10 (a), (c), (h) ..........................           775          3,875
                                                                     -----------
MEXICO--0.0%
 United Mexican States, Series A,
  Rights,
  06/30/03 (a), (h) ...............................       698,000            907
                                                                     -----------
NORWAY--0.0%
 Enitel ASA,
  04/03/05 (a), (h) ...............................           100              1
                                                                     -----------
UNITED KINGDOM--0.0%
 Ono Finance PLC:
  05/31/09 (a), (h) ...............................           350          3,115
  05/31/09 (a), (c), (h) ..........................            90          6,053
  03/16/11 (a), (c), (h) ..........................           540          9,614
                                                                     -----------
 TOTAL UNITED KINGDOM .............................                       18,782
                                                                     -----------
UNITED STATES--0.0%
 Motient Corp.,
  04/01/08 (a), (c), (h) ..........................         1,385             21
 Ubiquitel Operating Co.,
  04/15/10 (a), (c), (h) ..........................           922         46,100
                                                                     -----------
 TOTAL UNITED STATES ..............................                       46,121
                                                                     -----------
TOTAL WARRANTS
 (Identified cost $109,720) .......................                       69,686
                                                                     -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
U.S. GOVERNMENT SECURITIES--29.3%
 Federal Home Loan Bank:
  1.63%, 03/13/02 (e) ................................  $    2,403  $  2,395,275
  1.65%, 01/14/02 (e) ................................         100        99,941
  1.65%, 03/26/02 (e) ................................         215       214,182
  1.67%, 03/11/02 (e) ................................         432       430,617
  1.68%, 03/18/02 (e) ................................         470       468,333
  1.68%, 03/19/02 (e) ................................         960       956,550
  1.68%, 03/20/02 (e) ................................       1,230     1,225,523
  1.70%, 06/26/02 (e) ................................       1,400     1,388,431
  1.74%, 01/16/02 (e) ................................         850       849,384
  1.76%, 01/17/02 (e) ................................       4,285     4,281,648
  1.76%, 01/23/02 (e) ................................       3,200     3,196,558
  1.96%, 01/02/02 (e) ................................       1,632     1,631,880
  1.96%, 01/07/02 (e) ................................         930       929,696
  2.10%, 01/22/02 (e) ................................       1,895     1,892,679
  2.12%, 12/13/02 (e) ................................         812       795,455
  2.15%, 12/02/02 (e) ................................         740       725,195
  3.32%, 02/13/02 (e) ................................       2,615     2,604,630
  3.34%, 02/08/02 (e) ................................       5,200     5,181,667
  3.69%, 06/04/02 (e) ................................          67        65,942
  3.98%, 04/18/02 (e) ................................         863       852,791
 Federal Home Loan Mortgage Corp.:
  1.69%, 01/08/02 (e) ................................         450       449,852
  1.70%, 01/28/02 (e) ................................         100        99,872
  1.96%, 01/24/02 (e) ................................       1,000       998,748
  1.97%, 04/25/02 (e) ................................         190       188,815
  4.75%, 01/31/02 (e) ................................         750       747,031
 Federal National Mortgage Association:
  1.65%, 01/14/02 (e) ................................       1,170     1,169,303
  1.67%, 01/16/02 (e) ................................         382       381,734
  1.67%, 02/08/02 (e) ................................         960       958,308
  1.67%, 03/14/02 (e) ................................         300       298,998
  1.69%, 02/04/02 (e) ................................       1,700     1,697,367

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
  1.69%, 06/13/02 (e) ................................  $      350  $    347,179
  1.71%, 02/19/02 (e) ................................         149       148,653
  1.72%, 02/22/02 (e) ................................         746       744,147
  1.73%, 01/17/02 (e) ................................       1,170     1,169,100
  1.78%, 06/13/02 (e) ................................         586       581,516
  1.81%, 01/04/02 (e) ................................         775       774,883
  1.85%, 01/07/02 (e) ................................         790       789,757
  1.85%, 01/14/02 (e) ................................       3,068     3,065,950
  1.86%, 01/25/02 (e) ................................       1,057     1,055,689
  1.92%, 01/03/02 (e) ................................       1,700     1,699,819
  1.92%, 01/14/02 (e) ................................       1,700     1,698,821
  1.98%, 01/31/02 (e) ................................       1,000       998,350
  2.02%, 05/23/02 (e) ................................         200       198,407
  2.35%, 09/20/02 (e) ................................         200       196,579
  4.41%, 03/08/02 (e) ................................       1,038     1,029,608
  6.00%, 12/15/05 (e) ................................         300       315,282
                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $51,980,759) .......................                51,990,145
                                                                    ------------
COMMERCIAL PAPER--2.5%
 ChevronTexaco Corp.,
  1.76%, 01/14/02
  (Identified cost $4,397,204) (e) ...................       4,400     4,397,204
                                                                    ------------
REPURCHASE AGREEMENT--1.6%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $2,960,000 United States Treasury
  Bill, 3.04%, 06/20/02, with a value
  of $2,934,840)
  (Identified cost $2,876,000) (e) ...................       2,876     2,876,000
                                                                    ------------
TOTAL INVESTMENTS
 (Identified cost $184,623,922) (b) ..................        99.9% $177,094,574
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ......................................         0.1       111,494
                                                             -----  ------------
NET ASSETS ...........................................       100.0% $177,206,068
                                                             =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
Forward Foreign Currency Contracts open at December 31, 2001:

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency    Expiration         Foreign       on Origination        Current       Unrealized       Unrealized
Purchase Contracts      Date           Currency            Date              Value       Appreciation     Depreciation
------------------   ----------       ----------      --------------       ---------     -------------    -------------
        BRL              1/4/02        1,647,229          $ 719,000        $ 709,768        $     --           $ 9,232
        BRL              1/4/02        1,652,981            719,000          712,246              --             6,754
        BRL              2/8/02        4,325,100          1,466,136        1,819,946         353,810                --
        CAD             1/31/02          836,976            529,246          525,522              --             3,724
        CLP             2/27/02      200,925,000            342,000          301,396              --            40,604
        CNY             1/15/02        5,206,359            629,000          628,696              --               304
        CNY             1/16/02        5,371,903            649,000          648,663              --               337
        COP             2/22/02    1,753,100,000            746,000          756,970          10,970                --
        COP             3/19/02    2,265,720,000            956,000          971,141          15,141                --
        COP             3/20/02    1,229,310,000            522,000          526,754           4,754                --
        COP             3/27/02      503,679,600            214,514          215,375             861                --
        CRC             1/16/02      368,779,370          1,073,000        1,070,241              --             2,759
        CRC             1/23/02      108,479,700            315,000          313,914              --             1,086
        CZK             2/13/02      119,331,409          3,133,785        3,335,320         201,535                --
        CZK             3/18/02       17,045,000            468,939          475,248           6,309                --
        CZK             6/13/02       21,740,000            590,296          602,910          12,614                --
        CZK            12/10/02       27,759,765            750,426          764,128          13,702                --
        DKK             1/31/02       41,560,622          4,970,593        4,968,514              --             2,079
        DKK             1/31/02        3,515,413            425,791          420,263              --             5,528
        DKK             1/31/02       12,096,898          1,465,190        1,446,167              --            19,023
        EGP             1/10/02          810,000            178,808          175,082              --             3,726
        EGP             1/17/02          375,000             82,873           80,748              --             2,125
        EGP             1/24/02        1,027,600            226,344          220,368              --             5,976
        EUR             1/31/02           53,508             48,211           47,570              --               641
        EUR             1/31/02           59,702             53,792           53,077              --               715
        EUR             1/31/02           20,339             18,061           18,082              21                --
        EUR             1/31/02           75,790             67,496           67,379              --               117
        EUR             1/31/02          340,880            303,400          303,049              --               351
        EUR             1/31/02            6,897              6,131            6,131              --                --
        EUR             1/31/02           54,160             48,779           48,149              --               630
        EUR             1/31/02           68,491             61,686           60,890              --               796
        EUR             1/31/02           20,495             18,459           18,221              --               238
        EUR             1/31/02          183,258            164,932          162,920              --             2,012
        EUR             1/31/02          353,779            310,972          314,517           3,545                --
        EUR             1/31/02           58,754             51,629           52,234             605                --
        EUR             1/31/02          586,492            517,838          521,404           3,566                --
        EUR             1/31/02          131,157            116,441          116,601             160                --
        EUR             1/31/02          188,072            168,300          167,200              --             1,100
        EUR             1/31/02           98,548             88,200           87,611              --               589
        EUR             1/31/02           55,350             49,400           49,207              --               193
        EUR             1/31/02           49,669             44,354           44,156              --               198
        EUR             1/31/02          226,209            201,100          201,105               5                --
        EUR             1/31/02           24,807             22,029           22,054              25                --
        EUR             1/31/02          112,987            100,333          100,448             115                --
        EUR             1/31/02           51,801             46,155           46,052              --               103
        EUR             1/31/02           15,315             13,814           13,615              --               199
        EUR             1/31/02           94,782             85,304           84,263              --             1,041

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency    Expiration         Foreign       on Origination        Current       Unrealized       Unrealized
Purchase Contracts      Date           Currency            Date              Value       Appreciation     Depreciation
------------------   ----------       ----------      --------------       ---------     -------------    -------------
        EUR             1/31/02          127,677          $ 113,319        $ 113,507           $ 188           $    --
        EUR             1/31/02           59,548             52,851           52,939              88                --
        GBP             1/31/02          801,961          1,137,982        1,163,704          25,722                --
        GBP             1/31/02        2,498,467          3,542,327        3,625,461          83,134                --
        GBP             1/31/02           39,419             55,821           57,199           1,378                --
        GBP             1/31/02           15,849             23,091           22,998              --                93
        GBP             1/31/02           13,772             19,653           19,985             332                --
        GBP             1/31/02           57,431             81,984           83,337           1,353                --
        GBP             1/31/02           59,182             83,625           85,878           2,253                --
        ILS             1/23/02        4,838,244          1,136,271        1,093,685              --            42,586
        INR              1/7/02       12,981,540            267,000          268,202           1,202                --
        INR              1/7/02       38,514,960            792,000          795,729           3,729                --
        INR              2/6/02       37,422,900            774,000          766,050              --             7,950
        INR             2/11/02       46,521,600            960,000          951,053              --             8,947
        INR             2/19/02        7,196,700            149,000          146,817              --             2,183
        INR             2/19/02        3,329,250             69,000           67,918              --             1,082
        INR             3/20/02       24,750,300            510,000          501,123              --             8,877
        JPY             1/31/02      221,220,472          1,817,752        1,691,210              --           126,542
        JPY             1/31/02      120,695,570            990,892          922,707              --            68,185
        JPY             1/31/02       28,253,920            236,000          215,999              --            20,001
        JPY             1/31/02        7,803,005             63,827           59,653              --             4,174
        JPY             1/31/02        8,162,608             65,600           62,402              --             3,198
        JPY             1/31/02       11,405,978             90,700           87,198              --             3,502
        KES             1/10/02       11,135,600            140,000          141,088           1,088                --
        KES             1/10/02       10,331,100            130,000          130,895             895                --
        KES             1/17/02        8,608,000            108,662          108,901             239                --
        KES             1/22/02       26,725,000            338,334          337,720              --               614
        KRW             1/14/02    1,451,736,000          1,128,000        1,103,407              --            24,593
        KRW             1/15/02    1,451,736,000          1,128,000        1,103,249              --            24,751
        KRW             1/28/02      510,581,700            397,000          387,293              --             9,707
        KRW             3/12/02      554,040,000            432,000          418,533              --            13,467
        KRW             3/14/02    1,513,141,000          1,178,000        1,142,862              --            35,138
        MXN             1/17/02        1,847,000            202,034          200,271              --             1,763
        MXN             1/23/02        5,038,000            551,143          545,687              --             5,456
        MXN              2/4/02        7,153,500            600,000          773,201         173,201                --
        MXN             3/12/02       11,187,227          1,037,661        1,201,481         163,820                --
        MXN             4/18/02       20,340,000          1,962,373        2,167,935         205,562                --
        MXN             6/11/02        1,667,000            167,109          175,531           8,422                --
        MXN             6/11/02          137,000             13,923           14,426             503                --
        MXN            12/19/02        8,000,000            811,977          807,436              --             4,541
        PEN              1/4/02        2,661,970            775,000          772,818              --             2,182
        PEN             6/17/02        1,218,600            350,032          348,939              --             1,093
        PEN             6/27/02        4,881,520          1,400,000        1,396,436              --             3,564
        PHP             1/14/02       42,915,824            812,000          826,404          14,404                --
        PHP             1/14/02       56,127,000          1,059,000        1,080,804          21,804                --
        PHP              2/5/02        6,124,800            116,000          117,162           1,162                --
        PHP             3/11/02       17,964,700            338,000          340,199           2,199                --
        PHP             3/13/02       65,390,500          1,225,000        1,237,540          12,540                --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency      Expiration       Foreign       on Origination        Current       Unrealized       Unrealized
Purchase Contracts        Date         Currency            Date              Value       Appreciation     Depreciation
------------------     ----------     ----------      --------------       ---------     -------------    -------------
        PLN              2/5/02        9,269,110        $ 2,050,915      $ 2,310,174      $  259,259           $    --
        PLN              6/3/02        4,659,018          1,092,000        1,128,693          36,693                --
        PLN             9/30/02          955,300            205,419          226,589          21,170                --
        RUB              1/9/02       20,106,108            660,000          651,829              --             8,171
        RUB             1/18/02       16,504,621            535,006          532,285              --             2,721
        RUB             1/22/02       20,283,830            665,000          653,177              --            11,823
        RUB             1/23/02       20,791,815            681,000          669,281              --            11,719
        RUB             1/24/02       20,339,025            665,000          654,459              --            10,541
        RUB             1/25/02       28,073,800            920,000          903,002              --            16,998
        RUB             1/29/02        8,584,520            280,000          275,706              --             4,294
        RUB             1/30/02       19,361,826            632,000          621,603              --            10,397
        SKK             1/28/02       40,167,200            834,539          832,091              --             2,448
        SKK             2/13/02       87,746,650          1,812,554        1,812,899             345                --
        SKK             2/14/02       49,805,474          1,039,476        1,028,841              --            10,635
        SKK             2/15/02       37,576,264            786,649          776,093              --            10,556
        SKK             3/21/02        9,602,200            200,803          197,221              --             3,582
        SKK             4/30/02        9,451,342            195,650          192,987              --             2,663
        SKK             5/28/02       11,146,000            226,510          226,597              87                --
        TRL             1/18/02  347,508,000,000          2,364,000        2,307,477              --            56,523
        TRL             1/18/02  182,020,740,000          1,185,000        1,208,630          23,630                --
        VEB              1/3/02    1,289,875,000          1,700,000        1,695,105              --             4,895
        VEB             1/17/02      208,572,000            273,000          269,225              --             3,775
        VEB             1/22/02       43,804,500             57,000           56,176              --               824
        VEB             1/24/02      937,132,350          1,211,000        1,198,691              --            12,309
        VEB             1/25/02      729,764,000            938,000          932,239              --             5,761
        VEB             1/31/02      600,621,000            777,000          761,359              --            15,641
        VEB              2/4/02    1,349,800,000          1,700,000        1,701,555           1,555                --
        VND             1/22/02    4,469,715,000            293,000          295,099           2,099                --
        ZAR             1/18/02        6,668,000            535,024          553,522          18,498                --
        ZAR             1/22/02        3,910,000            318,119          324,279           6,160                --
                                                        -----------      -----------       ----------         --------
Total Forward Foreign Currency Purchase Contracts       $78,047,364      $79,027,171       $1,722,452         $742,645
                                                        ===========      ===========       ----------         --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency      Expiration       Foreign       on Origination        Current       Unrealized       Unrealized
  Sale Contracts          Date         Currency            Date              Value       Appreciation     Depreciation
------------------     ----------     ----------      --------------       ---------     -------------    -------------
        BRL              1/4/02        1,652,981          $ 708,218        $ 712,246         $    --           $ 4,028
        BRL              1/4/02        1,647,229            705,754          709,768              --             4,014
        BRL              2/8/02        3,166,800          1,300,000        1,332,548              --            32,548
        BRL              2/8/02        1,158,300            440,000          487,397              --            47,397
        CAD             1/31/02          835,936            528,600          524,869           3,731                --
        CHF             1/31/02          324,077            197,300          195,294           2,006                --
        CLP             2/27/02      200,925,000            292,808          301,396              --             8,588
        DKK             1/31/02       56,614,767          6,768,417        6,768,215             202                --
        DKK             1/31/02          890,118            104,900          106,412              --             1,512
        EUR             2/13/02        3,495,734          3,133,785        3,106,219          27,566                --
        EUR             3/18/02          521,286            468,939          462,630           6,309                --
        EUR             6/13/02          656,798            590,296          581,331           8,965                --
        EUR            12/10/02          830,000            750,426          732,384          18,042                --
        EUR             1/28/02          925,000            834,539          822,445          12,094                --
        EUR             2/13/02        2,015,080          1,812,554        1,790,548          22,006                --
        EUR             2/14/02        1,143,770          1,039,476        1,016,285          23,191                --
        EUR             2/15/02          858,945            786,649          763,177          23,472                --
        EUR             3/21/02          220,893            200,803          196,016           4,787                --
        EUR             4/30/02          212,000            195,650          187,888           7,762                --
        EUR             5/28/02          252,836            226,510          223,892           2,618                --
        EUR             1/31/02        5,918,201          5,264,240        5,261,400           2,840                --
        EUR             1/31/02        6,060,327          5,389,418        5,387,752           1,666                --
        EUR             1/31/02        1,310,409          1,164,600        1,164,980              --               380
        EUR             1/31/02        8,425,538          7,486,933        7,490,473              --             3,540
        EUR             1/31/02           32,447             28,813           28,846              --                33
        EUR             1/31/02           59,330             52,685           52,746              --                61
        EUR             1/31/02        1,385,462          1,228,905        1,231,704              --             2,799
        EUR             1/31/02          240,175            213,900          213,521             379                --
        EUR             1/31/02           87,555             77,973           77,838             135                --
        EUR             1/31/02           48,032             42,775           42,703              72                --
        EUR             1/31/02           26,040             23,150           23,150              --                --
        EUR             1/31/02          298,402            269,000          265,285           3,715                --
        EUR             1/31/02           48,218             43,444           42,866             578                --
        EUR             1/31/02           48,696             43,680           43,292             388                --
        EUR             1/31/02          155,110            138,800          137,896             904                --
        EUR             1/31/02           58,591             51,486           52,088              --               602
        EUR             1/31/02          118,521            104,565          105,367              --               802
        EUR             1/31/02           54,246             47,845           48,225              --               380
        EUR             1/31/02           57,094             50,357           50,758              --               401
        EUR             1/31/02          113,396             99,886          100,811              --               925
        EUR             1/31/02          209,786            184,792          186,504              --             1,712
        EUR             1/31/02          101,467             90,204           90,206              --                 2
        EUR             1/31/02          361,375            322,708          321,270           1,438                --
        EUR             1/31/02          105,105             94,700           93,441           1,259                --
        EUR             1/31/02           53,711             48,300           47,750             550                --
        EUR             1/31/02           17,934             16,123           15,944             179                --
        GBP             1/31/02           28,971             41,312           42,038              --               726
        GBP             1/31/02        4,876,905          6,912,086        7,076,750              --           164,664

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONCLUDED)

      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency      Expiration       Foreign       on Origination        Current       Unrealized       Unrealized
  Sale Contracts          Date         Currency            Date              Value       Appreciation     Depreciation
------------------     ----------     ----------      --------------       ---------     -------------    -------------
        GBP             1/31/02          113,084        $   160,200      $   164,094      $       --        $    3,894
        GBP             1/31/02           33,533             47,550           48,659              --             1,109
        GBP             1/31/02           74,040            107,209          107,437              --               228
        GBP             1/31/02           33,950             49,024           49,264              --               240
        GBP             1/31/02          139,420            202,856          202,309             547                --
        GBP             1/31/02           80,000            115,840          116,086              --               246
        GBP             1/31/02           83,627            120,132          121,349              --             1,217
        GBP             1/31/02           80,000            114,160          116,086              --             1,926
        GBP             1/31/02           25,354             36,066           36,791              --               725
        ILS             1/23/02        1,129,788            263,446          255,389           8,057                --
        JPY             1/31/02      175,314,086          1,443,413        1,340,260         103,153                --
        JPY             1/31/02      863,044,779          7,085,754        6,597,899         487,855                --
        JPY             1/31/02        8,231,260             67,469           62,927           4,542                --
        JPY             1/31/02       11,998,076             98,200           91,724           6,476                --
        JPY             1/31/02       38,007,708            315,600          290,566          25,034                --
        JPY             1/31/02        3,430,840             28,078           26,228           1,850                --
        JPY             1/31/02       95,022,602            756,700          726,439          30,261                --
        MXN             4/18/02        4,347,218            449,000          463,347              --            14,347
        MXN             6/11/02          723,985             73,389           76,234              --             2,845
        PLN              6/3/02        4,659,018          1,100,252        1,128,693              --            28,441
        VEB              1/3/02    1,289,875,000          1,682,811        1,695,105              --            12,294
                                                        -----------      -----------      ----------       -----------
Total Forward Foreign Currency Sale Contracts           $64,935,453      $64,433,450      $  844,629       $   342,626
                                                        ===========      ===========      ----------       -----------

Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts        $2,567,081       $ 1,085,271
                                                                                          ==========       ===========

As of December 31, 2001, the Portfolio had the following interest rate swap agreements outstanding:

       Swap               Notional              Rate                 Rate             Termination          Unrealized
   Counterparty            Amount             Received               Paid                Date                 Gain
--------------------   --------------         --------             --------           ----------           ----------
Deutsche Bank AG        1,829,000 MXN           12.75%             Variable+            8/27/03            $  6,060
JP Morgan Chase &Co.    4,991,000 MXN           13.45              Variable+             7/7/03              24,897
                                                                                                          ---------
                                                                                                            $30,957
                                                                                                          =========

+ The Portfolio pays interest based on the Mexican TIIE which fluctuates daily.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD MORTGAGE PORTFOLIO
ASSET-BACKED SECURITY--1.6%
 Capital Auto Receivables Asset Trust,
  Series 2000-2, Class A4,
  6.46%, 07/15/06
  (Identified cost $1,212,412) (e) ...................  $    1,170  $  1,207,651
                                                                    ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS--4.4%
 Banc of America Commercial
  Mortgage, Inc.,
  Series 2000-1, Class A1A,
  7.109%, 11/15/31 (e) ...............................         158       168,342
 CIT Equipment Collateral Trust,
  Series 2001-1, Class A3,
  5.23%, 10/20/04 (e) ................................       1,220     1,248,384
 First Union Commercial
  Mortgage Trust,
  Series 1999-C1, Class A2,
  6.07%, 10/15/35 ....................................       1,022     1,031,025
 First Union-Lehman Brothers-
  Bank of America,
  Series 1998-C2, Class A2,
  6.56%, 11/18/35 ....................................         360       374,741
 Morgan Stanley Dean Witter
  Capital I Trust:
  Series 2001-TOP1, Class A4,
  6.66%, 02/15/33 ....................................         240       247,836
  Series 2000-LIF2, Class A2,
  7.20%, 10/15/33 ....................................         350       372,488
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Identified cost $3,486,229) ........................                 3,442,816
                                                                    ------------
MORTGAGE PASS-THROUGH SECURITIES--90.9%
 Federal Home Loan Mortgage Corp.:
  Pool#E77662,
  6.00%, 07/01/14 (e) ................................          85        85,814
  Pool#E00763,
  6.00%, 11/01/14 (e) ................................          88        88,707
  Pool#E84574,
  6.00%, 07/01/16 (e) ................................         197       198,020
  Pool#E84978,
  6.00%, 08/01/16 (e) ................................         121       122,383
  Pool#C24962,
  6.00%, 04/01/29 (e) ................................         301       296,401
  Pool#C26047,
  6.00%, 04/01/29 (e) ................................          20        19,972
  Pool#C28051,
  6.00%, 06/01/29 (e) ................................          21        20,718
  Pool#C00834,
  6.00%, 07/01/29 (e) ................................         182       178,952

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
  Pool#C31323,
  6.00%, 09/01/29 (e) ................................  $      120  $    118,190
  Pool#C00891,
  6.00%, 10/01/29 (e) ................................          26        25,696
  Pool#C01166,
  6.00%, 04/01/31 (e) ................................         194       190,127
  Pool#C00610,
  6.50%, 05/01/28 (e) ................................         159       159,790
  Pool#C00835,
  6.50%, 07/01/29 (e) ................................         137       137,925
  Pool#C32962,
  6.50%, 11/01/29 (e) ................................          22        22,885
  Pool#C56445,
  6.50%, 08/01/31 (e) ................................         875       876,524
  Pool#C56521,
  6.50%, 08/01/31 (e) ................................         393       393,841
  Pool#D77111,
  7.00%, 04/01/26 (e) ................................          11        12,026
  Pool#G00815,
  7.00%, 12/01/27 (e) ................................         100       102,307
  Pool#G10890,
  7.50%, 12/01/13 (e) ................................          78        82,174
  Pool#E80531,
  7.50%, 05/01/15 (e) ................................          15        16,284
  Pool#C00856,
  7.50%, 08/01/29 (e) ................................          28        29,492
  Pool#C00882,
  7.50%, 11/01/29 (e) ................................          55        57,161
  Pool#C00910,
  7.50%, 01/01/30 (e) ................................          71        73,812
  Pool#G00924,
  8.00%, 03/01/28 (e) ................................          38        40,937
  Pool#C32971,
  8.00%, 11/01/29 (e) ................................          10        11,400
  6.00%, TBA .........................................       7,057     7,021,501
  6.50%, TBA .........................................      14,668    14,686,335
  7.00%, TBA .........................................       4,402     4,556,070
  7.50%, TBA .........................................       9,148     9,485,360
  8.00%, TBA .........................................       7,100     7,446,125
 Federal National Mortgage Association:
  Pool#545000,
  6.50%, 06/01/15 ....................................         171       176,117
  Pool#550415,
  7.00%, 11/01/15 ....................................         246       255,087
  Pool#355033,
  7.00%, 11/01/26 ....................................          12        12,862
  Pool#390065,
  7.00%, 06/01/27 ....................................          33        34,374
  Pool#549251,
  7.00%, 11/01/30 ....................................         435       443,686

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIOS OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
LAZARD MORTGAGE PORTFOLIO (CONCLUDED)
  Pool#581846,
  7.00%, 07/01/31 ....................................  $      232  $    237,324
  6.50%, TBA .........................................       4,380     4,442,694
  7.00%, TBA .........................................       7,690     7,834,187
 Government National Mortgage
  Association:
  Pool#475207,
  6.50%, 08/15/28 ....................................          99        99,652
  Pool#475562,
  6.50%, 09/15/28 ....................................         735       738,117
  Pool#486598,
  6.50%, 10/15/28 ....................................         390       391,419
  Pool#497216,
  6.50%, 03/15/29 ....................................         119       120,308
  Pool#557586,
  6.50%, 07/15/31 ....................................         465       467,535
  Pool#551120,
  6.50%, 08/15/31 ....................................         253       254,054
  Pool#781176,
  7.00%, 12/15/28 ....................................         317       323,961
  Pool#494837,
  7.00%, 06/15/29 ....................................         218       223,208
  Pool#485230,
  7.00%, 02/15/31 ....................................          99       101,912
  Pool#529740,
  7.00%, 02/15/31 ....................................         267       274,023
  Pool#520046,
  7.00%, 06/15/31 ....................................         329       336,962
  Pool#555110,
  7.00%, 08/15/31 ....................................         175       179,248
  Pool#462758,
  7.50%, 05/15/28 ....................................          16        17,256
  Pool#472630,
  7.50%, 05/15/28 ....................................          10        10,787
  Pool#531205,
  8.00%, 06/15/30 ....................................           9         9,842
  6.50%, TBA .........................................       3,025     3,035,406
  7.00%, TBA .........................................       3,905     3,987,981
                                                                    ------------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
 (Identified cost $70,912,248) .......................                70,564,931
                                                                    ------------

                                                          PRINCIPAL
                                                            AMOUNT
DESCRIPTION                                                  (000)     VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--74.9%
 Federal Home Loan Bank,
  1.65%, 01/14/02 (e) ................................  $   43,240 $ 43,214,236
 Federal Home Loan Mortgage Corp.,
  5.50%, 07/15/06 (e) ................................         600      616,686
 Federal National Mortgage Association,
  1.73%, 01/17/02 (e) ................................      14,300   14,289,005
                                                                   ------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $58,130,331) .......................               58,119,927
                                                                    ------------
COMMERCIAL PAPER--2.4%
 ChevronTexaco Corp.,
  1.76%, 01/02/02
  (Identified cost $1,899,851) (e) ...................      1,900     1,899,851
                                                                   ------------
REPURCHASE AGREEMENT--6.4%
 State Street Corp., 1.55%, 01/02/02
  (Dated 12/31/01, collateralized by
  $5,085,000 United States Treasury
  Bill, 3.04%, 05/02/02, with a
  value of $5,054,490)
  (Identified cost $4,955,000) (e) ...................      4,955     4,955,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $140,596,071) (b) ..................      180.6% $140,190,176
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ........................................      (80.6)  (62,559,624)
                                                            -----  ------------
NET ASSETS ...........................................      100.0% $ 77,630,552
                                                             =====  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

                                                             AGGREGATE              AGGREGATE                  NET
                                                               GROSS                  GROSS                UNREALIZED
                                     AGGREGATE              UNREALIZED             UNREALIZED             APPRECIATION
   PORTFOLIO                           COST                APPRECIATION           DEPRECIATION           (DEPRECIATION)
   ---------                     ----------------          -------------         --------------          ---------------
   Equity                         $ 182,124,123             $10,843,162           $ 15,004,226            $ (4,161,064)
   Mid Cap                           27,740,357               2,423,556                158,527               2,265,029
   Small Cap                        582,086,439              87,364,513             30,442,269              56,922,244
   International Equity           2,623,467,715              64,567,112            330,382,203            (265,815,091)
   International Small Cap          417,054,805              41,273,905             58,145,340             (16,871,435)
   Emerging Markets                 346,108,940              36,308,790             64,133,158             (27,824,368)
   International Equity Select        9,015,362                 228,060                 87,411                 140,649
   Bond                              55,924,746               1,048,100                451,230                 596,870
   High Yield                        85,196,489               1,988,042              3,091,113              (1,103,071)
   International Fixed-Income        18,971,601                 111,554              2,214,529              (2,102,975)
   Strategic Yield                  185,087,578               1,448,748              9,441,752              (7,993,004)
   Mortgage                         140,641,724                  17,560                469,108                (451,548)


(c) Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers."

(d) Variable rate security. Interest rate shown is the rate in effect at December 31, 2001.

(e) Segregated security for when-issued purchases, forward foreign currency contracts and/or forward roll transactions.

(f) Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2001, which may step up at a future date.

(g) Principal amount denominated in respective country's currency unless otherwise noted.

(h)  Date shown is the expiration date.

(i) Interest-only security. The principal amount shown represents the face value of the underlying security.

(j)  Issue in default.

(k)  Bankrupt security valued at zero.

(l)  Zero coupon security.

(m)  Maturity date shown is the final conversion date.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
ABBREVIATIONS:
--------------

ADR   -- American Depositary Receipt
ARS   -- American Registered Shares
GDR   -- Global Depositary Receipt
TBA   -- To Be Announced

CURRENCY TERMS:
---------------

AUD  -- Australian Dollar                KES  -- Kenyan Shilling
BRL  -- Brazilian Real                   KRW  -- South Korean Won
CAD  -- Canadian Dollar                  MXN  -- Mexican Peso
CHF  -- Swiss Franc                      NZD  -- New Zealand Dollar
CLP  -- Chilean Peso                     PEN  -- Peruvian Nouveau Sol
CNY  -- Chinese Yuan Renminbi            PHP  -- Philippine Peso
COP  -- Colombian Peso                   PLN  -- Polish Zloty
CRC  -- Costa Rican Colon                RUB  -- New Russian Ruble
CZK  -- Czech Koruna                     SEK  -- Swedish Krona
DKK  -- Danish Krone                     SKK  -- Slovakian Koruna
EGP  -- Egyptian Pound                   TRL  -- Turkish Lira
EUR  -- Euro                             USD  -- United States Dollar
GBP  -- British Pound Sterling           VEB  -- Venezuelan Bolivar
ILS  -- Israeli Shekel                   VND  -- Vietnam Dong
INR  -- Indian Rupee                     ZAR  -- South African Rand
JPY  -- Japanese Yen

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                        LAZARD            LAZARD           LAZARD            LAZARD
                                                     INTERNATIONAL     INTERNATIONAL      EMERGING        INTERNATIONAL
                                                        EQUITY           SMALL CAP         MARKETS        EQUITY SELECT
                                                       PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
INDUSTRY
Advertising                                                  --%              1.9%              --%               --%
Aerospace & Defense                                         1.0                --               --                --
Apparel & Textiles                                           --               2.2               --                --
Automotive                                                  4.2               1.5               --                --
Banking & Financial Services                               25.4               9.8             22.4              23.6
Brewery                                                     1.7                --              6.3               2.1
Broadcasting                                                 --               0.4              1.6                --
Building &Construction                                      2.1               2.9              1.1                --
Business Services & Supplies                                 --               7.0               --                --
Chemicals & Plastics                                        1.9               0.2              1.3                --
Computer Software                                            --               3.1               --                --
Computers & Business Equipment                               --               0.9              1.4                --
Conglomerates                                                --                --              0.9                --
Cosmetics & Toiletries                                       --                --               --               2.3
Diversified                                                 4.7               2.2               --                --
Drugs & Health Care                                         5.6               3.6              3.2              12.3
Electrical Equipment                                         --                --              3.2                --
Electronics                                                 8.0               3.1              1.6               2.3
Food & Beverages                                            3.9              11.1              1.7              12.1
Forest Products                                             0.5                --               --                --
Household Products & Home Furnishings                        --               5.5              1.1                --
Industrial & Machinery                                       --               3.7               --                --
Insurance                                                   3.9               3.7              3.6               9.1
Leisure & Entertainment                                      --               3.0               --                --
Manufacturing                                                --               1.5               --               3.1
Medical Products                                             --               2.9               --                --
Medical Supplies                                             --               1.1               --                --
Metals & Mining                                             2.1                --              3.9                --
Multimedia                                                  2.1                --               --               3.0
Oil & Gas                                                   9.7               1.5              6.7              12.2
Paper Products                                               --                --              2.2                --
Printing                                                     --               0.4               --                --
Publishing                                                  1.1               5.0               --                --
Restaurants                                                  --               1.6               --                --
Retail                                                      1.8               9.3              3.3                --
Services                                                     --               3.2               --                --
Semiconductor Manufacturers                                  --                --              1.8                --
Steel                                                        --               0.5              3.4                --
Telecommunications                                         11.9                --             19.1               6.0
Tobacco                                                     1.3               5.0              3.5                --
Transportation                                              1.4                --               --                --
Utilities                                                   4.0                --              3.8               3.0
                                                          -----             -----            -----             -----
Subtotal                                                   98.3              97.8             97.1              91.1
Repurchase Agreements                                       2.4               3.8              3.8              10.5
                                                          -----             -----            -----             -----
Total Investments                                         100.7%            101.6%           100.9%            101.6%
                                                          =====             =====            =====             =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS BY ASSET TYPE, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                    LAZARD            LAZARD
                                                 INTERNATIONAL       STRATEGIC
                                                 FIXED-INCOME          YIELD
                                                   PORTFOLIO         PORTFOLIO
                                                 ------------      ------------
ASSET TYPE
Asset-Backed Securities ......................           --%             18.1%
Collateralized Mortgage Obligations ..........           --               1.3
Commercial Paper .............................           --               2.5
Convertible Bonds ............................           --               0.3
Corporate Bonds ..............................         72.1              31.5
Foreign Government Obligations ...............         12.6               7.1
Mortgage Pass-Through Securities .............           --               4.6
Preferred Stocks .............................          0.2               1.8
Repurchase Agreements ........................           --               1.6
U.S. Government Securities ...................           --              29.3
U.S. Treasury Securities .....................           --               1.8
                                                       ----              ----
Total Investments ............................         84.9%             99.9%
                                                       ====              ====


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================


                      [THIS PAGE LEFT BLANK INTENTIONALLY.]

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                                                       LAZARD
                                                                       LAZARD          LAZARD         LAZARD        INTERNATIONAL
                                                                       EQUITY          MID CAP       SMALL CAP         EQUITY
                                                                      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value .............................    $177,882,059     $28,208,386    $615,206,683    $2,301,231,624
Repurchase Agreements, at value .................................          81,000       1,797,000      23,802,000        56,421,000
Cash ............................................................             859             821             155            12,278
Foreign currency ................................................              --              --              --         9,548,402
Receivables for:
  Investments sold ..............................................       1,891,394              --      13,573,989        14,081,856
  Dividends and interest ........................................         230,446          15,718         506,415         3,023,025
  Capital stock sold ............................................          79,190          15,403       1,003,092         6,519,234
  Gross appreciation on foreign currency contracts ..............              --              --              --                --
  Gross appreciation on swap agreements .........................              --              --              --                --
Collateral for securities on loan, at value .....................              --       5,969,254              --                --
Deferred organizational and offering expenses ...................              --           4,055              --                --
                                                                     ------------     -----------    ------------    --------------
Total assets ....................................................     180,164,948      36,010,637     654,092,334     2,390,837,419
                                                                     ------------     -----------    ------------    --------------
LIABILITIES
Due to Custodian:
  Cash ..........................................................              --              --              --                --
  Foreign currency ..............................................              --              --              --                --
Payables for:
  Investments purchased .........................................         522,980         688,002       1,080,498        11,104,264
  Capital stock repurchased .....................................       1,061,893           3,215       7,889,536        37,020,507
  Dividends payable .............................................              --              --              --                --
  Gross depreciation on foreign currency contracts ..............              --              --              --                --
Payable upon return of securities on loan .......................              --       5,969,254              --                --
Investment management fees payable ..............................         114,936           6,373         410,264         1,453,578
Accrued directors' fees payable .................................             784              93           2,738             9,693
Accrued distribution fees payable ...............................           8,088           1,532          14,212            25,146
Other accrued expenses and payables .............................          44,913          29,160          87,793           668,608
                                                                     ------------     -----------    ------------    --------------
Total liabilities ...............................................       1,753,594       6,697,629       9,485,041        50,281,796
                                                                     ------------     -----------    ------------    --------------
Net assets ......................................................    $178,411,354     $29,313,008    $644,607,293    $2,340,555,623
                                                                     ============     ===========    ============    ==============
NET ASSETS
Paid in capital .................................................    $190,980,669     $26,379,819    $570,099,641    $2,982,825,326
Undistributed (distributions in excess of)
  investment income--net ........................................         116,764              --         370,924         4,289,579
Unrealized appreciation (depreciation) on:
  Investments and swap agreements--net ..........................      (2,603,073)      2,653,802      60,402,621      (227,525,387)
  Foreign currency--net .........................................              --              --              --           135,944
Accumulated undistributed realized gain (loss)--net .............     (10,083,006)        279,387      13,734,107      (419,169,839)
                                                                     ------------     -----------    ------------    --------------
Net assets ......................................................    $178,411,354     $29,313,008    $644,607,293    $2,340,555,623
                                                                     ============     ===========    ============    ==============
INSTITUTIONAL SHARES
Net assets ......................................................    $141,328,913     $21,728,704    $575,076,754    $2,224,089,347
Shares of capital stock outstanding* ............................      10,025,389       2,041,924      32,492,106       222,189,526
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........    $      14.10     $     10.64    $      17.70    $        10.01
OPEN SHARES
Net assets ......................................................    $ 37,082,441     $ 7,584,304    $ 69,530,539    $  116,466,276
Shares of capital stock outstanding* ............................       2,634,812         717,284       3,934,559        11,703,788
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........    $      14.07     $     10.57    $      17.67    $         9.95
Cost of investments in securities and repurchase agreements .....    $180,566,132     $27,351,584    $578,606,062    $2,585,178,011
Cost of foreign currency ........................................    $         --     $        --    $         --    $    9,513,856

*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================



--------------------------------------------------------------------------------

      LAZARD        LAZARD         LAZARD                                            LAZARD          LAZARD
   INTERNATIONAL   EMERGING     INTERNATIONAL      LAZARD           LAZARD        INTERNATIONAL     STRATEGIC        LAZARD
     SMALL CAP      MARKETS     EQUITY SELECT       BOND          HIGH YIELD      FIXED-INCOME        YIELD         MORTGAGE
     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

$385,307,370     $306,192,572     $8,208,011     $56,521,616     $ 77,541,418     $16,868,626     $174,218,574     $135,235,176
  14,876,000       12,092,000        948,000              --        6,552,000              --        2,876,000        4,955,000
         200            3,333            508              --              834              --              847              346
   1,925,142        1,479,716             --              --               --              --          129,975               --

          --        1,218,462             --       1,102,582               --       3,570,343            9,462        7,007,979
     368,976          597,953          3,927         720,003        1,682,429         340,708        1,838,670          364,947
     914,857          145,074             25              58              329         245,715        6,287,813           12,377
          --               --             --              --               --         935,772        2,567,081               --
          --               --             --              --               --           1,401           30,957               --
  28,249,062       59,534,172             --              --               --              --               --               --
          --               --            577              --            4,835              --               --               --
------------     ------------     ----------     -----------     ------------     -----------     ------------     ------------
 431,641,607      381,263,282      9,161,048      58,344,259       85,781,845      21,962,565      187,959,379      147,575,825
------------     ------------     ----------     -----------     ------------     -----------     ------------     ------------


          --               --             --          93,616               --          83,929               --               --
          --               --             --              --               --         827,519               --               --

   1,925,142        4,111,197        132,479       5,339,946        1,895,817          86,505        9,423,575       69,912,432
   7,401,335        1,848,401             --             500            5,000          39,841           15,541               --
          --               --             --          27,308           24,523             200           59,432            5,474
          --               --             --              --               --         929,428        1,085,271               --
  28,249,062       59,534,172             --              --               --              --               --               --
     255,105          276,976            515          28,970          108,399          95,066          112,166           17,129
       1,629            1,303              2             238              298             194              847              121
         858            1,544             58           1,877            2,597           3,436            1,406               --
      89,355          170,180         13,687          32,046           29,052          37,284           55,073           10,117
------------     ------------     ----------     -----------     ------------     -----------     ------------     ------------
  37,922,486       65,943,773        146,741       5,524,501        2,065,686       2,103,402       10,753,311       69,945,273
------------     ------------     ----------     -----------     ------------     -----------     ------------     ------------
$393,719,121     $315,319,509     $9,014,307     $52,819,758     $ 83,716,159     $19,859,163     $177,206,068     $ 77,630,552
============     ============     ==========     ===========     ============     ===========     ============     ============

$414,194,079     $418,183,408     $8,883,720     $58,735,362     $126,534,625     $25,739,552     $250,181,284     $ 78,422,613

     (81,425)        (124,900)           844        (146,907)              --      (1,700,946)      (1,142,099)          15,937

 (16,348,571)     (24,500,112)       140,649         730,298       (1,032,984)     (2,005,519)      (7,498,391)        (405,895)
      22,309          (12,703)            --              --               --          10,080        1,478,985               --
  (4,067,271)     (78,226,184)       (10,906)     (6,498,995)     (41,785,482)     (2,184,004)     (65,813,711)        (402,103)
------------     ------------     ----------     -----------     ------------     -----------     ------------     ------------
$393,719,121     $315,319,509     $9,014,307     $52,819,758     $ 83,716,159     $19,859,163     $177,206,068     $ 77,630,552
============     ============     ==========     ===========     ============     ===========     ============     ============

$390,277,773     $308,607,828     $8,580,086     $44,012,713     $ 71,467,390     $18,543,472     $170,589,930     $ 77,630,552
  33,699,290       42,736,911        937,949       4,603,503       12,013,527       2,050,193       21,852,473        7,547,321
$      11.58     $       7.22     $     9.15     $      9.56     $       5.95     $      9.04     $       7.81     $      10.29

$  3,441,348     $  6,711,681     $  434,221     $ 8,807,045     $ 12,248,769     $ 1,315,691     $  6,616,138              N/A
     298,378          927,234         47,429         921,653        2,057,861         147,227          846,806              N/A
$      11.53     $       7.24     $     9.16     $      9.56     $       5.95     $      8.94     $       7.81              N/A
$416,531,941     $342,784,684     $9,015,362     $55,791,318     $ 85,126,402     $18,875,546     $184,623,922     $140,596,071
$  1,921,642     $  1,497,799     $       --     $        --     $         --     $   819,118     $    127,696     $         --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                                                       LAZARD
                                                                       LAZARD          LAZARD         LAZARD        INTERNATIONAL
                                                                       EQUITY          MID CAP       SMALL CAP         EQUITY
                                                                      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
  Interest ......................................................    $    256,688     $   52,687     $  1,304,124     $   3,304,611
  Dividends .....................................................       3,393,535        334,018        7,215,465        44,823,729
                                                                     ------------     ----------     ------------     -------------
Total investment income* ........................................       3,650,223        386,705        8,519,589        48,128,340
                                                                     ------------     ----------     ------------     -------------
EXPENSES:
  Management fees ...............................................       1,592,695        170,597        5,161,413        19,559,773
  Administration fees ...........................................          87,469         49,548          182,632           405,785
  Distribution fees (Open Shares) ...............................         120,994         17,129          171,548           343,426
  Custodian fees ................................................          85,833         65,566          171,296         2,856,335
  Professional services .........................................          41,420         34,516           59,662           128,415
  Registration fees .............................................          23,742         18,516           21,957            32,172
  Shareholders' services ........................................          66,214         50,143           87,679           137,446
  Directors' fees and expenses ..................................          12,161          1,284           39,374           149,887
  Shareholders' reports .........................................           8,927          2,788           18,220            40,455
  Amortization of organizational and offering expenses ..........              --          4,829               --                --
  Other .........................................................           8,947          2,316           25,115           167,932
                                                                     ------------     ----------     ------------     -------------
Total expenses before fees waived and expenses reimbursed .......       2,048,402        417,232        5,938,896        23,821,626
  Management fees waived and expenses reimbursed ................              --       (157,952)              --                --
  Administration fees waived ....................................              --             --               --                --
  Expense reductions ............................................            (101)           (65)         (17,786)           (1,952)
                                                                     ------------     ----------     ------------     -------------
Expenses--net ...................................................       2,048,301        259,215        5,921,110        23,819,674
                                                                     ------------     ----------     ------------     -------------
INVESTMENT INCOME (LOSS)--NET ...................................       1,601,922        127,490        2,598,479        24,308,666
                                                                     ------------     ----------     ------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, SWAP AGREEMENTS AND
  FOREIGN CURRENCY--NET
  Realized gain (loss) on:
    Investments and swap agreements--net** ......................      (5,279,029)     2,685,775      125,607,248      (404,491,784)
    Foreign currency--net .......................................              --             --               --        (9,961,216)
  Change in net unrealized appreciation (depreciation) on:
    Investments and swap agreements--net ........................      (8,285,630)       211,688      (19,791,192)     (356,998,967)
    Foreign currency--net .......................................              --             --               --           537,090
                                                                     ------------     ----------     ------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  SWAP AGREEMENTS AND FOREIGN CURRENCY--NET .....................     (13,564,659)     2,897,463      105,816,056      (770,914,877)
                                                                     ------------     ----------     ------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................................    $(11,962,737)    $3,024,953     $108,414,535     $(746,606,211)
                                                                     ============     ==========     ============     =============
*Net of foreign withholding taxes of ............................    $         --     $       --     $         --     $   6,718,856
                                                                     ============     ==========     ============     =============
**Net of foreign capital gains taxes of .........................    $         --     $       --     $         --     $          --
                                                                     ============     ==========     ============     =============

***Portfolio commenced operations on May 31, 2001.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

===================================================================================================================================
      LAZARD         LAZARD          LAZARD                                            LAZARD           LAZARD
   INTERNATIONAL    EMERGING      INTERNATIONAL     LAZARD            LAZARD        INTERNATIONAL      STRATEGIC         LAZARD
     SMALL CAP       MARKETS      EQUITY SELECT      BOND           HIGH YIELD      FIXED-INCOME         YIELD          MORTGAGE
     PORTFOLIO      PORTFOLIO     PORTFOLIO***     PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------


$    699,944      $    803,686      $  2,705       $3,680,234       $ 8,373,118       $ 3,038,089      $ 14,971,555      $ 528,823
   7,821,385         6,260,465         5,612               --           604,407             1,765           434,048             --
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------
   8,521,329         7,064,151         8,317        3,680,234         8,977,525         3,039,854        15,405,603        528,823
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------

   2,625,167         3,203,300         5,486          290,046           534,295           471,392         1,672,222         57,387
     115,001           109,064        25,754           56,604            59,246            57,569            89,693         40,930
       7,185            14,199           110           24,271            30,567            56,843            20,652             --
     452,134           696,199         9,020           81,139            68,439           136,463           189,682         14,002
      46,168            45,850        22,009           36,146            36,287            36,395            42,600         48,633
      24,217            24,454         9,460           18,827            19,316            17,083            18,439          8,519
      54,412            57,103        29,689           51,247            46,500            49,074            55,702         23,087
      19,837            18,205            12            3,310             3,974             3,644            12,751            601
       4,868             5,294           235            3,270             1,316             1,677             5,487            174
          --                --           799               --             4,847                --                --          1,364
      14,441            13,460           871            3,610             4,047             3,896             8,948          1,223
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------
   3,363,430         4,187,128       103,445          568,470           808,834           834,036         2,116,176        195,920
     (17,154)          (22,634)      (69,583)         (24,254)         (237,596)          (89,826)               --        (76,054)
          --                --       (25,625)              --                --                --                --        (26,563)
          --                --          (683)              --                --                --            (4,841)           (50)
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------
   3,346,276         4,164,494         7,554          544,216           571,238           744,210         2,111,335         93,253
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------
   5,175,053         2,899,657           763        3,136,018         8,406,287         2,295,644        13,294,268        435,570
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------



   4,161,656       (30,680,798)      (10,906)         776,338       (18,818,427)       (3,360,898)      (17,180,759)      (107,585)
    (647,646)         (592,578)           --               --                --          (813,480)        3,830,431             --

 (33,115,413)       16,310,653       140,649          347,117        12,874,077        (1,456,697)        7,077,263       (472,897)
      95,932            (2,002)           --               --                --          (370,378)        1,860,878             --
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------

 (29,505,471)      (14,964,725)      129,743        1,123,455        (5,944,350)       (6,001,453)       (4,412,187)      (580,482)
------------      ------------      --------       ----------       -----------       -----------      ------------      ---------

$(24,330,418)     $(12,065,068)     $130,506       $4,259,473       $ 2,461,937       $(3,705,809)     $  8,882,081      $(144,912)
============      ============      ========       ==========       ===========       ===========      ============      =========
$    995,605      $    850,343      $    944       $       --       $        --       $        --      $      9,861      $      --
============      ============      ========       ==========       ===========       ===========      ============      =========
$         --      $         --      $     --       $       --       $        --       $     2,984      $     64,693      $      --
============      ============      ========       ==========       ===========       ===========      ============      =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------
                                                                                     LAZARD EQUITY PORTFOLIO
                                                                                ---------------------------------
                                                                                  YEAR ENDED        YEAR ENDED
                                                                                 DECEMBER 31,      DECEMBER 31,
                                                                                     2001              2000
-----------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income (loss)--net ...........................................     $   1,601,922      $   2,673,847
  Realized gain (loss) on investments and foreign currency--net ...........        (5,279,029)        57,395,103
  Change in unrealized appreciation (depreciation)--net ...................        (8,285,630)       (72,695,600)
                                                                                -------------      -------------
Net increase (decrease) in net assets resulting from operations ...........       (11,962,737)       (12,626,650)
                                                                                -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income--net
    Institutional Shares ..................................................        (1,248,125)        (2,247,859)
    Open Shares ...........................................................          (236,944)          (538,355)
  From realized gains--net
    Institutional Shares ..................................................       (14,656,459)       (34,523,152)
    Open Shares ...........................................................        (4,255,190)       (11,843,078)
                                                                                -------------      -------------
Net decrease in net assets resulting from distributions ...................       (20,396,718)       (49,152,444)
                                                                                -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales
    Institutional Shares ..................................................        26,766,243         61,385,178
    Open Shares ...........................................................        14,252,473         27,266,542
  Net proceeds in connection with acquisition of Global Equity Portfolio
    Institutional Shares ..................................................                --                 --
    Open Shares ...........................................................                --                 --
  Net proceeds from reinvestment of distributions
    Institutional Shares ..................................................        15,605,486         35,428,274
    Open Shares ...........................................................         4,354,343         12,240,399
  Cost of shares redeemed
    Institutional Shares ..................................................       (63,364,605)      (240,500,025)
    Open Shares ...........................................................       (36,526,716)       (84,011,522)
                                                                                -------------      -------------
Net increase (decrease) in net assets from capital stock transactions .....       (38,912,776)      (188,191,154)
                                                                                -------------      -------------
Total increase (decrease) in net assets ...................................       (71,272,231)      (249,970,248)
Net assets at beginning of year ...........................................       249,683,585        499,653,833
                                                                                -------------      -------------
Net assets at end of year* ................................................     $ 178,411,354      $ 249,683,585
                                                                                =============      =============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
  Shares outstanding at beginning of year .................................        11,217,212         17,915,506
                                                                                -------------      -------------
  Shares sold .............................................................         1,728,480          3,066,282
  Shares issued in connection with acquisition of Global Equity Portfolio .                --                 --
  Shares issued to shareholders from reinvestment of distributions ........         1,048,419          2,103,844
  Shares repurchased ......................................................        (3,968,722)       (11,868,420)
                                                                                -------------      -------------
  Net increase (decrease) .................................................        (1,191,823)        (6,698,294)
                                                                                -------------      -------------
  Shares outstanding at end of year .......................................        10,025,389         11,217,212
                                                                                =============      =============
OPEN SHARES:
  Shares outstanding at beginning of year .................................         3,722,698          5,796,320
                                                                                -------------      -------------
  Shares sold .............................................................           921,182          1,349,595
  Shares issued in connection with acquisition of Global Equity Portfolio .                --                 --
  Shares issued to shareholders from reinvestment of distributions ........           292,381            723,431
  Shares repurchased ......................................................        (2,301,449)        (4,146,648)
                                                                                -------------      -------------
  Net increase (decrease) .................................................        (1,087,886)        (2,073,622)
                                                                                -------------      -------------
  Shares outstanding at end of year .......................................         2,634,812          3,722,698
                                                                                =============      =============
*Includes undistributed (distributions in excess of) investment income--net     $     116,764      $          --
                                                                                =============      =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================

----------------------------------------------------------------------------------------------------------------
   LAZARD MID CAP PORTFOLIO            LAZARD SMALL CAP PORTFOLIO         LAZARD INTERNATIONAL EQUITY PORTFOLIO
-------------------------------   -----------------------------------   ----------------------------------------
 YEAR ENDED        YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED
 DECEMBER 31,     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
    2001             2000                2001                2000              2001                2000
----------------------------------------------------------------------------------------------------------------

$    127,490      $     33,746      $   2,598,479      $   4,373,558      $    24,308,666      $    32,069,212
   2,685,775         1,926,999        125,607,248         (2,188,363)        (414,453,000)         351,826,328
     211,688         3,016,366        (19,791,192)       123,418,898         (356,461,877)        (756,978,908)
------------      ------------      -------------      -------------      ---------------      ---------------
   3,024,953         4,977,111        108,414,535        125,604,093         (746,606,211)        (373,083,368)
------------      ------------      -------------      -------------      ---------------      ---------------


    (106,886)          (45,560)        (2,579,512)       (10,388,013)             (42,220)         (34,532,302)
     (24,044)             (708)           (64,656)          (532,442)                  --           (1,430,879)

  (2,749,584)       (2,769,172)       (97,208,960)       (38,162,605)         (24,111,584)        (352,683,226)
  (1,177,061)         (836,056)       (10,916,659)        (2,720,900)          (1,340,517)         (17,721,930)
------------      ------------      -------------      -------------      ---------------      ---------------
  (4,057,575)       (3,651,496)      (110,769,787)       (51,803,960)         (25,494,321)        (406,368,337)
------------      ------------      -------------      -------------      ---------------      ---------------


   7,928,457         4,440,827        190,390,940        461,592,135        1,945,027,728        2,499,587,908
   4,053,520         3,970,363         91,239,379         89,818,313          634,542,979          425,016,149

          --                --                 --                 --           81,288,941                   --
          --                --                 --                 --            2,952,867                   --

   2,138,700         2,330,690         94,521,126         42,677,429           23,526,644          365,319,055
     953,040           705,002         10,893,095          3,220,070            1,128,146           16,449,785

  (2,954,225)      (19,643,155)      (439,301,259)      (748,772,609)      (2,093,454,514)      (2,701,895,463)
  (3,459,758)      (12,988,297)       (98,676,422)      (117,797,644)        (631,516,136)        (398,090,043)
------------      ------------      -------------      -------------      ---------------      ---------------
   8,659,734       (21,184,570)      (150,933,141)      (269,262,306)         (36,503,345)         206,387,391
------------      ------------      -------------      -------------      ---------------      ---------------
   7,627,112       (19,858,955)      (153,288,393)      (195,462,173)        (808,603,877)        (573,064,314)
  21,685,896        41,544,851        797,895,686        993,357,859        3,149,159,500        3,722,223,814
------------      ------------      -------------      -------------      ---------------      ---------------
$ 29,313,008      $ 21,685,896      $ 644,607,293      $ 797,895,686      $ 2,340,555,623      $ 3,149,159,500
============      ============      =============      =============      ===============      ===============


   1,350,976         2,553,780         40,414,908         54,749,412          223,097,242          207,337,268
------------      ------------      -------------      -------------      ---------------      ---------------
     745,763           392,767         10,326,305         27,339,672          171,818,188          161,834,339
          --                --                 --                 --            8,377,479                   --
     199,576           229,218          5,527,335          2,550,600            2,150,297           26,927,629
    (254,391)       (1,824,789)       (23,776,442)       (44,224,776)        (183,253,680)        (173,001,994)
------------      ------------      -------------      -------------      ---------------      ---------------
     690,948        (1,202,804)        (7,922,802)       (14,334,504)            (907,716)          15,759,974
------------      ------------      -------------      -------------      ---------------      ---------------
   2,041,924         1,350,976         32,492,106         40,414,908          222,189,526          223,097,242
============      ============      =============      =============      ===============      ===============

     561,206         1,306,121          3,753,674          5,233,657           10,976,004            7,994,053
------------      ------------      -------------      -------------      ---------------      ---------------
     367,933           372,166          4,915,338          5,305,280           56,203,294           27,888,419
          --                --                 --                 --              306,015                   --
      89,312            69,868            638,307            193,580              103,582            1,217,140
    (301,167)       (1,186,949)        (5,372,760)        (6,978,843)         (55,885,107)         (26,123,608)
------------      ------------      -------------      -------------      ---------------      ---------------
     156,078          (744,915)           180,885         (1,479,983)             727,784            2,981,951
------------      ------------      -------------      -------------      ---------------      ---------------
     717,284           561,206          3,934,559          3,753,674           11,703,788           10,976,004
============      ============      =============      =============      ===============      ===============
$         --      $         --      $     370,924      $     237,513      $     4,289,579      $   (14,949,699)
============      ============      =============      =============      ===============      ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------
                                                                               LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
                                                                               ----------------------------------------
                                                                                     YEAR ENDED         YEAR ENDED
                                                                                    DECEMBER 31,       DECEMBER 31,
                                                                                        2001               2000
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income (loss)--net .............................................     $   5,175,053      $   3,311,114
  Realized gain (loss) on investments and foreign currency--net .............         3,514,010          9,285,874
  Change in unrealized appreciation (depreciation)--net .....................       (33,019,481)       (24,600,800)
                                                                                  -------------      -------------
Net increase (decrease) in net assets resulting from operations .............       (24,330,418)       (12,003,812)
                                                                                  -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income--net
    Institutional Shares ....................................................        (4,563,670)        (2,695,984)
    Open Shares .............................................................           (30,803)            (5,161)
  From realized gains--net
    Institutional Shares ....................................................                --        (18,843,531)
    Open Shares .............................................................                --           (103,638)
                                                                                  -------------      -------------
Net decrease in net assets resulting from distributions .....................        (4,594,473)       (21,648,314)
                                                                                  -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales
    Institutional Shares ....................................................       260,652,498        315,369,343
    Open Shares .............................................................        59,788,773          9,859,578
  Net proceeds from reinvestment of distributions
    Institutional Shares ....................................................         4,071,244         20,585,318
    Open Shares .............................................................           160,826            106,983
  Cost of shares redeemed
    Institutional Shares ....................................................      (187,255,561)      (178,275,031)
    Open Shares .............................................................       (58,230,864)       (10,662,003)
                                                                                  -------------      -------------
Net increase (decrease) in net assets from capital stock transactions .......        79,186,916        156,984,188
                                                                                  -------------      -------------
Total increase (decrease) in net assets .....................................        50,262,025        123,332,062
Net assets at beginning of year .............................................       343,457,096        220,125,034
                                                                                  -------------      -------------
Net assets at end of year* ..................................................     $ 393,719,121      $ 343,457,096
                                                                                  =============      =============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
  Shares outstanding at beginning of year ...................................        27,193,777         15,418,580
                                                                                  -------------      -------------
  Shares sold ...............................................................        21,945,154         22,800,776
  Shares issued to shareholders from reinvestment of distributions ..........           355,086          1,661,402
  Shares repurchased ........................................................       (15,794,727)       (12,686,981)
                                                                                  -------------      -------------
  Net increase (decrease) ...................................................         6,505,513         11,775,197
                                                                                  -------------      -------------
  Shares outstanding at end of year .........................................        33,699,290         27,193,777
                                                                                  =============      =============
OPEN SHARES:
  Shares outstanding at beginning of year ...................................           131,623            173,602
                                                                                  -------------      -------------
  Shares sold ...............................................................         4,986,204            755,609
  Shares issued to shareholders from reinvestment of distributions ..........            13,872              8,621
  Shares repurchased ........................................................        (4,833,321)          (806,209)
                                                                                  -------------      -------------
  Net increase (decrease) ...................................................           166,755            (41,979)
                                                                                  -------------      -------------
  Shares outstanding at end of year .........................................           298,378            131,623
                                                                                  =============      =============
 * Includes undistributed (distributions in excess of) investment income--net     $     (81,425)     $     (14,360)
                                                                                  =============      =============
** Portfolio commenced operations on May 31, 2001.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 -------------------------------------------------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO     LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO            LAZARD BOND PORTFOLIO
----------------------------------     --------------------------------------------       --------------------------------
   YEAR ENDED         YEAR ENDED                      PERIOD ENDED                         YEAR ENDED         YEAR ENDED
  DECEMBER 31,       DECEMBER 31,                     DECEMBER 31,                        DECEMBER 31,       DECEMBER 31,
      2001               2000                            2001**                              2001               2000
--------------------------------------------------------------------------------------------------------------------------

$   2,899,657      $   2,325,246                     $       763                          $  3,136,018      $   5,125,720
  (31,273,376)         6,299,970                         (10,906)                              776,338         (2,622,044)
   16,308,651       (134,788,589)                        140,649                               347,117          2,696,711
-------------      -------------                     -----------                          ------------      -------------
  (12,065,068)      (126,163,373)                        130,506                             4,259,473          5,200,387
-------------      -------------                     -----------                          ------------      -------------


   (2,665,662)          (821,557)                         (4,765)                           (2,628,400)        (4,471,964)
      (34,843)                --                              --                              (510,688)          (647,088)

           --                 --                              --                                    --                 --
           --                 --                              --                                    --                 --
-------------      -------------                     -----------                          ------------      -------------
   (2,700,505)          (821,557)                         (4,765)                           (3,139,088)        (5,119,052)
-------------      -------------                     -----------                          ------------      -------------


  290,044,436        391,151,848                       8,668,436                            29,194,189         67,422,399
   41,611,179          1,805,250                         426,000                            79,748,733         19,635,208

    2,515,204            750,606                           4,616                             2,305,059          3,918,798
       26,413                 --                              --                               413,275            581,833

 (286,763,102)      (415,547,373)                       (210,486)                          (43,319,757)      (108,057,252)
  (40,498,793)        (3,794,685)                             --                           (82,946,538)       (20,439,987)
-------------      -------------                     -----------                          ------------      -------------
    6,935,337        (25,634,354)                      8,888,566                           (14,605,039)       (36,939,001)
-------------      -------------                     -----------                          ------------      -------------
   (7,830,236)      (152,619,284)                      9,014,307                           (13,484,654)       (36,857,666)
  323,149,745        475,769,029                              --                            66,304,412        103,162,078
-------------      -------------                     -----------                          ------------      -------------
$ 315,319,509      $ 323,149,745                     $ 9,014,307                          $ 52,819,758      $  66,304,412
=============      =============                     ===========                          ============      =============


   42,246,142         43,466,805                              --                             5,852,741          9,853,933
-------------      -------------                     -----------                          ------------      -------------
   39,269,503         42,815,951                         960,804                             3,065,623          7,296,990
      350,790             98,259                             515                               241,107            425,174
  (39,129,524)       (44,134,873)                        (23,370                    )       (4,555,968)       (11,723,356)
-------------      -------------                     -----------                          ------------      -------------
      490,769         (1,220,663)                        937,949                            (1,249,238)        (4,001,192)
-------------      -------------                     -----------                          ------------      -------------
   42,736,911         42,246,142                         937,949                             4,603,503          5,852,741
=============      =============                     ===========                          ============      =============

      724,435            977,024                              --                             1,222,954          1,248,705
-------------      -------------                     -----------                          ------------      -------------
    5,902,193            185,304                          47,429                             8,411,660          2,118,772
        3,689                 --                              --                                43,196             63,104
   (5,703,083)          (437,893)                             --                            (8,756,157)        (2,207,627)
-------------      -------------                     -----------                          ------------      -------------
      202,799           (252,589)                         47,429                              (301,301)           (25,751)
-------------      -------------                     -----------                          ------------      -------------
      927,234            724,435                          47,429                               921,653          1,222,954
=============      =============                     ===========                          ============      =============
$    (124,900)     $     437,094                     $       844                          $   (146,907)     $    (160,984)
=============      =============                     ===========                          ============      =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                                     LAZARD HIGH YIELD PORTFOLIO
                                                                                  ----------------------------------
                                                                                    YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31,        DECEMBER 31,
                                                                                       2001               2000
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income (loss)--net .............................................     $   8,406,287      $  11,441,269
  Realized gain (loss) on investments, swap agreements and foreign currency--net    (18,818,427)       (15,237,238)
  Change in unrealized appreciation (depreciation)--net .....................        12,874,077        (11,917,431)
                                                                                  -------------      -------------
Net increase (decrease) in net assets resulting from operations .............         2,461,937        (15,713,400)
                                                                                  -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income--net
    Institutional Shares ....................................................        (6,992,230)        (9,618,423)
    Open Shares .............................................................        (1,414,057)        (1,823,113)
  From realized gains--net
    Institutional Shares ....................................................                --                 --
    Open Shares .............................................................                --                 --
  From capital
    Institutional Shares ....................................................                --                 --
    Open Shares .............................................................                --                 --
                                                                                  -------------      -------------
Net decrease in net assets resulting from distributions .....................        (8,406,287)       (11,441,536)
                                                                                  -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales
    Institutional Shares ....................................................        28,754,762         25,318,514
    Open Shares .............................................................         3,072,449         18,463,169
  Net proceeds from reinvestment of distributions
    Institutional Shares ....................................................         6,559,195          9,384,119
    Open Shares .............................................................         1,384,015          1,532,612
  Cost of shares redeemed
    Institutional Shares ....................................................       (24,709,902)       (30,149,120)
    Open Shares .............................................................        (4,703,853)        (3,060,285)
                                                                                  -------------      -------------
Net increase (decrease) in net assets from capital stock transactions .......        10,356,666         21,489,009
                                                                                  -------------      -------------
Total increase (decrease) in net assets .....................................         4,412,316         (5,665,927)
Net assets at beginning of year .............................................        79,303,843         84,969,770
                                                                                  -------------      -------------
Net assets at end of year* ..................................................     $  83,716,159      $  79,303,843
                                                                                  =============      =============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
  Shares outstanding at beginning of year ...................................        10,008,954          9,535,605
                                                                                  -------------      -------------
  Shares sold ...............................................................         4,573,006          3,514,904
  Shares issued to shareholders from reinvestment of distributions ..........         1,027,842          1,219,224
  Shares repurchased ........................................................        (3,596,275)        (4,260,779)
                                                                                  -------------      -------------
  Net increase (decrease) ...................................................         2,004,573            473,349
                                                                                  -------------      -------------
  Shares outstanding at end of year .........................................        12,013,527         10,008,954
                                                                                  =============      =============
OPEN SHARES:
  Shares outstanding at beginning of year ...................................         2,061,919            148,700
                                                                                  -------------      -------------
  Shares sold ...............................................................           467,150          2,162,719
  Shares issued to shareholders from reinvestment of distributions ..........           216,515            205,098
  Shares repurchased ........................................................          (687,723)          (454,598)
                                                                                  -------------      -------------
  Net increase (decrease) ...................................................            (4,058)         1,913,219
                                                                                  -------------      -------------
  Shares outstanding at end of year .........................................         2,057,861          2,061,919
                                                                                  =============      =============
 *  Includes undistributed (distributions in excess of) investment income--net    $          --      $          --
                                                                                  =============      =============
** Portfolio commenced operations on December 29, 2000.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------
     LAZARD INTERNATIONAL
     FIXED-INCOME PORTFOLIO         LAZARD STRATEGIC YIELD PORTFOLIO           LAZARD MORTGAGE PORTFOLIO
-------------------------------     ---------------------------------     ------------------------------------
  YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED          YEAR ENDED          PERIOD ENDED
 DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
     2001              2000              2001               2000                2001                2000**
--------------------------------------------------------------------------------------------------------------
$  2,295,644      $  2,850,344      $  13,294,268      $  20,396,733      $       435,570      $            36
  (4,174,378)       (5,092,537)       (13,350,328)       (11,091,601)            (107,585)                  --
  (1,827,075)       (1,201,237)         8,938,141         (5,130,833)            (472,897)                  45
------------      ------------      -------------      -------------      ---------------      ---------------
  (3,705,809)       (3,443,430)         8,882,081          4,174,299             (144,912)                  81
------------      ------------      -------------      -------------      ---------------      ---------------


     (13,502)               --        (12,879,019)       (30,158,141)            (436,936)                 (36)
      (7,682)               --           (445,881)        (1,345,778)                  --                   --

          --                --                 --                 --             (277,226)                  --
          --                --                 --                 --                   --                   --

    (501,824)         (812,428)                --                 --                   --                   --
    (285,509)         (143,218)                --                 --                   --                   --
------------      ------------      -------------      -------------      ---------------      ---------------
    (808,517)         (955,646)       (13,324,900)       (31,503,919)            (714,162)                 (36)
------------      ------------      -------------      -------------      ---------------      ---------------


  18,645,669        10,333,776        131,288,520         72,949,621           79,433,502              100,000
  22,706,803        22,829,224         23,903,863         26,149,984                   --                   --

     487,858           801,686         11,949,392         27,375,427              573,732                   --
     270,960           143,376            383,444          1,089,388                   --                   --

 (60,350,688)      (17,371,090)      (208,533,685)      (140,214,583)          (1,617,653)                  --
 (44,106,155)       (3,272,741)       (27,137,453)       (32,376,702)                  --                   --
------------      ------------      -------------      -------------      ---------------      ---------------
 (62,345,553)       13,464,231        (68,145,919)       (45,026,865)          78,389,581              100,000
------------      ------------      -------------      -------------      ---------------      ---------------
 (66,859,879)        9,065,155        (72,588,738)       (72,356,485)          77,530,507              100,045
  86,719,042        77,653,887        249,794,806        322,151,291              100,045                   --
------------      ------------      -------------      -------------      ---------------      ---------------
$ 19,859,163      $ 86,719,042      $ 177,206,068      $ 249,794,806      $    77,630,552      $       100,045
============      ============      =============      =============      ===============      ===============


   6,606,781         7,252,221         30,161,493         34,670,734               10,000                   --
------------      ------------      -------------      -------------      ---------------      ---------------
   1,990,814         1,072,625         16,591,227          8,430,468            7,641,003               10,000
      52,761            84,099          1,502,386          3,278,451               56,015                   --
  (6,600,163)       (1,802,164)       (26,402,633)       (16,218,160)            (159,697)                  --
------------      ------------      -------------      -------------      ---------------      ---------------
  (4,556,588)         (645,440)        (8,309,020)        (4,509,241)           7,537,321               10,000
------------      ------------      -------------      -------------      ---------------      ---------------
   2,050,193         6,606,781         21,852,473         30,161,493            7,547,321               10,000
============      ============      =============      =============      ===============      ===============

   2,444,698           372,893          1,209,528          1,816,497                   --                   --
------------      ------------      -------------      -------------      ---------------      ---------------
   2,482,809         2,395,420          3,035,801          3,087,124                   --                   --
      29,402            15,312             48,388            129,992                   --                   --
  (4,809,682)         (338,927)        (3,446,911)        (3,824,085)                  --                   --
------------      ------------      -------------      -------------      ---------------      ---------------
  (2,297,471)        2,071,805           (362,722)          (606,969)                  --                   --
------------      ------------      -------------      -------------      ---------------      ---------------
     147,227         2,444,698            846,806          1,209,528                   --                   --
============      ============      =============      =============      ===============      ===============
$ (1,700,946)     $   (368,689)     $  (1,142,099)     $  (3,812,332)     $        15,937      $            11
============      ============      =============      =============      ===============      ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO

                                                                                  YEAR ENDED
                                              -----------------------------------------------------------------------------------
INSTITUTIONAL SHARES                            12/31/01          12/31/00          12/31/99          12/31/98          12/31/97
                                              -----------------------------------------------------------------------------------
Net asset value, beginning of period ....     $     16.72       $     21.08       $     21.75       $     19.98       $     19.24
                                              -----------       -----------       -----------       -----------       -----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......            0.13              0.17              0.26              0.28              0.22
  Net realized and unrealized gain (loss)           (1.07)            (0.79)             0.66              3.10              4.54
                                              -----------       -----------       -----------       -----------       -----------
  Total from investment operations ......           (0.94)            (0.62)             0.92              3.38              4.76
                                              -----------       -----------       -----------       -----------       -----------
Less distributions from:
  Net investment income .................           (0.13)            (0.23)            (0.26)            (0.26)            (0.22)
  Net realized gains ....................           (1.55)            (3.51)            (1.33)            (1.35)            (3.80)
                                              -----------       -----------       -----------       -----------       -----------
  Total distributions ...................           (1.68)            (3.74)            (1.59)            (1.61)            (4.02)
                                              -----------       -----------       -----------       -----------       -----------
Net asset value, end of period ..........     $     14.10       $     16.72       $     21.08       $     21.75       $     19.98
                                              ===========       ===========       ===========       ===========       ===========
TOTAL RETURN (a) ........................           (5.90)%           (2.64)%            4.23%            17.31%            25.13%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   141,329       $   187,517       $   377,660       $   361,126       $   333,575
Ratios to average net assets:
  Net expenses ..........................            0.90%             0.86%             0.84%             0.85%             0.86%
  Gross expenses ........................            0.90%             0.86%             0.84%             0.85%             0.87%
  Net investment income .................            0.82%             0.85%             1.14%             1.28%             1.00%
Portfolio turnover rate .................              89%               36%               62%               76%               78%


                                                                         YEAR ENDED                               FOR THE PERIOD
                                              ---------------------------------------------------------------      2/5/97* TO
INSTITUTIONAL SHARES                            12/31/01        12/31/00         12/31/99         12/31/98         12/31/97
                                              -----------      -----------      -----------      ------------     --------------
Net asset value, beginning of period ....     $     16.70      $     21.05      $     21.76       $     19.99       $     20.19
                                              -----------      -----------      -----------       -----------       -----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......            0.09             0.12             0.20              0.20              0.13
  Net realized and unrealized gain (loss)           (1.08)           (0.79)            0.65              3.12              3.62
                                              -----------      -----------      -----------       -----------       -----------
  Total from investment operations ......           (0.99)           (0.67)            0.85              3.32              3.75
                                              -----------      -----------      -----------       -----------       -----------
Less distributions from:
  Net investment income .................           (0.09)           (0.17)           (0.23)            (0.20)            (0.15)
  Net realized gains ....................           (1.55)           (3.51)           (1.33)            (1.35)            (3.80)
                                              -----------      -----------      -----------       -----------       -----------
  Total distributions ...................           (1.64)           (3.68)           (1.56)            (1.55)            (3.95)
                                              -----------      -----------      -----------       -----------       -----------
Net asset value, end of period ..........     $     14.07      $     16.70      $     21.05       $     21.76       $     19.99
                                              ===========      ===========      ===========       ===========       ===========
TOTAL RETURN (a) ........................           (6.23)%          (2.91)%           3.92%            16.98%            18.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    37,082      $    62,167      $   121,994       $   117,624       $    22,811
Ratios to average net assets:
  Net expenses (b) ......................            1.18%            1.13%            1.10%             1.12%             1.22%
  Gross expenses (b) ....................            1.18%            1.13%            1.10%             1.12%             1.35%
  Net investment income (b) .............            0.54%            0.57%            0.89%             0.96%             0.60%
Portfolio turnover rate .................              89%              36%              62%               76%               78%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO

                                                                         YEAR ENDED                             FOR THE PERIOD
                                              -------------------------------------------------------------      11/4/97* TO
INSTITUTIONAL SHARES                            12/31/01        12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $    11.36       $    10.78       $    10.46       $    10.26       $    10.00
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.07             0.02             0.02             0.05             0.02
  Net realized and unrealized gain (loss)           1.31             2.20             0.43             0.31             0.26
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           1.38             2.22             0.45             0.36             0.28
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.07)           (0.03)           (0.03)           (0.05)           (0.02)
  Net realized gains ....................          (2.03)           (1.61)           (0.10)           (0.11)              --
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (2.10)           (1.64)           (0.13)           (0.16)           (0.02)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $    10.64       $    11.36       $    10.78       $    10.46       $    10.26
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          12.85%           22.44%            4.38%            3.65%            2.75%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   21,729       $   15,344       $   27,521       $   55,731       $   49,779
Ratios to average net assets:
  Net expenses (b) ......................           1.05%            1.05%            1.05%            1.05%            1.05%
  Gross expenses (b) ....................           1.71%            1.50%            1.17%            1.23%            1.44%
  Net investment income (b) .............           0.65%            0.20%            0.23%            0.48%            1.02%
Portfolio turnover rate .................            160%             152%             113%              86%               1%


                                                                         YEAR ENDED                             FOR THE PERIOD
                                              -------------------------------------------------------------       11/4/97* TO
OPEN SHARES                                     12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $    11.30       $    10.74       $    10.45       $    10.26       $    10.00
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.04            (0.01)           (0.01)            0.02             0.01
  Net realized and unrealized gain (loss)           1.30             2.18             0.42             0.32             0.26
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           1.34             2.17             0.41             0.34             0.27
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.04)              --            (0.02)           (0.04)           (0.01)
  Net realized gains ....................          (2.03)           (1.61)           (0.10)           (0.11)              --
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (2.07)           (1.61)           (0.12)           (0.15)           (0.01)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $    10.57       $    11.30       $    10.74       $    10.45       $    10.26
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          12.50%           22.00%            3.96%            3.42%            2.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    7,584       $    6,342       $   14,024       $   16,345       $    1,806
Ratios to average net assets:
  Net expenses (b) ......................           1.35%            1.35%            1.35%            1.35%            1.35%
  Gross expenses (b) ....................           2.13%            1.91%            1.55%            1.66%            4.97%
  Net investment income (loss) (b) ......           0.35%           (0.09)%          (0.08)%           0.29%            0.72%
Portfolio turnover rate .................            160%             152%             113%              86%               1%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO

                                                                                YEAR ENDED
                                              ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $    18.07       $    16.57       $    17.39       $    20.02       $    18.44
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.08             0.09             0.10             0.08             0.07
  Net realized and unrealized gain (loss)           3.06             2.45             0.17            (2.60)            4.92
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           3.14             2.54             0.27            (2.52)            4.99
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.09)           (0.23)           (0.11)           (0.01)           (0.06)
  Net realized gains ....................          (3.42)           (0.81)           (0.98)           (0.10)           (3.35)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (3.51)           (1.04)           (1.09)           (0.11)           (3.41)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $    17.70       $    18.07       $    16.57       $    17.39       $    20.02
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          18.06%           15.89%            1.77%          (12.62)%          28.06%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  575,077       $  730,179       $  906,945       $1,411,503       $1,445,075
Ratios to average net assets:
  Net expenses ..........................           0.83%            0.83%            0.81%            0.81%            0.82%
  Gross expenses ........................           0.83%            0.83%            0.81%            0.81%            0.82%
  Net investment income .................           0.41%            0.52%            0.60%            0.50%            0.35%
Portfolio turnover rate .................             78%              67%              50%              46%              56%


                                                                       YEAR ENDED                               FOR THE PERIOD
                                              ------------------------------------------------------------        1/30/97* TO
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $    18.04       $    16.51       $    17.35       $    20.02       $    18.75
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.02             0.04             0.06             0.03             0.01
  Net realized and unrealized gain (loss)           3.05             2.45             0.16            (2.60)            4.61
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           3.07             2.49             0.22            (2.57)            4.62
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.02)           (0.15)           (0.08)              --               --
  Net realized gains ....................          (3.42)           (0.81)           (0.98)           (0.10)           (3.35)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (3.44)           (0.96)           (1.06)           (0.10)           (3.35)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $    17.67       $    18.04       $    16.51       $    17.35       $    20.02
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          17.69%           15.60%            1.47%          (12.86)%          25.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   69,531       $   67,717       $   86,413       $   93,547       $   46,097
Ratios to average net assets:
  Net expenses (b) ......................           1.13%            1.12%            1.09%            1.09%            1.14%
  Gross expenses (b) ....................           1.13%            1.12%            1.09%            1.09%            1.23%
  Net investment income (b) .............           0.12%            0.24%            0.33%            0.21%            0.12%
Portfolio turnover rate .................             78%              67%              50%              46%              56%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO


                                                                                YEAR ENDED
                                              ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $    13.46       $    17.29       $    15.23       $    13.97       $    13.62
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.11             0.15             0.34             0.18             0.22
  Net realized and unrealized gain (loss)          (3.45)           (2.01)            3.25             2.03             1.40
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (3.34)           (1.86)            3.59             2.21             1.62
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          --(d)            (0.17)           (0.54)           (0.14)           (0.34)
  Net realized gains ....................          (0.11)           (1.80)           (0.99)           (0.81)           (0.93)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.11)           (1.97)           (1.53)           (0.95)           (1.27)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $    10.01       $    13.46       $    17.29       $    15.23       $    13.97
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................         (24.85)%         (10.55)%          24.07%           16.04%           11.84%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $2,224,089       $3,001,933       $3,584,093       $2,879,289       $2,099,724
Ratios to average net assets:
  Net expenses ..........................           0.90%            0.88%            0.88%            0.90%            0.89%
  Gross expenses ........................           0.90%            0.88%            0.88%            0.90%            0.89%
  Net investment income .................           0.95%            0.97%            2.09%            1.37%            1.18%
Portfolio turnover rate .................             69%              51%              35%              41%              37%


                                                                       YEAR ENDED                               FOR THE PERIOD
                                              ------------------------------------------------------------        1/23/97* TO
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $    13.41       $    17.28       $    15.23       $    13.95       $    13.29
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.08             0.10             0.31             0.18             0.16
  Net realized and unrealized gain (loss)          (3.43)           (2.02)            3.22             2.00             1.71
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (3.35)           (1.92)            3.53             2.18             1.87
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................             --            (0.15)           (0.49)           (0.09)           (0.28)
  Net realized gains ....................          (0.11)           (1.80)           (0.99)           (0.81)           (0.93)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.11)           (1.95)           (1.48)           (0.90)           (1.21)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     9.95       $    13.41       $    17.28       $    15.23       $    13.95
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................         (25.02)%         (10.95)%          23.67%           15.82%           14.07%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  116,466       $  147,226       $  138,131       $   47,303       $   10,794
Ratios to average net assets:
  Net expenses (b) ......................           1.19%            1.15%            1.16%            1.24%            1.25%
  Gross expenses (b) ....................           1.19%            1.15%            1.16%            1.24%            1.61%
  Net investment income (b) .............           0.70%            0.66%            1.87%            1.02%            0.37%
Portfolio turnover rate .................             69%              51%              35%              41%              37%

*    Commencement of operations
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.
(d)  Amount is less than $0.01 per share.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO


                                                                                YEAR ENDED
                                              ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $    12.57       $    14.12       $    11.40       $    11.69       $    11.93
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.18             0.16             0.14             0.05             0.07
  Net realized and unrealized gain (loss)          (1.03)           (0.81)            2.81             0.83            (0.03)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (0.85)           (0.65)            2.95             0.88             0.04
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.14)           (0.11)           (0.12)           (0.05)           (0.07)
  Net realized gains ....................             --            (0.79)           (0.11)           (1.12)           (0.21)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.14)           (0.90)           (0.23)           (1.17)           (0.28)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $    11.58       $    12.57       $    14.12       $    11.40       $    11.69
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          (6.77)%          (4.44)%          26.07%            7.55%            0.27%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  390,278       $  341,808       $  217,684       $  177,779       $  141,695
Ratios to average net assets:
  Net expenses ..........................           0.95%            0.98%            1.01%            1.04%            1.09%
  Gross expenses ........................           0.95%            0.98%            1.01%            1.04%            1.09%
  Net investment income .................           1.48%            1.13%            1.17%            0.81%            0.73%
Portfolio turnover rate .................             17%              43%              50%              56%              63%


                                                                       YEAR ENDED                               FOR THE PERIOD
                                              ------------------------------------------------------------        2/13/97* TO
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $    12.53       $    14.06       $    11.38       $    11.69       $    12.32
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.11             0.10             0.09             0.01             0.02
  Net realized and unrealized gain (loss)          (1.03)           (0.80)            2.80             0.83            (0.42)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (0.92)           (0.70)            2.89             0.84            (0.40)
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.08)           (0.04)           (0.10)           (0.03)           (0.02)
  Net realized gains ....................             --            (0.79)           (0.11)           (1.12)           (0.21)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.08)           (0.83)           (0.21)           (1.15)           (0.23)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $    11.53       $    12.53       $    14.06       $    11.38       $    11.69
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          (7.33)%          (4.85)%          25.55%            7.21%           (3.24)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    3,441       $    1,649       $    2,441       $    2,646       $    1,873
Ratios to average net assets:
  Net expenses (b) ......................           1.43%            1.43%            1.43%            1.43%            1.43%
  Gross expenses (b) ....................           2.03%            2.27%            2.12%            1.93%            3.39%
  Net investment income (b) .............           0.91%            0.68%            0.77%            0.43%            0.34%
Portfolio turnover rate .................             17%              43%              50%              56%              63%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO


                                                                                YEAR ENDED
                                              ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $     7.52       $    10.70       $     6.94       $     9.20       $    11.21
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.07             0.06             0.09             0.10             0.10
  Net realized and unrealized gain (loss)          (0.31)           (3.22)            3.77            (2.26)           (1.18)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (0.24)           (3.16)            3.86            (2.16)           (1.08)
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.06)           (0.02)           (0.10)           (0.10)           (0.09)
  Net realized gains ....................             --               --               --               --            (0.84)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.06)           (0.02)           (0.10)           (0.10)           (0.93)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     7.22       $     7.52       $    10.70       $     6.94       $     9.20
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          (3.16)%         (29.53)%          55.81%          (23.49)%          (9.84)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  308,608       $  317,691       $  465,278       $  298,033       $  236,340
Ratios to average net assets:
  Net expenses ..........................           1.29%            1.26%            1.24%            1.28%            1.32%
  Gross expenses ........................           1.29%            1.27%            1.25%            1.29%            1.33%
  Net investment income .................           0.91%            0.62%            1.05%            1.84%            1.26%
Portfolio turnover rate .................             43%              72%              46%              36%              40%


                                                                       YEAR ENDED                               FOR THE PERIOD
                                              ------------------------------------------------------------        1/8/97* TO
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $     7.54       $    10.74       $     6.97       $     9.20       $    11.45
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.05             0.03             0.06             0.11             0.07
  Net realized and unrealized gain (loss)          (0.32)           (3.23)            3.79            (2.26)           (1.42)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (0.27)           (3.20)            3.85            (2.15)           (1.35)
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.03)              --            (0.08)           (0.08)           (0.07)
  Net realized gains ....................             --               --               --               --            (0.83)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.03)              --            (0.08)           (0.08)           (0.90)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     7.24       $     7.54       $    10.74       $     6.97       $     9.20
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          (3.54)%         (29.80)%          55.26%          (23.30)%         (11.98)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    6,712       $    5,459       $   10,491       $    8,191       $    7,769
Ratios to average net assets:
  Net expenses (b) ......................           1.60%            1.60%            1.60%            1.60%            1.60%
  Gross expenses (b) ....................           2.00%            1.80%            1.75%            1.76%            1.93%
  Net investment income (b) .............           0.63%            0.30%            0.73%            1.54%            1.01%
Portfolio turnover rate .................             43%              72%              46%              36%              40%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

                                               FOR THE
                                                PERIOD
                                             5/31/01* TO
INSTITUTIONAL SHARES                           12/31/01
                                             -----------

Net asset value, beginning of period ....     $   10.00
                                              ---------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......          0.01
  Net realized and unrealized gain (loss)         (0.85)
                                              ---------
  Total from investment operations ......         (0.84)
                                              ---------
Less distributions from:
  Net investment income .................         (0.01)
  Net realized gains ....................            --
                                              ---------
  Total distributions ...................         (0.01)
                                              ---------
Net asset value, end of period ..........     $    9.15
                                              =========
TOTAL RETURN (a) ........................         (8.43)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   8,580
Ratios to average net assets:
  Net expenses (b) ......................          1.15%
  Gross expenses (b) ....................         13.75%
  Net investment income (b) .............          0.15%
Portfolio turnover rate .................             1%


                                               FOR THE
                                                PERIOD
                                             5/31/01* TO
OPEN SHARES                                    12/31/01
                                             -----------

Net asset value, beginning of period ....     $ 10.00
                                              -------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......       (0.02)
  Net realized and unrealized gain (loss)       (0.82)
                                              -------
  Total from investment operations ......       (0.84)
                                              -------
Less distributions from:
  Net investment income .................          --
  Net realized gains ....................          --
                                              -------
  Total distributions ...................          --
                                              -------
Net asset value, end of period ..........     $  9.16
                                              =======
TOTAL RETURN (a) ........................       (8.40)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   434
Ratios to average net assets:
  Net expenses (b) ......................        1.45%
  Gross expenses (b) ....................       47.06%
  Net investment loss (b) ...............       (0.31)%
Portfolio turnover rate .................           1%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) Net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD BOND PORTFOLIO

                                                                               YEAR ENDED
                                              ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $     9.37       $     9.29       $     9.89       $    10.03       $     9.88
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.52             0.59             0.55             0.55             0.59
  Net realized and unrealized gain (loss)           0.19             0.08            (0.60)            0.01             0.23
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           0.71             0.67            (0.05)            0.56             0.82
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.52)           (0.59)           (0.55)           (0.55)           (0.60)
  Net realized gains ....................             --               --               --            (0.15)           (0.07)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.52)           (0.59)           (0.55)           (0.70)           (0.67)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     9.56       $     9.37       $     9.29       $     9.89       $    10.03
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................           7.68%            7.53%           (0.46)%           5.77%            8.57%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   44,013       $   54,847       $   91,557       $  100,397       $   92,428
Ratios to average net assets:
  Net expenses ..........................           0.91%            0.82%            0.76%            0.78%            0.80%
  Gross expenses ........................           0.91%            0.82%            0.76%            0.79%            0.81%
  Net investment income .................           5.44%            6.38%            5.74%            5.45%            5.81%
Portfolio turnover rate .................            238%             355%             549%             335%             447%

                                                                                                              FOR THE PERIOD
                                                                  YEAR ENDED                                    3/5/97* TO
-----------------------------------------------------------------------------------------------------------   --------------
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98        12/31/97
                                            ------------      -----------       ----------      -----------      -----------
Net asset value, beginning of period ....     $     9.37       $     9.29       $     9.88       $    10.02       $     9.86
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.50             0.57             0.51             0.52             0.46
  Net realized and unrealized gain (loss)           0.19             0.08            (0.58)            0.01             0.24
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           0.69             0.65            (0.07)            0.53             0.70
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.50)           (0.57)           (0.52)           (0.52)           (0.47)
  Net realized gains ....................             --               --               --            (0.15)           (0.07)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.50)           (0.57)           (0.52)           (0.67)           (0.54)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     9.56       $     9.37       $     9.29       $     9.88       $    10.02
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................           7.49%            7.25%           (0.76)%           5.42%            7.22%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    8,807       $   11,457       $   11,605       $   15,226       $    7,283
Ratios to average net assets:
  Net expenses (b) ......................           1.10%            1.10%            1.10%            1.10%            1.10%
  Gross expenses (b) ....................           1.35%            1.27%            1.15%            1.21%            1.49%
  Net investment income (b) .............           5.24%            6.13%            5.37%            5.11%            5.46%
Portfolio turnover rate .................            238%             335%             549%             335%             447%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO

                                                                YEAR ENDED                     FOR THE PERIOD
                                              --------------------------------------------       1/2/98* TO
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98
                                              ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $     6.57       $     8.77       $     9.42       $    10.00
                                              ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.76             0.96             0.92             0.88
  Net realized and unrealized gain (loss)          (0.62)           (2.20)           (0.65)           (0.57)
                                              ----------       ----------       ----------       ----------
  Total from investment operations ......           0.14            (1.24)            0.27             0.31
                                              ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.76)           (0.96)           (0.92)           (0.89)
  Net realized gains ....................             --               --               --               --
                                              ----------       ----------       ----------       ----------
  Total distributions ...................          (0.76)           (0.96)           (0.92)           (0.89)
                                              ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     5.95       $     6.57       $     8.77       $     9.42
                                              ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................           2.03%          (15.19)%           2.94%            2.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   71,467       $   65,752       $   83,664       $   41,935
Ratios to average net assets:
  Net expenses (b) ......................           0.75%            0.75%            0.94%            1.05%
  Gross expenses (b) ....................           1.07%            1.00%            1.06%            1.55%
  Net investment income (b) .............          11.85%           12.24%           10.08%            8.87%
Portfolio turnover rate .................            236%             148%             190%             418%


                                                                                               FOR THE PERIOD
                                                                YEAR ENDED                      2/24/98* TO
                                              --------------------------------------------     --------------
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98
                                              ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $     6.57       $     8.78       $     9.42       $    10.37
                                              ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.74             0.94             0.90             0.72
  Net realized and unrealized gain (loss)          (0.62)           (2.21)           (0.65)           (0.94)
                                              ----------       ----------       ----------       ----------
  Total from investment operations ......           0.12            (1.27)            0.25            (0.22)
                                              ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.74)           (0.94)           (0.89)           (0.73)
  Net realized gains ....................             --               --               --               --
                                              ----------       ----------       ----------       ----------
  Total distributions ...................          (0.74)           (0.94)           (0.89)           (0.73)
                                              ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     5.95       $     6.57       $     8.78       $     9.42
                                              ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................           1.72%          (15.54)%           2.68%           (2.24)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   12,249       $   13,552       $    1,305       $      949
Ratios to average net assets:
  Net expenses (b) ......................           1.05%            1.05%            1.22%            1.35%
  Gross expenses (b) ....................           1.46%            1.38%            2.92%            9.77%
  Net investment income (b) .............          11.57%           12.10%            9.89%            8.59%
Portfolio turnover rate .................            236%             148%             190%             418%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO


                                                                               YEAR ENDED
                                              ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $     9.60       $    10.19       $    10.71       $     9.63       $    10.78
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.35             0.36             0.36             0.32             0.40
  Net realized and unrealized gain (loss)          (0.79)           (0.83)           (0.68)            0.98            (1.05)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (0.44)           (0.47)           (0.32)            1.30            (0.65)
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          --(d)               --               --            (0.22)           (0.13)
  Net realized gains ....................             --               --            (0.08)              --            (0.12)
  Capital ...............................          (0.12)           (0.12)           (0.12)              --            (0.25)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.12)           (0.12)           (0.20)           (0.22)           (0.50)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     9.04       $     9.60       $    10.19       $    10.71       $     9.63
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          (4.40)%          (4.70)%          (2.92)%          13.20%           (5.58)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $   18,543       $   63,409       $   73,871       $  115,500       $  110,185
Ratios to average net assets:
  Net expenses ..........................           1.09%            1.09%            1.09%            1.09%            1.06%
  Gross expenses ........................           1.21%            1.19%            1.13%            1.10%            1.10%
  Net investment income .................           3.76%            3.79%            3.55%            4.27%            5.13%
Portfolio turnover rate .................             99%             103%             139%             187%             166%



                                                                  YEAR ENDED                                    FOR THE PERIOD
                                              -------------------------------------------------------------       1/8/97* TO
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $     9.53       $    10.14       $    10.69       $     9.63       $    10.64
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.32             0.33             0.34             0.31             0.43
  Net realized and unrealized gain (loss)          (0.79)           (0.82)           (0.69)            0.96            (0.98)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......          (0.47)           (0.49)           (0.35)            1.27            (0.55)
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          --(d)               --               --            (0.21)           (0.08)
  Net realized gains ....................             --               --            (0.08)              --            (0.12)
  Capital ...............................          (0.12)           (0.12)           (0.12)              --            (0.26)
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.12)           (0.12)           (0.20)           (0.21)           (0.46)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     8.94       $     9.53       $    10.14       $    10.69       $     9.63
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................          (4.65)%          (4.92)%          (3.21)%          12.92%           (4.80)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    1,316       $   23,310       $    3,783       $    4,751       $    2,772
Ratios to average net assets:
  Net expenses (b) ......................           1.35%            1.35%            1.35%            1.35%            1.35%
  Gross expenses (b) ....................           1.54%            1.55%            1.91%            1.92%            2.71%
  Net investment income (b) .............           3.47%            3.54%            3.30%            4.01%            4.68%
Portfolio turnover rate .................             99%             103%             139%             187%             166%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.
(d)  Amount is less than $0.01 per share.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO


                                                                               YEAR ENDED
                                              ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                           12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of period ....     $     7.96       $     8.83       $     9.01       $     9.66       $    10.01
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.48             0.59             0.61             0.76             0.81
  Net realized and unrealized gain (loss)          (0.15)           (0.49)           (0.18)           (0.69)           (0.28)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           0.33             0.10             0.43             0.07             0.53
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.48)           (0.97)           (0.61)           (0.44)           (0.82)
  Net realized gains ....................             --               --               --               --            (0.06)
  Capital ...............................             --               --               --            (0.28)              --
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.48)           (0.97)           (0.61)           (0.72)           (0.88)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     7.81       $     7.96       $     8.83       $     9.01       $     9.66
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................           4.09%            1.12%            4.91%            0.75%            5.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $  170,590       $  240,162       $  306,116       $  397,599       $  399,452
Ratios to average net assets:
  Net expenses ..........................           0.93%            0.93%            0.91%            0.90%            0.94%
  Gross expenses ........................           0.93%            0.93%            0.91%            0.90%            0.95%
  Net investment income .................           5.99%            6.82%            6.82%            6.94%            7.42%
Portfolio turnover rate .................            292%             207%             257%             276%             161%


                                                                  YEAR ENDED                                    FOR THE PERIOD
                                              -------------------------------------------------------------      1/23/97* TO
OPEN SHARES                                    12/31/01         12/31/00         12/31/99         12/31/98         12/31/97
                                              ----------       ----------       ----------       ----------     --------------
Net asset value, beginning of period ....     $     7.96       $     8.83       $     9.02       $     9.66       $    10.08
                                              ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (loss) (c) ......           0.43             0.55             0.58             0.73             0.72
  Net realized and unrealized gain (loss)          (0.15)           (0.49)           (0.19)           (0.69)           (0.35)
                                              ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......           0.28             0.06             0.39             0.04             0.37
                                              ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................          (0.43)           (0.93)           (0.58)           (0.40)           (0.73)
  Net realized gains ....................             --               --               --               --            (0.06)
  Capital ...............................             --               --               --            (0.28)              --
                                              ----------       ----------       ----------       ----------       ----------
  Total distributions ...................          (0.43)           (0.93)           (0.58)           (0.68)           (0.79)
                                              ----------       ----------       ----------       ----------       ----------
Net asset value, end of period ..........     $     7.81       $     7.96       $     8.83       $     9.02       $     9.66
                                              ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ........................           3.53%            0.71%            4.40%            0.37%            3.77%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $    6,616       $    9,633       $   16,035       $   22,460       $   15,300
Ratios to average net assets:
  Net expenses (b) ......................           1.46%            1.34%            1.27%            1.28%            1.39%
  Gross expenses (b) ....................           1.46%            1.34%            1.27%            1.28%            1.44%
  Net investment income (b) .............           5.38%            6.40%            6.49%            6.60%            6.92%
Portfolio turnover rate .................            292%             207%             257%             276%             161%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For periods after and including 12/31/99, net investment income (loss) has been computed using the average shares method.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONCLUDED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD MORTGAGE PORTFOLIO


                                                                        FOR THE PERIOD
                                                        YEAR ENDED       12/29/00* TO
INSTITUTIONAL SHARES                                     12/31/01          12/31/00
                                                      -------------     --------------
Net asset value, beginning of period ............     $       10.00      $       10.00
                                                      -------------      -------------
Income (loss) from investment operations:
  Net investment income (loss) (c) ..............              0.40              --(d)
  Net realized and unrealized gain (loss) .......              0.33                 --
                                                      -------------      -------------
  Total from investment operations ..............              0.73                 --
                                                      -------------      -------------
Less distributions from:
  Net investment income .........................             (0.40)             --(d)
  Net realized gains ............................             (0.04)                --
                                                      -------------      -------------
  Total distributions ...........................             (0.44)                --
                                                      -------------      -------------
Net asset value, end of period ..................     $       10.29      $       10.00
                                                      =============      =============
TOTAL RETURN (a) ................................              7.44%              0.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ........     $      77,631      $         100
Ratios to average net assets:
  Net expenses (b) ..............................              0.65%              0.65%
  Gross expenses (b) ............................              1.37%            570.50%(e)
  Net investment income (b) .....................              3.04%              4.38%
Portfolio turnover rate .........................               249%                 0%

*    Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.
(c) For the period ended 12/31/00, net investment income was computed using the average shares method.
(d)  Amount is less than $0.01 per share.
(e) Gross expense ratio was the result of the Portfolio being in existence for three days during the period ended 12/31/00.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION

The Lazard Funds, Inc. (the "Fund") was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twelve no-load portfolios (each referred to as a "Portfolio"), as follows:
Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard International Equity Select Portfolio (which commenced operations on May 31, 2001), Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio. The Fund offers two different classes of shares of the Portfolios - Institutional Shares and Open Shares (except for Mortgage Portfolio, which currently offers only Institutional Shares). Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as "diversified" funds, as defined in the Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(A) VALUATION OF INVESTMENTS--Market values for securities listed on the New York Stock Exchange ("NYSE"), NASDAQ national market or other U.S. exchanges or markets are based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

(B) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

(C) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(D) SECURITIES LENDING--The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities, or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Corporation ("State Street"). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2001, the value of the securities on loan and corresponding collateral received were as follows:

                                SECURITIES
PORTFOLIO                         LOANED       COLLATERAL
--------                       -----------     -----------
Mid Cap(2)                     $ 5,767,667     $ 5,969,254
International Equity(1)         11,010,025      11,600,000
International Small Cap(2)      26,856,364      28,249,062
Emerging Markets(2)             56,900,891      59,534,172

(1) COLLATERAL IS U.S. TREASURY OBLIGATIONS.
(2) COLLATERAL IS CASH.

In accordance with generally accepted accounting principles, the cash collateral received and the amount payable upon return of the securities on loan are shown on the accompanying Statement of Assets and Liabilities of the respective Portfolios.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

During the year ended December 31, 2001, the income earned from securities lending, which is included in interest income on the Statement of Operations of the respective Portfolios, was as follows:

                                        SECURITIES LENDING
PORTFOLIO                                     INCOME
--------                                 -----------------
Mid Cap                                      $ 12,523
Small Cap                                      41,707
International Equity                        1,205,382
International Small Cap                       229,672
Emerging Markets                              333,672

(E) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce a Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(F) STRUCTURED INVESTMENTS--Certain Portfolios may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities and for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(G) FORWARD COMMITMENTS--Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(H) FORWARD ROLL TRANSACTIONS--Mortgage Portfolio may engage in forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and, simultaneously, agrees to purchase a similar security from that institution at a later date and agreed upon price. At all times during the transaction the Portfolio will segregate cash or liquid securities at least equal to the amount of the repurchase price (including accrued interest).

(I) INTEREST RATE SWAP AGREEMENTS--Each Portfolio may enter into interest rate swap agreements for investment, hedging or risk management purposes. An interest rate swap agreement involves the exchange of commitments to pay or receive interest-e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that a liquid market may not always exist, the positions may correlate imperfectly with the asset and liability being hedged or a counterparty to a transaction may not perform. Interest rate swap agreements are marked-to-market daily using market quotations. The change in market value is recorded by the

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


Portfolio as an unrealized gain or loss. The difference between the rates received and paid by the Portfolio constitutes investment income or loss.

(J) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2001, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

PORTFOLIO               EXPIRING 2006        EXPIRING 2007
--------                -------------        -------------
Emerging Markets         $30,822,961         $ 3,337,906
Bond                              --           3,959,791
High Yield                 1,150,441           6,288,085
International
  Fixed-Income                    --             513,432
Strategic Yield           14,900,897          22,094,886

PORTFOLIO               EXPIRING 2008        EXPIRING 2009
--------                -------------        -------------
International Equity            $ --        $306,476,891
International
  Small Cap                       --           3,580,062
Emerging Markets                  --          28,250,429
Bond                       2,509,149                  --
International Equity
  Select                          --              10,906
High Yield                 9,656,682          20,597,062
International
  Fixed-Income               733,222             420,932
Strategic Yield            9,399,400          16,205,277

Of the total capital loss carryforward shown for Inter-national Equity Portfolio, $10,493,400 was acquired in the Global Equity Portfolio reorganization (see Note 6) and may be limited in any given year.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2001, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2001 and December 31, 2001, as follows:

PORTFOLIO                                       AMOUNT
---------                                   --------------
Equity                                       $ 8,525,013
International Equity                          90,323,201
International Small Cap                           45,768
Emerging Markets                              12,615,534
Bond                                              16,228
High Yield                                     4,023,130
International Fixed-Income                     2,090,034
Strategic Yield                                2,814,618
Mortgage                                         356,450

(K) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, International Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and International Equity Select Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the periods ended December 31, other than returns of capital, was as follows:


                                  ORDINARY INCOME     LONG-TERM CAPITAL GAIN
                              ---------------------  --------------------------
PORTFOLIO                         2001       2000        2001        2000
---------                     ----------  ---------- ------------ -------------

Equity:
 Institutional              $3,059,786    $8,714,073  $12,844,798  $28,056,938
 Open                          771,802     2,674,796    3,720,332    9,706,637
Mid Cap:
 Institutional               2,376,991     2,814,732      479,479          --
 Open                        1,001,436       836,764      199,669          --
Small Cap:
 Institutional              27,137,886    25,501,061   72,650,586   23,049,557
 Open                        2,825,201     1,609,965    8,156,114   1,643,377
International
 Equity:
 Institutional               6,109,169    92,228,897   18,044,635  294,986,631
 Open                          337,300     4,313,230    1,003,217   14,839,579
International
 Small Cap:
 Institutional               4,563,670    11,689,680           --    9,849,835
 Open                           30,803        54,362           --       54,437
Emerging
 Markets:
 Institutional               2,665,662       821,557           --          --
 Open                           34,843            --           --          --
International
 Equity Select:
 Institutional                   4,765           N/A           --         N/A
 Open                               --           N/A           --         N/A

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                  ORDINARY INCOME     LONG-TERM CAPITAL GAIN
                              ---------------------  --------------------------
PORTFOLIO                         2001       2000        2001        2000
---------                     ----------  ---------- ------------ -------------
Bond:
 Institutional             $ 2,628,400   $ 4,471,964      $--        $--
 Open                          510,688       647,088       --         --
High Yield:
 Institutional               6,992,230     9,618,423       --         --
 Open                        1,414,057     1,823,113       --         --
International
 Fixed-Income:
 Institutional                  13,502          --          --        --
 Open                            7,682          --          --        --
Strategic Yield:
 Institutional              12,879,019    30,158,141        --        --
 Open                          445,881     1,345,778        --        --
Mortgage:
 Institutional                 664,767            36    49,395        --


As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

                                           UNDISTRIBUTED
                          UNDISTRIBUTED     LONG-TERM
PORTFOLIO                 ORDINARY INCOME  CAPITAL GAIN
--------                 ----------------  -------------
Equity                    $   116,764            $  --
Mid Cap                       609,936           58,224
Small Cap                   6,474,117       11,111,289
International Equity        9,591,835               --
International Small Cap            --               --
Emerging Markets                   --               --
International Equity Select       844               --
Bond                               --               --
High Yield                         --               --
International Fixed-Income         --               --
Strategic Yield               236,651               --
Mortgage                       15,937               --

(L) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios will accrue distribution fees to Open Shares. Each Portfolio's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(M) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses and report the amount of such credits separately as an expense reduction.

(N) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

(O) REDEMPTION FEES--Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees retained by each Portfolio will be included as paid in capital on its Statement of Assets and Liabilities. As of December 31, 2001 no redemption fees have been charged.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE AND
   DISTRIBUTION AGREEMENTS

The Fund has entered into investment management agreements (the "Management Agreements") with Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("LF & Co."), on behalf of each Portfolio. Pursuant to the Management Agreements, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee at the annual rate set forth below as a percentage of its average daily net assets:

PORTFOLIO                                    ANNUAL RATE
--------                                     -----------
Equity                                          0.75%
Mid Cap                                         0.75
Small Cap                                       0.75
International Equity                            0.75
International Small Cap                         0.75
Emerging Markets                                1.00
International Equity Select                     0.85
Bond                                            0.50
High Yield                                      0.75
International Fixed-Income                      0.75
Strategic Yield                                 0.75
Mortgage                                        0.40

The management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective
Shares:

                    INSTITUTIONAL SHARES    OPEN SHARES
                           ANNUAL             ANNUAL
PORTFOLIO            OPERATING EXPENSES OPERATING EXPENSES
--------              ----------------- -------------------
Mid Cap                       1.05%             1.35%
International Small Cap        N/A              1.43
Emerging Markets               N/A              1.60
International Equity Select   1.15              1.45
Bond                           N/A              1.10
High Yield                    0.75              1.05
International Fixed-Income    1.09              1.35
Mortgage                      0.65               N/A

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
For the period ended December 31, 2001, the Investment Manager waived its management fee/reimbursed the indicated Portfolios for other expenses as follows:


                          INSTITUTIONAL       OPEN SHARES
                             SHARES             AMOUNT
                          AMOUNT WAIVED/         WAIVED/
PORTFOLIO                  REIMBURSED         REIMBURSED
--------                 ----------------    -------------
Mid Cap                      $104,183            $53,769
International Small Cap           --             17,154
Emerging Markets                  --             22,634
International Equity Select    51,234            18,349
Bond                              --             24,254
High Yield                    187,178            50,418
International Fixed-Income     47,312            42,514
Mortgage                       76,054               N/A


The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion plus 0.01% of average daily net assets over $1 billion. State Street agreed to waive the $37,500 base fee and the $7,500 additional class fee, if applicable, for the first six months of International Equity Select and Mortgage Portfolios' operations. Thereafter, the monthly base fee and additional class fee, if applicable, will be increased by 1/6 per month through the twelfth month of operations, after which the full monthly base fee will be in effect. These waivers will be in effect during the first 12 months of operations or until the respective Portfolio reaches $25 million in net assets, whichever comes first.

The Fund has a distribution agreement with LF & Co. pursuant to which LF & Co. acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with the distribution of Portfolio shares.

LF & Co. provides Open Shares with distribution services pursuant to a Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to LF & Co. at an annual rate of 0.25% of the average daily net assets of each Portfolio's Open Shares for distribution and servicing of accounts. LF & Co. may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales of portfolio securities (excluding short-term securities) for the period ended December 31, 2001 were as follows:

PORTFOLIO                       PURCHASES          SALES
---------                  -----------------------------------
Equity                        $ 183,947,315   $ 239,786,098
Mid Cap                          39,257,100      35,182,575
Small Cap                       522,883,077     780,640,623
International Equity          1,762,800,360   1,850,136,245
International Small Cap         138,554,936      58,646,997
Emerging Markets                141,751,076     130,031,407
International Equity Select       8,094,552          16,285
Bond(1)                         133,808,969     144,401,437
High Yield                      167,534,478     161,055,705
International Fixed-Income(2)    54,964,194     110,983,703
Strategic Yield(3)              453,802,877     487,697,923
Mortgage(4)                      10,140,585      11,774,128


(1) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $101,033,750 AND $119,543,603, RESPECTIVELY.

(2) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $1,590,411 AND $5,808,957, RESPECTIVELY.

(3) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $160,107,912 AND $165,740,107, RESPECTIVELY.

(4) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $8,184,399 AND $9,093,568, RESPECTIVELY.

For the year ended December 31, 2001, brokerage commissions of $1,675 were paid to LF & Co. for portfolio transactions executed on behalf of Mid Cap Portfolio.

5. LINE OF CREDIT

The Fund has entered into a $50 million Line of Credit Agreement (the "Agreement") with State Street effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street's Cost of Funds plus 0.50%, on an annualized basis. Under this Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2001, the Fund had no borrowings under this Agreement.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
6. REORGANIZATION
On December 14, 2001, International Equity Portfolio acquired the net assets of Global Equity Portfolio pursuant to a plan of reorganization approved by Global Equity Portfolio shareholders on December 12, 2001. The acquisition was accomplished by a tax-free exchange of 8,377,479 Institutional Shares (valued at $81,288,941) and 306,015 Open Shares (valued at $2,952,867) of International Equity Portfolio for the 8,216,298 Institutional Shares and 298,307 Open Shares of Global Equity Portfolio outstanding on December 14, 2001. Global Equity Portfolio's net assets at that date, including $10,571,996 of unrealized depreciation and $16,878,504 of accumulated realized net loss, were combined with those of International Equity Portfolio. The aggregate net assets of International Equity Portfolio and Global Equity Portfolio immediately before the acquisition were $2,135,177,883 and $84,241,808, respectively. The aggregate net assets of International Equity Portfolio immediately after the acquisition were $2,219,419,691.

7. PROXY VOTING RESULTS
A special meeting of Global Equity Portfolio shareholders was held on December 12, 2001 to vote on the reorganization. The following are the results of voting:

                                                % OF
                       # OF SHARES             SHARES
                          VOTED                 VOTED
                     --------------           --------
Affirmative          8,035,159.717             99.91%
Against                         --                --
Abstain                  7,119.880              0.09
                    --------------           --------
Total                8,042,279.597            100.00%
                    ==============           ========

================================================================================
THE LAZARD FUNDS, INC.
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (comprised of Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard International Equity Select Portfolio (commenced operations on May 31, 2001), Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio) as of December 31, 2001 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2001, the results of their operations for the year or period then ended and changes in their net assets for each of the two years in the period then ended or the period from commencement of operations to December 31, 2001 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.


                                                      ANCHIN, BLOCK & ANCHIN LLP


New York, New York
February 1, 2002

================================================================================
THE LAZARD FUNDS, INC.
BOARD OF DIRECTORS AND OFFICERS INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------


                                    POSITION(S)
                                    WITH                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS               THE FUND*              AND OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

John J. Burke (73)                  Director               Retired; Former Vice Chairman and Director, Montana Power Company.
50 Burning Tree Lane                since May 1991
Butte, MT 59701

Kenneth S. Davidson (56)            Director               President, Davidson Capital Management Corporation; Vice Chairman
Davidson Capital                    since August 1995      and Board of Trustees, The Juilliard School; Chairman of the Board,
Management Corporation                                     Bridgehampton Chamber Music Festival; Trustee, American Friends of
500 Park Avenue                                            the National Gallery/London.
Suite 510
New York, NY 10022

William Katz (47)                   Director               President and Chief Executive Officer of BBDO New York, an advertising
BBDO Worldwide                      since April 1997       agency; Director of BBDO Worldwide.
1285 Avenue of the Americas
New York, NY 10019

Lester Z. Lieberman (71)            Director               Private Investor; Director of Dowel Associates; Chairman, Healthcare
25 Lindsley Drive                   since May 1991         FDN of NJ; Director, Cives Steel Co.; Director, Northside Power
Morristown, NJ 07960                                       Transmission Co.; Advisory Trustee, New Jersey Medical School;
                                                           Trustee, Clarkson University; Chairman, Investment Committee,
                                                           Clarkson University Board of Trustees.

Richard Reiss, Jr. (57)             Director               Managing Partner, Georgica Advisors LLC, an investment manager.
Georgica Advisors LLC               since May 1991
Carnegie Hall Tower
152 West 57th Street
46th Floor
New York, NY 10019

INTERESTED DIRECTORS:**

Norman Eig (60)                     Chairman of the        Vice Chairman and Managing Director, LF & Co.
Lazard Asset Management             Board
30 Rockefeller Plaza                since May 1991
New York, NY 10112

Herbert W. Gullquist (64)           President and Director Vice Chairman and Managing Director, LF & Co.; Chief Investment Officer
Lazard Asset Management             since May 1991         of the Investment Manager.
30 Rockefeller Plaza
New York, NY 10112

John Rutledge (53)                  Director               President, Rutledge Capital, LLC, an economics and investment advisory
Rutledge Capital, LLC               since May 1991         firm; Director, Strategic Optical Holdings Corp.; Director, Framed
457 Montague Road                                          Picture Enterprise; Director, Crom Corporation; Director, Earle M.
Sunderland, MA 01375                                       Jorgensen Corp.;  Director, Amerindo Funds Inc., a family of four investment  portfolios;  Director,  Vingage  Corporation;  Chairman of Advisory Board,  Saugatuck  Capital;  Chairman,  Stairmaster
                                                           Sports Medical; Chairman, Adobe Corp.


* Each Director and Officer serves an indefinite term, until his successor is elected, and each Director and Officer serves in such capacity for 16 Lazard portfolios.

** Mr. Eig and Mr. Gullquist are Interested Directors because of their positions with LF & Co.; Mr. Rutledge is an Interested Director because of a family member's position with the Investment Manager.

The Fund's Statement of Additional Information contains further information about the Directors and is available without charge by calling (800) 823-6300.

================================================================================
THE LAZARD FUNDS, INC.
BOARD OF DIRECTORS AND OFFICERS INFORMATION (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------------


                             POSITION(S)
                             WITH
NAME, AGE AND ADDRESS        THE FUND*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
OFFICERS:

David M. Goldenberg (35)     Vice President         Director, Legal Affairs of the Investment Manager; from April 1998 to May 2000,
Lazard Asset Management      and Secretary          Global Director of Compliance for SSB Citi Asset Management Group; from
30 Rockefeller Plaza         since May 2000         June 1996 to April 1998, Associate General Counsel of Smith Barney Asset
New York, NY 10112                                  Management.

Bernard J. Grzelak (30)      Treasurer              Vice President of the Investment Manager; from August 1993 to September
Lazard Asset Management      since October 2000     2000, a Manager with Deloitte & Touche LLP.
30 Rockefeller Plaza
New York, NY 10112

Nathan A. Paul (29)          Assistant Secretary    Vice President, Legal Affairs of the Investment Manager; from September 1997
Lazard Asset Management      since January 2001     to October 2000, an Associate at Schulte Roth & Zabel LLP, a law firm.
30 Rockefeller Plaza
New York, NY 10112

Stephen St. Clair (43)       Assistant Treasurer    Fund Administration Manager of the Investment Manager; prior to June
Lazard Asset Management      since July 2000        1997, Associate Director of Mutual Fund Operations at Furman Selz and its
30 Rockefeller Plaza                                successor, BISYS Fund Services (financial services firms).
New York, NY 10112


* Each Director and Officer serves an indefinite term, until his successor is elected, and each Director and Officer serves in such capacity for 16 Lazard portfolios.

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
THE LAZARD FUNDS, INC.
YEAR ENDED DECEMBER 31, 2001

The following tax information represents year end disclosure of a tax benefit passed through to shareholders for 2001.

Of the distributions made by the Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

      PORTFOLIO                                    PERCENTAGE
      --------                                  -----------------
      Equity                                             63.67%
      Mid Cap                                            12.75
      Small Cap                                          15.17
      Global Equity                                      72.23
      International Equity                               --
      International Small Cap                             5.36
      Emerging Markets                                   --
      International Equity Select                        --
      Bond                                               --
      High Yield                                         --
      International Fixed-Income                         --
      Strategic Yield                                    --
      Mortgage                                           --
--------------------------------------------------------------------------------

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


THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300
http://www.lazardnet.com

INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARD FUNDS


30 Rockefeller Plaza
New York, New York 10112
Telephone (800) 823-6300
http://www.lazardnet.com


This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.





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